As filed with the Securities and Exchange Commission on February 5, 2018

Securities Act File No. 333-221936

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK VARIABLE SERIES FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway,

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Telephone Number: (800) 441-7762

(Area Code and Telephone Number)

John M. Perlowski

BLACKROCK VARIABLE SERIES FUNDS, INC.

55 East 52nd Street

New York, New York 10055

(Name and Address of Agent for Service)

Copies to:

Margery K. Neale, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Ben Archibald, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Class I shares and Class III shares of Common Stock, par value $0.10 per share, of BlackRock S&P 500 Index V.I. Fund, a series of the Registrant, and Class III shares of Common Stock, par value $0.10 per share, of BlackRock Managed Volatility V.I. Fund, a series of the Registrant. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Contract Owners of each of HIMCO VIT Index Fund and HIMCO VIT Portfolio Diversifier Fund, each a series of HIMCO Variable Insurance Trust

2.	Questions and Answers for Contract Owners of each of HIMCO VIT Index Fund and HIMCO VIT Portfolio Diversifier Fund, each a series of HIMCO Variable Insurance Trust

3.	Notice of Joint Special Meeting of Shareholders of each of HIMCO VIT Index Fund and HIMCO VIT Portfolio Diversifier Fund, each a series of HIMCO Variable Insurance Trust

4.	Combined Prospectus/Proxy Statement regarding the proposed reorganizations of each of HIMCO VIT Index Fund and HIMCO VIT Portfolio Diversifier Fund, each a series of HIMCO Variable Insurance Trust, with BlackRock S&P 500 Index V.I. Fund and BlackRock Managed Volatility V.I. Fund, each a series of BlackRock Variable Funds Series, Inc., respectively

5.	Statement of Additional Information regarding the proposed reorganizations of each of HIMCO VIT Index Fund and HIMCO VIT Portfolio Diversifier Fund, each a series of HIMCO Variable Insurance Trust, with BlackRock S&P 500 Index V.I. Fund and BlackRock Managed Volatility V.I. Fund, each a series of BlackRock Variable Funds Series, Inc., respectively

6.	Part C Information

7.	Exhibits

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT Index Fund

HIMCO VIT Portfolio Diversifier Fund

(each, a “Target Fund”)

February [●], 2018

Dear Contract Holder:

You are cordially invited to attend a special shareholder meeting of each of the two Target Funds named above, each a series of HIMCO Variable Insurance Trust (the “Target Trust”), that will be held on April 4, 2018 (the “Special Meeting”). The purpose of the Special Meeting is for shareholders of each Target Fund to vote on a proposal that would reorganize the Target Fund into a corresponding series (each, an “Acquiring Fund”) of BlackRock Variable Series Funds, Inc. (the “Acquiring Corporation”) as shown in the table below. Your insurance company will vote its shares held in the applicable Target Fund that are attributable to your variable annuity or variable life insurance contract (a “Contract”) at the Special Meeting in accordance with your instructions.

Name of Target Fund and Class of Shares	Name of Acquiring Fund and Class of Shares
HIMCO VIT Index Fund	BlackRock S&P 500 Index V.I. Fund
Class IA Shares	Class I Shares
Class IB Shares	Class III Shares
HIMCO VIT Portfolio Diversifier Fund	BlackRock Managed Volatility V.I. Fund
Class IB Shares	Class III Shares

Shareholders of record of each Target Fund at the close of business on January 12, 2018 will be asked to vote to approve an Agreement and Plan of Reorganization by and among the Target Trust, on behalf of the relevant Target Fund; the Acquiring Corporation, on behalf of the corresponding Acquiring Fund; Hartford Investment Management Company (“Hartford Investment Management”), investment manager to the Target Funds; and BlackRock Advisors, LLC (“BlackRock Advisors”), investment manager to the Acquiring Funds, which provides for (i) the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund to shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund as a series of the Target Trust (each, a “Reorganization”).

Your insurance company offers Contracts through its separate accounts (the “Separate Accounts”), each registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). You are a holder of at least one such Contract (a “Contract Holder”). The Separate Accounts are segmented into subaccounts (the “Subaccounts”), each of which invests in an underlying open-end investment management company or a series thereof.

At meetings held on September 15, 2017 and December 1, 2017, the Board of Trustees of the Target Trust (the “Target Board”), including the Trustees who are not “interested persons” of the Target Trust, as defined in the 1940 Act, considered and unanimously approved an Agreement and Plan of Reorganization for each of the Target Funds and agreed to submit to shareholders the proposals to approve the applicable Agreement and Plan of Reorganization. As a Contract Holder, you have the right to instruct your insurance company (the legal owner of the Target Funds’ outstanding shares) on how to vote the shares of the Target Funds that are attributable to your Contract.

If approved by shareholders of each Target Fund at the Special Meeting, each Reorganization is expected to occur on or about April 23, 2018. Pursuant to the applicable Agreement and Plan of Reorganization, each shareholder of the relevant Target Fund at the time of the Reorganization will receive shares of a corresponding class of shares of the corresponding Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s Target Fund shares immediately before the Reorganization.

For All Contract Holders

The Reorganizations will not cause fees and charges currently being paid under your Contract to be greater after the Reorganizations than before the Reorganizations. The net portfolio expense ratio of each Acquiring Fund (i.e., the portfolio expense ratio after waivers and reimbursements under the Acquiring Fund’s expense limitation agreement which would be in effect upon the closing of the applicable Reorganization through April 30, 2021) is expected to be lower than that of the corresponding Target Fund immediately following the applicable Reorganization. The gross portfolio expense ratio of BlackRock S&P 500 Index V.I. Fund is expected to be lower than that of HIMCO VIT Index Fund, and the gross portfolio expense ratio of BlackRock Managed Volatility V.I. Fund is expected to be higher than that of HIMCO VIT Portfolio Diversifier Fund, in each case immediately following the applicable Reorganization. Neither your rights nor your insurance company’s obligations under your Contract will be altered as a result of the Reorganizations. In addition, any transfer of your account value from a Subaccount investing in a Target Fund as a result of the Reorganization will not be counted against any limitation on the number of transfers that may be performed.

BlackRock Advisors or its affiliates will pay each Acquiring Fund’s portion of the expenses incurred in connection with its respective Reorganization, which are estimated to be $221,000, and includes legal fees, auditing fees and the costs of preparing and filing a registration statement with the Securities and Exchange Commission relating to the Reorganizations. Hartford Investment Management or its affiliates will pay each Target Fund’s portion of the expenses incurred in connection with its respective Reorganization, which are estimated to be $530,576, and includes legal fees, auditing fees, the costs of printing and mailing the enclosed Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the Special Meeting, and the expenses incurred in connection with the solicitation and tabulation of proxies to be voted at the Special Meeting. With respect to each Reorganization, the Target Fund and the Acquiring Fund will bear their respective brokerage expenses and portfolio transaction costs in connection with the implementation of the applicable Reorganization. No fees or charges will be assessed to you to effect the Reorganizations.

The Reorganizations will be effected without a change in the amount or value of your Contract. The Reorganizations will not alter the tax treatment of your Contract, and no tax liability will arise for you as a result of the Reorganizations.

Please be aware, however, that if you have elected an optional living and/or death benefit rider under your Contract, you may be required by your Contract to comply with investment restrictions in order to maintain your rider. This means that you may be restricted to allocating some or all of your account value to certain funds. Please see your Contract and your Contract prospectus for information about any applicable investment restrictions.

Your insurance company will provide you with a supplement to your Contract prospectus, which will describe in more detail how the proposed Reorganization impacts your Contract, including changes to investment restrictions that may apply. Please review the supplement carefully in conjunction with the enclosed Combined Prospectus/Proxy Statement.

For Contract Holders Invested in HIMCO VIT Index Fund

At any time prior to HIMCO VIT Index Fund’s date of Reorganization, you may transfer your account value from the Subaccount under your Contract holding shares of HIMCO VIT Index Fund to any of the other investment options offered under your Contract, subject to the terms of your Contract and your Contract prospectus (including any applicable investment restrictions and market timing/short-term trading provisions). No transfer fees or other charges will be imposed on such transfers, and such transfers will not be counted against any limitation on the number of transfers that you may perform.

If you do not transfer your account value to another investment option, and therefore remain invested in the Subaccount holding shares of HIMCO VIT Index Fund on the Reorganization date, and if the shareholders of HIMCO VIT Index Fund approve the proposal to reorganize HIMCO VIT Index Fund into BlackRock S&P 500

Index V.I. Fund, your account value will automatically be transferred to a new Subaccount holding shares of BlackRock S&P 500 Index V.I. Fund on the Reorganization date in accordance with the applicable Agreement and Plan of Reorganization.

Following the Reorganization, if you had account value automatically transferred from a Subaccount investing in HIMCO VIT Index Fund to a Subaccount investing in BlackRock S&P 500 Index V.I. Fund, you may transfer that account value among any of the investment options available under your Contract in accordance with the terms of your Contract and your Contract prospectus. Any such transfer will also be free of any transfer fees or other charges, and will not be counted against any limitation on the number of transfers that you may perform, provided that the transfer occurs within 90 days after the date of the Reorganization.

For Contract Holders Invested in HIMCO VIT Portfolio Diversifier Fund

At any time prior to HIMCO VIT Portfolio Diversifier Fund’s date of Reorganization, you may transfer your account value from the Subaccount under your Contract holding shares of HIMCO VIT Portfolio Diversifier Fund to any of the other investment options offered under your Contract, subject to the terms of your Contract and your Contract prospectus (including any applicable investment restrictions and market timing/short-term trading provisions). No transfer fees or other charges will be imposed on such transfers, and such transfers will not be counted against any limitation on the number of transfers that you may perform.

If you do not transfer your account value to another investment option, and therefore remain invested in the Subaccount under your Contract holding shares of HIMCO VIT Portfolio Diversifier Fund on the Reorganization date, and if the shareholders of HIMCO VIT Portfolio Diversifier Fund approve the proposal to reorganize HIMCO VIT Portfolio Diversifier Fund into BlackRock Managed Volatility V.I. Fund, your account value will automatically be transferred to a new Subaccount holding shares of BlackRock Managed Volatility V.I. Fund on the Reorganization date in accordance with the applicable Agreement and Plan of Reorganization.

Following the Reorganization, if you had account value automatically transferred from a Subaccount investing in HIMCO VIT Portfolio Diversifier Fund to a Subaccount investing in BlackRock Managed Volatility V.I. Fund, you may transfer that account value among any of the investment options available under your Contract in accordance with the terms of your Contract and your Contract prospectus. Any such transfer will also be free of any transfer fees or other charges, and will not be counted against any limitation on the number of transfers that you may perform, provided that the transfer occurs within 90 days after the date of the Reorganization.

Please note that investment restrictions under your Contract, if applicable, may require you to remain invested in HIMCO VIT Portfolio Diversifier Fund before the Reorganization and BlackRock Managed Volatility V.I. Fund after the Reorganization.

How to Vote

We request that you complete the enclosed voting instruction card for the Special Meeting. The Target Board has reviewed the proposals and recommends that you instruct your insurance company to vote FOR each applicable proposal. The Combined Prospectus/Proxy Statement provides more information on the proposals. Please read it carefully, complete the enclosed voting instruction card, and return your completed voting instruction card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting instruction procedures described in the Combined Prospectus/Proxy Statement. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of Hartford Investment Management, any of its affiliates, or from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote your shares.

Very truly yours,

/s/ Brenda Page

Brenda Page

Secretary and Chief Legal Officer

QUESTIONS AND ANSWERS

We encourage you to read the enclosed Combined Prospectus/Proxy Statement, but for your convenience, we have provided a brief overview of the proposals to be voted on.

Q. 1.	What proposals are shareholders being asked to consider at the upcoming shareholder meeting?

A. 1.	Shareholders of each of HIMCO VIT Index Fund and HIMCO VIT Portfolio Diversifier Fund (each, a “Target Fund”), each a series of HIMCO Variable Insurance Trust (the “Target Trust”), are being asked to approve an Agreement and Plan of Reorganization for the applicable Target Fund. If the applicable Agreement and Plan of Reorganization is approved for your Target Fund, the Target Fund will be reorganized into the corresponding series (each, an “Acquiring Fund”) of BlackRock Variable Series Funds, Inc. as shown in the table below (each, a “Reorganization”). Each Acquiring Fund, following completion of the applicable Reorganization, may be referred to as a “Combined Fund.” Pursuant to the applicable Agreement and Plan of Reorganization, each shareholder of a Target Fund at the time of the Reorganization will receive shares of the corresponding class of shares of the Acquiring Fund as shown in the table nelow (“Acquiring Fund Shares”) with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s Target Fund shares immediately before the Reorganization.

Name of Target Fund and Class of Shares	Name of Acquiring Fund and Class of Shares
HIMCO VIT Index Fund	BlackRock S&P 500 Index V.I. Fund
Class IA Shares	Class I Shares
Class IB Shares	Class III Shares
HIMCO VIT Portfolio Diversifier Fund	BlackRock Managed Volatility V.I. Fund
Class IB Shares	Class III Shares

The BlackRock S&P 500 Index V.I. Fund also offers Class II shares and the BlackRock Managed Volatility V.I. Fund also offers Class I shares, neither of which will be issued in connection with the Reorganizations.

Q. 2.	Why am I being solicited to vote to approve an Agreement and Plan of Reorganization?

A. 2.	Your insurance company offers variable annuity and variable life insurance contracts (each, a “Contract”) through its separate accounts, each registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). You are a holder of at least one such Contract (a “Contract Holder”).

Your insurance company, as the legal owner of each Target Fund’s outstanding shares, is being asked to approve the applicable Agreement and Plan of Reorganization to authorize the Reorganization of the relevant Target Fund into the corresponding Acquiring Fund. As a Contract Holder, you have the right to instruct your insurance company on how to vote the shares of the Target Fund(s) that are attributable to your Contract at the upcoming shareholder meeting. At a meeting held on December 1, 2017, the Board of Trustees of the Target Trust (the “Target Board”) authorized sending a combined prospectus/proxy statement (the “Combined Prospectus/Proxy Statement”) to shareholders and Contract Holders of each Target Fund to solicit approval of the Agreement and Plan of Reorganization applicable to the Target Fund.

Q. 3.	Why are the Target Funds being reorganized?

A. 3.

The Target Board determined that reorganizing the Target Funds into the Acquiring Funds is in the best interest of each Target Fund and its shareholders. The Target Board considered a number of factors, including, but not limited to, the determination made by Hartford Investment Management Company (“Hartford Investment Management”) that it would not be feasible to continue operation of the Target Trust in light of the relatively small asset size and the significantly diminished prospects for asset growth as a result of the decision of its affiliated insurance companies to withdraw a regulatory application that would have permitted the transfer of assets to the Target Trust; the amount of each Target Fund’s net assets; the expense ratio for each Target Fund (with and without the reimbursement of expenses by Hartford Investment Management); the fact that significant growth of the Target Funds was not likely; the fact that the Target Trust was not likely to achieve sufficient economies of scale; the fact that Hartford Investment Management stated that it likely would not continue the expense limitations beyond the expiration of the expense limitation agreements on April 30, 2018; the investment objectives, strategies, risks, performance, fees, and management of the Target Funds and the Acquiring Funds; the reputation of BlackRock Advisors, LLC (“BlackRock Advisors”), the investment adviser to each Acquiring Fund; the analysis performed by Hartford Investment Management; the fact that certain insurance companies would provide an option for Contract Holders who were invested in HIMCO VIT Portfolio Diversifier Fund immediately prior to the Reorganization to allocate 100% of their account value to the BlackRock Managed Volatility V.I. Fund after the Reorganization; and the fact that the Reorganizations would not have a U.S. federal income tax impact on Contract Holders.

Q. 4.	What will happen to my beneficial interest in a Target Fund if the proposals are approved?

A. 4.	The Target Board considered how best to serve the interests of shareholders and, on the recommendation of Hartford Investment Management, selected the Acquiring Funds for the proposed Reorganizations of the Target Funds. As discussed above, each Agreement and Plan of Reorganization provides that each shareholder of the relevant Target Fund at the time of the Reorganization will receive Acquiring Fund Shares of a corresponding class of shares of the relevant Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s investment in the Target Fund immediately before the Reorganization. The Reorganization of the relevant Target Fund will be effected without a change in the amount or value of your Contract.

Q. 5.	What would happen if a proposal is not approved?

A. 5.	If the insurance companies, as the shareholders of a Target Fund, do not approve the proposal applicable to the Target Fund based on the instructions they receive from Contract Holders, the Target Fund will not be reorganized pursuant to the applicable Agreement and Plan of Reorganization. The Target Board would then meet to consider what, if any, steps to take, including scheduling a new shareholder meeting.

Q. 6.	Will the proposals result in higher costs than I currently pay for any Target Fund?

A. 6.	The Reorganizations will not cause the fees and charges currently being paid under the Contracts by the existing Contract Holders to be greater after the Reorganizations than before the Reorganizations. The net portfolio expense ratio of each Acquiring Fund (i.e., the portfolio expense ratio after waivers and reimbursements under the Acquiring Fund’s expense limitation agreement which would be in effect upon the closing of the applicable Reorganization through April 30, 2021) is expected to be lower than that of the corresponding Target Fund immediately following the Reorganizations. The gross portfolio expense ratio of BlackRock S&P 500 Index V.I. Fund is expected to be lower than that of HIMCO VIT Index Fund, and the gross portfolio expense ratio of BlackRock Managed Volatility V.I. Fund is expected to be higher than that of HIMCO VIT Portfolio Diversifier Fund, in each case immediately following the applicable Reorganization. In addition, BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses of Class I and Class III shares of BlackRock S&P 500 Index V.I. Fund and Class III shares of BlackRock Managed Volatility V.I. Fund in order to limit total annual operating expenses to specified levels through April 30, 2021, effective upon the closing of the applicable Reorganization. For information about the relative expense levels of each Target Fund and its corresponding Acquiring Fund, see the discussion under “Summary—Fees and Expenses” in the Combined Prospectus/Proxy Statement.

The portfolio managers of BlackRock S&P 500 Index V.I. Fund do not anticipate selling any securities of HIMCO VIT Index Fund acquired in the Reorganization other than in the ordinary course of business of the Combined Fund. The portfolio managers of BlackRock Managed Volatility V.I. Fund anticipate disposing of a significant portion (approximately 55%) of the securities of HIMCO VIT Portfolio Diversifier Fund acquired in the Reorganization in connection with realigning the Combined Fund’s portfolio in a manner consistent with its investment process. The sale of these portfolio securities would increase the brokerage expenses and transaction costs incurred by the Combined Fund. In addition, if the Reorganization is completed, the Combined Fund may invest more significantly in individual equity and fixed-income securities rather than exchange-traded funds (“ETFs”) to gain exposure to such securities. The brokerage commission and other portfolio transaction costs relating to the sale of portfolio securities acquired from HIMCO VIT Portfolio Diversifier Fund and the sale of ETF shares in connection with the Combined Fund’s investing more significantly in individual equity and fixed-income securities are estimated to be approximately 0.05% of the Combined Fund’s net assets following the Reorganization.

Q. 7.	Will my rights as a Contract Holder change as a result of the Reorganization?

A. 7.	Neither the rights of Contract Holders nor the obligations of the insurance companies under the Contracts will be altered as a result of the Reorganizations; however, investment restrictions under your Contract, if applicable, may require you to remain invested in HIMCO VIT Portfolio Diversifier Fund before the Reorganization and BlackRock Managed Volatility V.I. Fund after the Reorganization. Certain insurance companies may allow you to allocate 100% of your Contract value to BlackRock Managed Volatility V.I. Fund after the Reorganization. Please see your Contract, your Contract prospectus, and any supplements thereto for information about any applicable investment restrictions. In addition, the transfer of a Contract Holder’s account value from a Subaccount investing in a Target Fund as a result of the Reorganizations will not be counted as one of the free transfers permitted to Contract Holders under the Contracts.

Q. 8.	Are there any alternatives to investing in the Acquiring Funds?

A. 8.	At any time prior to a Target Fund’s date of Reorganization, you may transfer your account value from the Subaccount under your Contract holding shares of the Target Fund to any of the other investment options offered under your Contract, subject to the terms of your Contract and your Contract prospectus (including any applicable investment restrictions and market timing/short-term trading provisions). No transfer fees or other charges will be imposed on such transfers, and such transfers will not be counted against any limitation on the number of transfers that you may perform. Following the Reorganization, if you had account value automatically transferred from a Subaccount investing in a Target Fund to a Subaccount investing in a corresponding Acquiring Fund, you may transfer that account value among any of the investment options available under your Contract in accordance with the terms of your Contract and your Contract prospectus. Any such transfer will also be free of any transfer fees or other charges, and will not be counted against any limitation on the number of transfers that you may perform, provided that the transfer occurs within 90 days after the date of the Reorganization.

Please be aware, however, that if you own an optional living and/or death benefit rider under your Contract, you may be required to comply with investment restrictions in order to maintain your rider. Investment restrictions under your Contract, if applicable, may require you to remain invested in HIMCO VIT Portfolio Diversifier Fund before the Reorganization and BlackRock Managed Volatility V.I. Fund after the Reorganization. Please see your Contract and your Contract prospectus for information about any applicable investment restrictions.

Your insurance company will provide a supplement to your Contract prospectus, which will describe in more detail how the proposed Reorganization impacts your Contract, including changes to investment restrictions that may apply to you. Please review the supplement carefully in conjunction with the enclosed Combined Prospectus/Proxy Statement.

Q. 9.	Are any investors of the Target Funds ineligible to invest in the Acquiring Funds?

A. 9.

Qualified retirement plans are not eligible to invest in the Acquiring Funds. It is anticipated that each qualified retirement plan that is directly invested in a Target Fund will redeem its investment prior to the consummation of the Reorganization. In addition, each Agreement and Plan of Reorganization is contingent on there being no qualified retirement plans directly invested in the Target Fund as of the closing date of the applicable Reorganization.

Q. 10.	Will the applicable Reorganization create a taxable event for me?

A. 10.	Each Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Provided that the Contracts qualify to be treated as life insurance contracts or variable annuity contracts under the applicable provisions of Code, the Reorganizations of the Target Funds will not be a taxable event for Contract Holders. The Reorganizations will not alter the tax treatment of Contract Holders in connection with their Contracts, and no tax liability will arise for Contract Holders as a result of the Reorganizations. Contract Holders should consult their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Q. 11.	Who will pay the costs incurred in connection with the Special Meeting?

A. 11.	BlackRock Advisors or its affiliates will pay each Acquiring Fund’s portion of the expenses incurred in connection with its respective Reorganization, which are estimated to be $221,000, and includes legal fees, auditing fees and the costs of preparing and filing a registration statement with the Securities and Exchange Commission relating to the Reorganizations. Hartford Investment Management or its affiliates will pay each Target Fund’s portion of the expenses incurred in connection with its respective Reorganization, which are estimated to be $530,576, and includes legal fees, auditing fees, the costs of printing and mailing the enclosed Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the Special Meeting, and the expenses incurred in connection with the solicitation and tabulation of proxies to be voted at the Special Meeting. With respect to each Reorganization, the Target Fund and the Acquiring Fund will bear their respective brokerage expenses and portfolio transaction costs in connection with the implementation of the applicable Reorganization.

Q. 12.	How does the Target Board suggest I provide voting instructions?

A. 12.	The Target Board recommends that you provide voting instructions “FOR” the applicable proposals.

Q. 13.	How can I provide voting instructions?

A. 13.	Providing voting instructions is quick and easy! You can provide voting instructions:

•	By mail: complete and return your voting instruction card(s) in the pre-addressed postage-paid envelope.

•	By telephone: call the toll-free number listed on your voting instruction card(s) and follow the recorded instructions.

•	By internet: log on the website listed on your voting instruction card(s) and follow the on-screen instructions.

•	In person: attend the meeting on April 4, 2018 at 10:00 a.m., Eastern time, at the offices of Hartford Investment Management, One Hartford Plaza, Tower East Entrance, Hartford, Connecticut 06155.

Whichever method you choose, please take the time to read the Combined Prospectus/Proxy Statement before you vote.

Q. 14.	When should I provide voting instructions?

A. 14.	Please provide voting instructions as soon as possible. You may submit your voting instructions at any time before the date of the Special Meeting. Representatives of Hartford Investment Management, any of its affiliates, or Broadridge Financial Solutions, Inc., a firm authorized by Hartford Investment Management to assist in the solicitation of proxies, may be contacting you to urge you to provide voting instructions on these important matters.

Q. 15.	Where can I obtain additional information about this Combined Prospectus/Proxy Statement?

A. 15.	For information about the Combined Prospectus/Proxy Statement, please call toll-free 1-833-501-4706.

To view or obtain a copy of the most recent annual or semi-annual report of the Target Funds, please go to http://www.hvitfunds.com. To view the Combined Prospectus/Proxy Statement, please go to www.proxyvote.com.

THE ATTACHED COMBINED PROSPECTUS/PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY.

v

Please provide voting instructions now. Your voting instructions are important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the voting instruction card (s), date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed voting instruction card (s), but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each Reorganization, as applicable.

Important additional information about the proposals is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT.

PLEASE PROVIDE VOTING INSTRUCTIONS PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED VOTING INSTRUCTION CARD(S) OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 4, 2018.

THE COMBINED PROSPECTUS/PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXYVOTE.COM

NOTICE OF A JOINT SPECIAL MEETING

OF THE SHAREHOLDERS OF

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT Index Fund

HIMCO VIT Portfolio Diversifier Fund

(each, a “Target Fund”)

A Joint Special Meeting of the Shareholders (the “Special Meeting”) of the Target Funds, each a series of the HIMCO Variable Insurance Trust (the “Target Trust”), will be held on April 4, 2018, starting at 10:00 a.m., Eastern time, at the offices of Hartford Investment Management Company (“Hartford Investment Management”), One Hartford Plaza, Tower East Entrance, Hartford, Connecticut 06155, for the following purposes:

1. Approval of the Reorganizations—Proposals 1 and 2

To approve the applicable Agreement and Plan of Reorganization by and among the Target Trust, on behalf of the relevant Target Fund; BlackRock Variable Series Funds, Inc., a Maryland corporation (the “Acquiring Corporation”), on behalf of the corresponding fund as set out in the table below under the heading “Acquiring Fund” (each, an “Acquiring Fund”); Hartford Investment Management, investment manager to the Target Fund; and BlackRock Advisors, LLC (“BlackRock Advisors”), investment manager to the Acquiring Fund, which provides for (i) the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund to shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund as a series of the Target Trust. Your insurance company will vote its shares held in the applicable Target Fund that are attributable to your variable annuity or variable life insurance contract at the Special Meeting in accordance with your instructions.

Shareholders of each Target Fund will vote separately on each Proposal.

Proposal #	Target Fund	Acquiring Fund
1	HIMCO VIT Index Fund	BlackRock S&P 500 Index V.I. Fund
	Class IA Shares	Class I Shares
	Class IB Shares	Class III Shares
2	HIMCO VIT Portfolio Diversifier Fund	BlackRock Managed Volatility V.I. Fund
	Class IB Shares	Class III Shares

2. Other Business

To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Please read the enclosed Combined Prospectus/Proxy Statement carefully for information concerning the proposals to be considered at the Special Meeting.

The Board of Trustees of the Target Trust recommends that you vote FOR the proposals listed in this notice. Shareholders of record at the close of business on January 12, 2018 are entitled to notice of and to vote at the Special Meeting. As a holder of a variable annuity or variable life insurance contract with respect to a Target Fund, you are entitled to instruct your insurance company on how to vote your shares.

Please read the enclosed Combined Prospectus/Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Combined Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD(S) AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE COMBINED PROSPECTUS/PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

By Order of the Board of Trustees,

/s/ Brenda Page

Brenda Page

Secretary and Chief Legal Officer

February [●], 2018

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on April 4, 2018. The Notice of Joint Special Meeting of Shareholders, the Combined Prospectus/Proxy Statement, the form of proxy cards, the form of voting instruction card(s) and any amendments are available on the Internet at https://www.proxyvote.com.

COMBINED PROSPECTUS/PROXY STATEMENT

February [•], 2018

PROSPECTUS FOR:

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock S&P 500 Index V.I. Fund

BlackRock Managed Volatility V.I. Fund

(each, an “Acquiring Fund”)

PROXY STATEMENT FOR:

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT Index Fund

HIMCO VIT Portfolio Diversifier Fund

(each, a “Target Fund”)

The address and telephone number of the Acquiring Funds is:

55 East 52nd Street

New York, New York 10055

(800) 441-7762

This Combined Prospectus/Proxy Statement provides information you should review before instructing your insurance company on how to vote on the matters listed in the foregoing Notice of a Joint Special Meeting for each Target Fund, each a series of the HIMCO Variable Insurance Trust (the “Target Trust”). You should retain this Combined Prospectus/Proxy Statement for future reference.

The Target Trust’s Board of Trustees (the “Target Board”) is soliciting your voting instruction for a Joint Special Meeting of Shareholders of each Target Fund (the “Special Meeting”) to be held on April 4, 2018, starting at 10:00 a.m., Eastern time, at the offices of Hartford Investment Management Company (“Hartford Investment Management”), One Hartford Plaza, Tower East Entrance, Hartford, Connecticut 06155, and for any adjournment of the Special Meeting, for the following purposes:

1. Approval of the Reorganizations—Proposals 1 and 2

To approve the applicable Agreement and Plan of Reorganization by and among the Target Trust, on behalf of the relevant Target Fund; BlackRock Variable Series Funds, Inc., a Maryland corporation (the “Acquiring Corporation”), on behalf of the corresponding Acquiring Fund as set out in the table below under the heading “Acquiring Fund”; Hartford Investment Management, investment manager to the Target Fund; and BlackRock Advisors, LLC (“BlackRock Advisors”), investment manager to the Acquiring Fund, which provides for (i) the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund to shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund as a series of the Target Trust. Your insurance company will vote its shares held in the applicable Target Fund that are attributable to your variable annuity or variable life insurance contract (a “Contract”) at the Special Meeting in accordance with your instructions.

Shareholders of each Target Fund will vote separately on each proposal.

Proposal #	Target Fund	Acquiring Fund
1	HIMCO VIT Index Fund	BlackRock S&P 500 Index V.I. Fund
	Class IA Shares	Class I Shares
	Class IB Shares	Class III Shares
2	HIMCO VIT Portfolio Diversifier Fund	BlackRock Managed Volatility V.I. Fund
	Class IB Shares	Class III Shares

2. Other Business

To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Shareholders of record of each Target Fund at the close of business on January 12, 2018 (“Record Date”) are entitled to be present and to vote at the Special Meeting or any adjourned meeting. As holders (“Contract Holders”) of Contracts with interests in a Target Fund as of such date, you are entitled to provide voting instructions for the Special Meeting. The Reorganization of each Target Fund into the corresponding Acquiring Fund is conditioned upon receipt of shareholder approval of the Reorganization relating to that Target Fund.

The solicitation of voting instructions is made by the mailing of this Combined Prospectus/Proxy Statement and the accompanying voting instruction card on or about February [●], 2018. Whether or not you expect to attend the Special Meeting or any adjournments thereof, the Target Board, on behalf of each Target Fund, recommends that you vote your shares by completing and returning the enclosed voting instruction card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in this Combined Prospectus/Proxy Statement.

Where to Get More Information

The following documents containing additional information about each Acquiring Fund and each Target Fund have been filed with the SEC and are incorporated by reference into this Combined Prospectus/Proxy Statement (meaning that they are legally considered a part of this Combined Prospectus/Proxy Statement):

1.	the Statement of Additional Information of the Acquiring Funds relating to this Combined Prospectus/Proxy Statement, dated February [●], 2018;

2.	HIMCO Variable Insurance Trust (SEC file no. 333-194995):

a.	the prospectuses of the Target Funds, each dated April 30, 2017, as supplemented to date;

b.	the Statement of Additional Information of the Target Funds, dated April 30, 2017, as supplemented to date;

c.	the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to shareholders of the Target Funds for the year ended December 31, 2016 and the unaudited financial statements included in the Semi-Annual Report to shareholders of the Target Funds for the six-month period ended June 30, 2017.

3.	BlackRock Variable Series Funds, Inc. (SEC file no. 002-74452):

a.	The Statement of Additional Information relating to Class I shares of the BlackRock S&P 500 Index V.I. Fund and Class III shares of the BlackRock Managed Volatility V.I. Fund, dated May 1, 2017, as supplemented;

ii

b.	The Statement of Additional Information relating to Class III shares of the BlackRock S&P 500 Index V.I. Fund, dated November 28, 2017, as supplemented.

The following documents have been filed with the SEC, and are incorporated by reference into (legally form a part of), and also accompany this Combined Prospectus/Proxy Statement:

4.	the Prospectuses relating to Class I shares of the BlackRock S&P 500 V.I. Fund and Class III shares of the BlackRock Managed Volatility V.I. Fund dated May 1, 2017, as supplemented, and the Prospectus relating to Class III shares of the BlackRock S&P 500 Index V.I. Fund dated November 28, 2017, as supplemented (collectively, the “Acquiring Fund Prospectus”);

5.	the Annual Report to shareholders of each Acquiring Fund for the fiscal year ended December 31, 2016; and

6.	the Semi-Annual Report to shareholders of each Acquiring Fund for the six-month period ended June 30, 2017.

You may obtain free copies of the Target Funds’ documents in items 2.a through 2.c at www.hvitfunds.com or by writing the Target Trust at One Hartford Plaza – NP5-B, Hartford, Connecticut 06155. You may also call (800) 862-6668 to request copies.

You may obtain free copies of the Acquiring Funds’ documents items 3 through 6 on a website maintained by BlackRock, Inc. at www.blackrock.com/prospectus/insurance. In addition, each Acquiring Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7762 or by writing to the Acquiring Fund at BlackRock Variable Series Funds, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019. The address of the principal executive offices of each Acquiring Fund is 100 Bellevue Parkway, Wilmington, Delaware 19809 and the telephone number is (800) 441-7762.

Each Fund is subject to the information requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the EDGAR Database on the SEC’s website at www.sec.gov.

Please note that investments in the Acquiring Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

iv

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The Reorganizations

The Board of Trustees (the “Target Board”) of HIMCO Variable Insurance Trust (the “Target Trust”), including all of the Trustees who are not “interested persons” of the Target Trust, as defined in the Investment Company Act of 1940 (the “Investment Company Act” or the “1940 Act”), approved an Agreement and Plan of Reorganization with respect to each of HIMCO VIT Index Fund and HIMCO VIT Portfolio Diversifier Fund (each, a “Target Fund”) by and among the Target Trust, on behalf of the relevant Target Fund; BlackRock Variable Series Funds, Inc., a Maryland corporation (the “Acquiring Corporation”), on behalf of the corresponding fund as set out in the table below under the heading “Name of Acquiring Fund and Class of Shares” (each, an “Acquiring Fund” and together, the “Acquiring Funds”); Hartford Investment Management Company (“Hartford Investment Management”), investment manager to the Target Fund; and BlackRock Advisors, LLC (“BlackRock Advisors”), investment manager to the Acquiring Fund, which provides for (i) the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund to shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund as a series of the Target Trust (each, a “Reorganization”). The Acquiring Funds, following completion of the Reorganizations (as defined below), may be collectively referred to as the “Combined Funds” and each, a “Combined Fund.”

The Target Board, including all of the Target Board Trustees who are not “interested persons” (as defined in the 1940 Act), has unanimously approved each Reorganization and recommends that Contract Holders entitled to vote on the Reorganizations approve the Agreement and Plan of Reorganization for the relevant Target Fund, a form of which is attached as Appendix II to this Combined Prospectus/Proxy Statement.

At a meeting held on December 1, 2017, the Target Board agreed to submit to shareholders the proposals to reorganize each Target Fund with shares of a corresponding Acquiring Fund as follows:

Name of Target Fund and Class of Shares	Name of Acquiring Fund and Class of Shares
HIMCO VIT Index Fund	BlackRock S&P 500 Index V.I. Fund
Class IA Shares	Class I Shares
Class IB Shares	Class III Shares
HIMCO VIT Portfolio Diversifier Fund	BlackRock Managed Volatility V.I. Fund
Class IB Shares	Class III Shares

The BlackRock S&P 500 Index V.I. Fund also offers Class II shares and the BlackRock Managed Volatility V.I. Fund also offers Class I shares, neither of which will be issued in connection with the Reorganizations.

If approved by shareholders of each Target Fund at the Special Meeting, each Reorganization is expected to occur on or about April 23, 2018. The BlackRock S&P 500 Index V.I. Fund will issue Class I and Class III shares that have an aggregate net asset value (“NAV”) equal to the aggregate NAV of Class IA and Class IB shares, respectively, of the HIMCO VIT Index Fund outstanding immediately before the Reorganization. The BlackRock Managed Volatility V.I. Fund will issue Class III shares that have an aggregate NAV equal to the aggregate NAV of Class IB shares of the HIMCO VIT Portfolio Diversifier Fund outstanding immediately before the Reorganization. Accordingly, each shareholder of a Target Fund at the time of the Reorganization will receive shares of the corresponding class of shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of that shareholder’s Target Fund shares immediately before the Reorganization. Accordingly, each Contract Holder’s account value allocated to an Acquiring Fund immediately after the Reorganization will be equal to the Contract Holder’s account value allocated to the corresponding Target Fund immediately before the Reorganization.

Background. Shares of each Target Fund are sold through variable insurance contracts issued by Hartford Life Insurance Company and its affiliates (collectively, “Hartford Life”) and one or more unaffiliated insurance companies (each, an “Insurance Company” and together with Hartford Life, the “Insurance Companies”). Shares of the Target Funds are held in the Insurance Companies’ respective separate accounts (“Separate Accounts”), in subaccounts thereof (“Subaccounts”). These shares are owned by the Insurance Companies, and Contract Holders can invest in the Subaccounts that hold shares of the Target Funds. Contract Holders who allocate account value to a Subaccount have a beneficial interest in the corresponding Target Fund, but are not directly invested in and do not hold shares of the Target Fund. As such, the Insurance Companies are the legal owners of the shares entitled to vote at the Special Meeting. Nonetheless, Contract Holders have the right to instruct the Insurance Companies on how to vote the shares related to their interests held through their Contracts (i.e., pass-through voting), and an Insurance Company must vote the shares of the Target Fund held in its name as directed. In the absence of voting instructions on any voting instruction card that is signed and returned, the Insurance Company will vote the interest represented thereby in favor of the proposals. If an Insurance Company does not receive voting instructions for all of the shares of the Target Fund held under the Contracts, it will vote all of the remaining shares in the relevant Separate Accounts with respect to the applicable proposal, for, against, or abstaining, in the same proportion as the shares of the Target Fund for which it has received instructions from Contract Holders of that particular Target Fund (i.e., echo voting), subject to any restrictions the Insurance Company may have on echo voting. As a result, those Contract Holders that actually provide voting instructions may control the outcome of the vote even though their actual interest in a Target Fund alone would not be sufficient to approve the applicable proposal. This Combined Prospectus/Proxy Statement is used to solicit voting instructions from Contract Holders as well as to solicit proxies from the Insurance Companies, the actual shareholders of each Target Fund. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Combined Prospectus/Proxy Statement.

The Target Board considered how best to serve the interests of shareholders and, on the recommendation of Hartford Investment Management Company (“Hartford Investment Management”), the investment adviser to the Target Funds, selected the Acquiring Funds for the proposed Reorganizations of the Target Funds. Upon the recommendation of the Target Board, Contract Holders are encouraged to approve the Agreement and Plan of Reorganization for the relevant Target Fund.

The investment objectives and investment strategies, principal risks, performance, fees and expenses and other comparative information concerning the Target Funds and the Acquiring Funds are discussed below. The attached voting instruction card seeks the Contract Holders’ approval of the above-described proposal with respect to each Target Fund.

Agreement and Plan of Reorganization. Each Agreement and Plan of Reorganization will be implemented as described below. The following is a discussion of each Agreement and Plan of Reorganization, a form of which is attached to this Combined Prospectus/Proxy Statement as Appendix II.

Each Agreement and Plan of Reorganization will become effective with respect to the relevant Target Fund on the date of approval of the Agreement and Plan of Reorganization by the affirmative vote of a majority of the outstanding shares of such Target Fund. A vote of a majority of the outstanding voting securities of a Target Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Target Fund that are present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy at the Special Meeting; or (b) more than 50% of the outstanding voting securities of the Target Fund (a “1940 Act Majority”). Although Contract Holders have the right to instruct the Insurance Companies on how to vote the shares of the Target Funds, please note that the Insurance Companies will be echo-voting the shares for which they do not receive voting instructions (as described under “Background” above), subject to any restrictions the Insurance Company may have on echo voting. As such, at the Special Meeting, a majority of the outstanding shares of a Target Fund may be voted by the Insurance Companies in favor of the applicable Agreement and Plan of Reorganization even if less than a majority of Contract Holders entitled to vote provide voting instructions in favor of the proposal.

If the applicable Agreement and Plan of Reorganization is approved by shareholders for a Target Fund, the Target Fund will be reorganized into the corresponding Acquiring Fund on or about April 23, 2018. The Target Fund will thereafter cease to exist.

General Impact on Contract Holders

Information Applicable to All Contract Holders

The Reorganizations will not cause fees and charges currently being paid under the Contracts by the existing Contract Holders to be greater after the Reorganizations than before the Reorganizations. The net portfolio expense ratio of each Acquiring Fund (i.e., the portfolio expense ratio after waivers and reimbursements under the Acquiring Fund’s expense limitation agreement which would be in effect upon the closing of the applicable Reorganization through April 30, 2021) is expected to be lower than that of the corresponding Target Fund immediately following the applicable Reorganization. The gross portfolio expense ratio of the BlackRock S&P 500 Index V.I. Fund is expected to be lower than that of the HIMCO VIT Index Fund, and the gross portfolio expense ratio of the BlackRock Managed Volatility V.I. Fund is expected to be higher than that of the HIMCO VIT Portfolio Diversifier Fund, in each case immediately following the applicable Reorganization. For information about the relative expense levels of each Target Fund and its proposed Acquiring Fund, see the discussion under “Summary—Fees and Expenses” below.

Neither the rights of Contract Holders nor the obligations of the Insurance Companies under the Contracts will be altered as a result of the Reorganizations. In addition, the transfer of a Contract Holder’s account value from a Subaccount investing in a Target Fund as a result of the Reorganization will not be counted against any limitation on the number of transfers that may be performed.

BlackRock Advisors or its affiliates will pay each Acquiring Fund’s portion of the expenses incurred in connection with its respective Reorganization, which are estimated to be $221,000, and includes legal fees, auditing fees and the costs of preparing and filing a registration statement with the Securities and Exchange Commission relating to the Reorganizations. Hartford Investment Management or its affiliates will pay each Target Fund’s portion of the expenses incurred in connection with its respective Reorganization, which are estimated to be $530,576, and includes legal fees, auditing fees, the costs of printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the Special Meeting, and the expenses incurred in connection with the solicitation and tabulation of proxies to be voted at the Special Meeting. With respect to each Reorganization, the Target Fund and the Acquiring Fund will bear their respective brokerage expenses and portfolio transaction costs in connection with the implementation of the applicable Reorganization.

No fees or charges will be assessed to the Contract Holders to effect the Reorganizations. The Reorganizations will be effected without a change in the amount or value of any Contracts held by Contract Holders. The Reorganizations will not alter the tax treatment of Contract Holders in connection with their Contracts, and no tax liability will arise for Contract Holders as a result of the Reorganizations.

Please be aware, however, that if you own an optional living and/or death benefit rider under your Contract, you may be required to comply with investment restrictions in order to maintain your rider. This means that you may be restricted to allocating some or all of your account value to certain funds. Please see your Contract and your Contract prospectus for information about any applicable investment restrictions.

In no event will you lose your rider as a result of the Reorganizations provided you do not make any transfers before or after the Reorganizations. In other words, if the Target Fund was permitted under your rider’s investment restrictions, the corresponding Acquiring Fund will also be permitted.

Your insurance company will provide a supplement to your Contract prospectus, which will describe in more detail how the proposed Reorganization impacts your Contract, including changes to investment restrictions that may apply to you. Please review the supplement carefully in conjunction with this Combined Prospectus/Proxy Statement.

Additional Information Applicable to Contract Holders Invested in the HIMCO VIT Index Fund

At any time prior to the HIMCO VIT Index Fund’s date of Reorganization, a Contract Holder may transfer his or her account value from the Subaccount under the Contract holding shares of the HIMCO VIT Index Fund to any of the other investment options offered under the Contract, subject to the terms of the Contract and the Contract prospectus (including any applicable investment restrictions and market timing/short-term trading provisions). No transfer fees or other charges will be imposed on such transfers, and such transfers will not be counted against any limitation on the number of transfers that may be performed.

If the Contract Holder does not transfer the account value to another investment option, and therefore remains invested in the Subaccount holding shares of the HIMCO VIT Index Fund on the Reorganization date, and if the shareholders of the HIMCO VIT Index Fund approve the proposal to reorganize the HIMCO VIT Index Fund into the BlackRock S&P 500 Index V.I. Fund, the account value will automatically be transferred to a new Subaccount holding shares of the BlackRock S&P 500 Index V.I. Fund on the Reorganization date in accordance with the applicable Agreement and Plan of Reorganization.

Following the Reorganization, if the Contract Holder had account value automatically transferred from a Subaccount investing in the HIMCO VIT Index Fund to a Subaccount investing in the BlackRock S&P 500 Index V.I. Fund, the Contract Holder may transfer that account value among any of the investment options available under the Contract in accordance with the terms of the Contract and the Contract prospectus. Any such transfer will also be free of any transfer fees or other charges, and will not be counted against any limitation on the number of transfers that may be performed, provided that the transfer occurs within 90 days after the date of the Reorganization.

Additional Information Applicable to Contract Holders Invested in the HIMCO VIT Portfolio Diversifier Fund

At any time prior to the HIMCO VIT Portfolio Diversifier Fund’s date of Reorganization, a Contract Holder may transfer his or her account value from the Subaccount under the Contract holding shares of the HIMCO VIT Portfolio Diversifier Fund to any of the other investment options offered under the Contract, subject to the terms of the Contract and the Contract prospectus (including any applicable investment restrictions and market timing/short-term trading provisions). No transfer fees or other charges will be imposed on such transfers, and such transfers will not be counted against any limitation on the number of transfers that may be performed.

If the Contract Holder does not transfer the account value to another investment option, and therefore remains invested in the Subaccount holding shares of the HIMCO VIT Portfolio Diversifier Fund on the Reorganization date, and if the shareholders of the HIMCO VIT Portfolio Diversifier Fund approve the proposal to reorganize the HIMCO VIT Portfolio Diversifier Fund into the BlackRock Managed Volatility V.I. Fund, the account value will automatically be transferred to a new Subaccount holding shares of the BlackRock Managed Volatility V.I. Fund on the Reorganization date in accordance with the applicable Agreement and Plan of Reorganization.

Following the Reorganization, if the Contract Holder had account value automatically transferred from a Subaccount investing in the HIMCO VIT Portfolio Diversifier Fund to a Subaccount investing in the BlackRock Managed Volatility V.I. Fund, the Contract Holder may transfer that account value among any of the investment options available under the Contract in accordance with the terms of the Contract and the Contract prospectus. Any such transfer will also be free of any transfer fees or other charges, and will not be counted against any limitation on the number of transfers that may be performed, provided that the transfer occurs within 90 days after the date of the Reorganization.

Please note that investment restrictions under your Contract, if applicable, may require you to remain invested in the HIMCO VIT Portfolio Diversifier Fund before the Reorganization and the BlackRock Managed Volatility V.I. Fund after the Reorganization. Certain Insurance Companies may allow Contract Holders to allocate 100% of their Contract value to the BlackRock Managed Volatility V.I. Fund after the Reorganization.

Contract Holders may obtain a prospectus for their Contracts free of charge by contacting their Insurance Companies. The prospectuses for the Contracts are also available on the EDGAR database on the U.S. Securities and Exchange Commission’s (“SEC”) Internet site at http://www.sec.gov.

Considerations Regarding Each Agreement and Plan of Reorganization

Reasons for Proposed Reorganizations of the Target Funds. Each Target Fund is a series of the Target Trust, an open-end investment management company organized under the laws of the State of Delaware on January 13, 2012. The net assets of each Target Fund as of December 31, 2017 are set forth in the table below.

Name of Target Fund	Net Assets (in millions)
HIMCO VIT Index Fund[1]	$1,152
HIMCO VIT Portfolio Diversifier Fund	$286

[1]	Assets in the direct qualified plan business for the HIMCO VIT Index Fund were $217,090 as of December 31, 2017.

In 2012, The Hartford Financial Services Group, Inc. (“The Hartford”) determined to separate its variable product-focused business from its retail-focused business. In 2012, the Target Trust was created for the variable products’ underlying mutual fund investment options to be tied more closely to The Hartford’s variable product line. As part of this initiative, the Target Funds were reorganized as series of the Target Trust on October 20, 2014 (the “2014 Reorganization”). The Hartford planned to build out, through the Target Trust, additional support of the variable product-focused business, which was expected to provide greater distribution opportunities for the different series of the Target Trust, including the Target Funds. This, in turn, was expected to provide greater opportunity to improve net flows and allow shareholders to benefit from economies of scale which could, over time, result in a reduction in the impact of fixed costs to shareholders of the Target Funds.

In April 2015, Hartford Life applied for an order under Section 26(c) of the 1940 Act that would permit the substitution of shares of 62 investment portfolios of registered investment companies underlying certain variable annuity contracts funded through Hartford Life’s separate accounts (the “Underlying Portfolios”) with shares of 11 newly-created series of the Target Trust that would have substantially similar investment objectives, principal investment strategies, and principal investment risks as the Underlying Portfolios (the “Substitution Application”). Hartford Life decided to withdraw the Substitution Application in March 2017.

In light of this decision, the greater distribution opportunities and economies of scale originally expected to be realized following the 2014 Reorganization would not be attainable. Hartford Investment Management has determined that it would not be feasible to continue operation of the Target Trust in light of the relatively small asset size and the significantly diminished prospects for asset growth.

Each of the Target Funds is subject to an expense limitation arrangement. Hartford Investment Management, the adviser to each of the Target Funds, has entered into an expense limitation agreement with the Target Trust relating to each Target Fund under which Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses at specified levels until April 30, 2018.

In view of the relatively small size of the Target Funds, the fact that neither of the Target Funds have reached the scale necessary to obviate the need for expense limitation arrangements, and the significantly diminished prospects for asset growth as a result of Hartford Life’s cessation of new sales of variable annuity products and Hartford Life’s decision to withdraw the Substitution Application, Hartford Investment

Management determined that the continuation of the Target Funds’ expense limitation arrangements would not be feasible. Absent this reimbursement, Contract Holders would have to bear expenses at a higher level because the Target Trust’s asset base is small, which may make each Target Fund unattractive to Contract Holders.

The net expense ratios of the corresponding share classes of each Acquiring Fund (i.e., the expense ratios after waivers and reimbursements under the Acquiring Fund’s expense limitation agreement which would be in effect upon the closing of the applicable Reorganization through April 30, 2021) are expected to be lower than those of Class IA and Class IB shares of the corresponding Target Fund, as applicable, immediately following the Reorganizations. The gross expense ratio of the BlackRock S&P 500 Index V.I. Fund is expected to be lower than that of the HIMCO VIT Index Fund, and the gross expense ratio of the BlackRock Managed Volatility V.I. Fund is expected to be higher than that of the HIMCO VIT Portfolio Diversifier Fund, in each case immediately following the applicable Reorganization. While there are some differences in the management fees and expected expense ratios for the Acquiring Funds as compared to the Target Funds, as discussed below, BlackRock Advisors has agreed to limit each Acquiring Fund’s total operating expenses below the level of the limits currently applicable to the corresponding Target Fund’s total operating expenses for at least two years after the closing date of the Reorganization. Please see “Summary—Fees and Expenses” below for more information.

At meetings held on September 15, 2017 and December 1, 2017, the Target Board considered and approved the proposed Reorganization of each Target Fund. The Target Board considered a number of factors, including, but not limited to, the determination made by Hartford Investment Management that it would not be feasible to continue operation of the Target Trust in light of the relatively small asset size and the significantly diminished prospects for asset growth as a result of the decision of Hartford Life to withdraw the Substitution Application; the amount of each Target Fund’s net assets, the expense ratio for each Target Fund (with and without the reimbursement of expenses by Hartford Investment Management); the fact that significant growth of the Target Funds was not likely; the fact that the Target Trust was not likely to achieve sufficient economies of scale; the fact that Hartford Investment Management stated that it likely would not continue the expense limitations beyond the expiration of the expense limitation agreements on April 30, 2018; the investment objectives, strategies, risks, performance, fees, and management of the Target Funds and the Acquiring Funds; the reputation of BlackRock Advisors; the analysis performed by Hartford Investment Management; the fact that Hartford Life would provide an option for Contract Holders who were invested in HIMCO VIT Portfolio Diversifier Fund immediately prior to the Reorganization to allocate 100% of their account value to the BlackRock Managed Volatility V.I. Fund after the Reorganization; and the fact that the Reorganizations would not have a U.S. federal income tax impact on Contract Holders. The approval of each Agreement and Plan of Reorganization was made on the basis of each Trustee’s business judgment after consideration of a variety of factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Contract Holders should consider whether it would be appropriate for them to proactively reallocate their assets from any Subaccount investing in a Target Fund to one or more other investment options available under their respective Contracts in light of their investment goals.

Rationale for Selection of Acquiring Funds

HIMCO VIT Index Fund into BlackRock S&P 500 Index V.I. Fund

Upon the recommendation of Hartford Investment Management, the Target Board selected the BlackRock S&P 500 Index V.I. Fund for the proposed Reorganization of the HIMCO VIT Index Fund because the BlackRock S&P 500 Index V.I. Fund’s investment objective is similar and its investment strategies are substantially similar to those of the HIMCO VIT Index Fund. In making this selection, the Target Board considered the following factors:

•

The net expense ratios of Class I and Class III shares of the BlackRock S&P 500 Index V.I. Fund (i.e., the expense ratios after waivers and reimbursements under the BlackRock S&P 500 Index V.I. Fund’s expense limitation agreement which would be in effect upon the closing of the Reorganization through April 30, 2021) are expected to be lower than the net expense ratios of Class IA and Class IB shares of the HIMCO VIT Index Fund, respectively, immediately after the Reorganization. The gross expense ratios of Class I and Class III shares of the BlackRock S&P 500 Index V.I. Fund are also expected to be lower than those of Class IA and Class IB shares of the HIMCO VIT Index Fund, respectively, immediately after the Reorganization.

•

BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses of the BlackRock S&P 500 Index V.I. Fund in order to limit total annual operating expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) to 0.15% (for Class I Shares) and 0.40% (for Class III Shares) of average daily net assets through April 30, 2021, effective upon the closing of the Reorganization.

•

The one-, five- and ten-year performance record of Class I shares of the BlackRock S&P 500 Index V.I. Fund for the fiscal periods ended September 30, 2017 is substantially similar to that of Class IA shares of the HIMCO VIT Index Fund due to the substantially similar investment strategy of each Fund to track the S&P 500 Index and the similar expense ratios of the Funds’ respective share classes.

•

The one-, five- and ten-year performance record of Class III shares of the BlackRock S&P 500 Index V.I. Fund for the fiscal periods ended September 30, 2017 (which is based upon performance of the Fund’s Class I shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III shares) is substantially similar to that of Class IB shares of the HIMCO VIT Index Fund due to the substantially similar investment strategy of each Fund to track the S&P 500 Index and the similar expense ratios of the Funds’ respective share classes.

•

Hartford Life will receive lower fee payments from BlackRock Advisors for administrative services to be provided to the BlackRock S&P 500 Index V.I. Fund than it receives from Hartford Investment Management for administrative services provided to the HIMCO VIT Index Fund.

HIMCO VIT Portfolio Diversifier Fund into BlackRock Managed Volatility V.I. Fund

Upon the recommendation of Hartford Investment Management, the Target Board selected the BlackRock Managed Volatility V.I. Fund for the proposed Reorganization of the HIMCO VIT Portfolio Diversifier Fund. In considering potential merger candidates for the proposed Reorganization of the HIMCO VIT Portfolio Diversifier Fund, the Target Board considered the following factors:

•	The HIMCO VIT Portfolio Diversifier Fund is a unique and specialized Fund designed to support specific Contract riders or guarantees (collectively, “Contract Riders”).

•

The Contract Riders generally require or permit Contract Holders to allocate 50% of the account value of their Contracts to the HIMCO VIT Portfolio Diversifier Fund and the other 50% of the account value of their Contracts to equity-based funds (such combined allocations are hereafter referred to as the “Combined PDF and Equity Allocation”).

•

BlackRock Advisors seeks to manage volatility to stabilize performance of the BlackRock Managed Volatility V.I. Fund, while Hartford Investment Management seeks to produce investment performance for the HIMCO VIT Portfolio Diversifier Fund that may mitigate against significant declines in equity markets while also preserving the potential for modest appreciation.

•

While neither Hartford Investment Management nor BlackRock Advisors can predict future performance, the BlackRock Managed Volatility V.I. Fund may experience greater risk of loss in declining equity markets than the HIMCO VIT Portfolio Diversifier Fund.

•

The HIMCO VIT Portfolio Diversifier Fund, unlike the BlackRock Managed Volatility V.I. Fund, seeks to execute its investment strategy by replicating the performance of its custom index, which incorporates certain policyholder and market data.

•

The net expense ratio of Class III shares of the BlackRock Managed Volatility V.I. Fund (i.e., the expense ratio after waivers and reimbursements under the BlackRock Managed Volatility V.I. Fund’s expense limitation agreement which would be in effect upon the closing of the Reorganization through April 30, 2021) is expected to be lower than the net expense ratio of Class IB shares of the HIMCO

VIT Portfolio Diversifier Fund immediately after the Reorganization. The gross expense ratio of Class III shares of the BlackRock Managed Volatility V.I. Fund is expected to be higher than that of Class IB shares of the HIMCO VIT Portfolio Diversifier Fund immediately after the Reorganization.

•

BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses of the BlackRock Managed Volatility V.I. Fund in order to limit total annual operating expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) to 0.84% (for Class III Shares) of average daily net assets through April 30, 2021, effective upon the closing of the Reorganization.

•

The one- and five-year performance record of Class III shares of the BlackRock Managed Volatility V.I. Fund for the fiscal periods ended September 30, 2017 (which is based upon performance of the Fund’s Class I shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III shares): (i) substantially outperformed that of Class IB shares of the HIMCO VIT Portfolio Diversifier Fund; and (ii) slightly underperformed that of the Combined PDF and Equity Allocation.

•	Certain Insurance Companies would allow Contract Holders to allocate 100% of their Contract value to the BlackRock Managed Volatility V.I. Fund after the Reorganization.

•

Hartford Life will receive the same fee payments from BlackRock Advisors for administrative services to be provided to the BlackRock Managed Volatility V.I. Fund as it receives from Hartford Investment Management for administrative services provided to the HIMCO VIT Portfolio Diversifier Fund.

Failure to Approve a Proposal

If shareholders of a Target Fund do not approve the applicable proposal, that Target Fund will not be reorganized pursuant to the applicable Agreement and Plan of Reorganization that was approved by the Target Board. Thus, the Reorganization of a Target Fund is contingent upon shareholder approval of the proposal for the Target Fund. The Target Board would then meet to consider what, if any, steps to take. If only one of the two proposed Reorganizations is approved, it will be implemented without regard to the other Reorganization’s failure to gain shareholder approval.

For the reasons specified above, the Target Board recommends that Proposals 1 and 2 be approved. Persons having voting interests, or the right to provide instructions with respect to such interests, in each Target Fund are encouraged to consider carefully the information contained in this Combined Prospectus/Proxy Statement and to complete and return the enclosed instruction card.

The Target Board Recommends that Shareholders of Each Target Fund Vote, and that Contract Holders Instruct their Insurance Company to Vote, “For” the Applicable Agreement and Plan of Reorganization

Investment Objectives and Principal Investment Strategies

Comparison of the HIMCO VIT Index Fund (Target Fund) and the BlackRock S&P 500 Index V.I. Fund (Acquiring Fund)

Investment Objectives. The investment objectives of the HIMCO VIT Index Fund and the BlackRock S&P 500 Index V.I. Fund are similar. The investment objective of the HIMCO VIT Index Fund is to seek to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate. The investment objective of the BlackRock S&P 500 Index V.I. Fund is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the S&P 500 Index. The investment objective of each of the Funds is non-fundamental, which means that it may be changed without approval of the respective Fund’s shareholders.

Principal Investment Strategies. The HIMCO VIT Index Fund and the BlackRock S&P 500 Index V.I. Fund employ substantially similar principal investment strategies in seeking to achieve their respective objectives. The principal investment strategies of the Funds are set out in the chart below.

HIMCO VIT Index Fund	BlackRock S&P 500 Index V.I. Fund

•  The Fund uses the S&P 500 Index as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in the opinion of the Fund’s investment manager, Hartford Investment Management, is representative of the performance of publicly-traded common stocks. Therefore, the Fund attempts to approximate the capital performance and dividend income of the S&P 500 Index. The S&P 500 Index is comprised of 500 selected companies, most of which are listed on the New York Stock Exchange.

•  The Fund tries to match the performance of the S&P 500 Index as closely as possible before the deduction of Fund expenses. The S&P 500 Index is a market-weighted index composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses and which collectively represent a substantial portion of all common stocks publicly traded in the United States.

• —

•  Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500 Index and in derivative instruments linked to the S&P 500 Index. In general, the Fund will invest substantially all of its assets in such common stock and instruments.

•  The portfolio managers generally invest in no fewer than 495 companies included in the S&P 500 Index. HIMCO selects stocks for the Fund’s portfolio after taking into account their individual weights in the S&P 500 Index. HIMCO does not attempt to “manage” the Fund’s portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the Fund’s portfolio unless, of course, the company is removed from the S&P 500 Index.

•  The Fund will generally invest in all 500 stocks in the S&P 500 Index in roughly the same proportions as their weightings in the S&P 500 Index. For example, if 5% of the S&P 500 is made up of the stock of a particular company, the Fund will normally invest approximately 5% of its assets in that company. This strategy is known as “full replication.” However, when BlackRock Advisors believes it would be cost efficient, it is authorized to deviate from full replication and to instead invest in a statistically selected sample of the five hundred stocks in the S&P 500 Index that has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 500 Index as a whole.

• —

•  The Fund may invest in derivative instruments, and will normally invest a portion of its assets in options and futures contracts linked to the performance of the S&P 500 Index. Derivatives allow the Fund to increase or decrease its exposure to the S&P 500 Index quickly and at less cost than buying or selling stocks. The Fund will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions, for cash management purposes and to keep trading costs low.

Comparison. The principal investment strategies of the HIMCO VIT Index Fund and the BlackRock S&P 500 Index V.I. Fund are substantially similar, although there are some differences. The principal difference between the Funds’ principal investment strategies is that, while both Funds are index funds that seek to track the S&P 500 Index, the BlackRock S&P 500 Index V.I. Fund invests at least 80% of its assets in the common stocks represented in the S&P 500 Index and in derivative instruments linked to the S&P 500 Index, such as options and futures contracts. The HIMCO VIT Index Fund does not have a similar 80% investment policy and does not invest in derivatives as part of its principal investment strategies. Both Funds employ a full replication strategy; however, the BlackRock S&P 500 Index V.I. Fund may employ a statistical sampling strategy if it is deemed cost efficient by BlackRock Advisors.

Comparison of the HIMCO VIT Portfolio Diversifier Fund (Target Fund) and the BlackRock Managed Volatility V.I. Fund (Acquiring Fund)

Investment Objectives. The investment objective of the HIMCO VIT Portfolio Diversifier Fund is to seek to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating. The investment objective of the BlackRock Managed Volatility V.I. Fund is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities. The investment objective of the Target Fund is non-fundamental, which means that it may be changed without approval of the Target Fund’s shareholders. The investment objective of the Acquiring Fund is fundamental, which means that it may not be changed without approval of the Acquiring Fund’s shareholders.

Principal Investment Strategies. The HIMCO VIT Portfolio Diversifier Fund and the BlackRock Managed Volatility V.I. Fund employ different principal investment strategies in seeking to achieve their respective objectives. The principal investment strategies of the Funds are set out in the chart below.

HIMCO VIT Portfolio Diversifier Fund	BlackRock Managed Volatility V.I. Fund

•  The Fund seeks to achieve its investment goal by replicating the performance of the Portfolio Diversifier Index. The Portfolio Diversifier Index is a composite index designed by Hartford Life Insurance Company (“Hartford Life”) and calculated by Hartford Investment Management, the Fund’s investment adviser. The Portfolio Diversifier Index is intended to produce investment performance that may mitigate against significant declines in the aggregate value of investment allocations to the equity mutual funds (the “Allocated Funds”) under those variable annuity contracts where the contract holder has elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund (a “Rider”), while also preserving the potential for modest appreciation in net asset value when markets are appreciating. Unlike a traditional index, the Portfolio Diversifier Index is not determined on the basis of the performance of constituent investments, but rather is calculated by inputting certain data into a pre-set formula. The resulting Portfolio Diversifier Index determines the Fund’s relative allocation of assets among three separate investment strategies, or “sleeves,” as well as the investment profile of one of the sleeves.

•  The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund may also invest a significant portion of its assets in affiliated and unaffiliated ETFs. The Fund seeks to provide total return through its equity, fixed-income and other investment strategies.

HIMCO VIT Portfolio Diversifier Fund	BlackRock Managed Volatility V.I. Fund
• The sleeves among which the Fund’s assets are allocated consist of:

• a sleeve designed to approximate the investment performance of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bond Sleeve”);

•  With respect to its fixed-income investments, the Fund may invest in ETFs or individual fixed-income securities to an unlimited extent. The Fund and the ETFs may invest in a portfolio of fixed-income securities such as corporate bonds and notes, commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured either by commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), collateralized debt obligations, asset-backed securities, convertible securities, debt obligations of governments and their sub-divisions (including those of non-U.S. governments), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. The Fund and the ETFs may also invest a significant portion of their assets in non-investment grade bonds (commonly called “junk” bonds or distressed securities), non-investment grade bank loans, foreign bonds (both U.S. dollar- and non-U.S. dollar-denominated) and bonds of emerging market issuers. The Fund and the ETFs may invest in non-U.S. dollar-denominated bonds on a currency hedged or unhedged basis.

HIMCO VIT Portfolio Diversifier Fund	BlackRock Managed Volatility V.I. Fund
• a sleeve designed to approximate the performance of the S&P 500 Index (the “Equity Sleeve”); and

•  With respect to its equity investments, the Fund may invest in ETFs or individual equity securities to an unlimited extent. The Fund and the ETFs may invest in common stock, preferred stock, securities convertible into common stock, non-convertible preferred stock and depositary receipts. The Fund and the ETFs may invest in securities of both U.S. and non-U.S. issuers without limit, which can be U.S. dollar-based or non-U.S. dollar-based and may be currency hedged or unhedged. The Fund and the ETFs may invest in securities of companies of any market capitalization.

•  a sleeve consisting of (i) a basket of derivatives that generally will increase in value if the S&P 500 Index decreases significantly in value and will generally decrease in value when the S&P 500 Index remains level or increases in value; and (ii) holdings of Treasury securities and other cash investments (the “Derivative Sleeve”).

•  The Fund may invest in derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on its portfolio investments. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies. The ETFs may, to varying degrees, also invest in derivatives.

•  With respect to its cash investments, the Fund may hold high quality money market securities, including short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset-backed commercial paper, corporate notes and repurchase agreements. The Fund may invest a significant portion of its assets in money market funds, including those advised by BlackRock Advisors or its affiliates.

HIMCO VIT Portfolio Diversifier Fund			BlackRock Managed Volatility V.I. Fund
• The anticipated allocation ranges for the sleeves and anticipated target allocations (i.e., expected allocations under normal market conditions) are:			• The Fund has wide flexibility in the relative weightings given to each category.

Sleeve	Allocation Range	Allocation Target
Bond Sleeve	20 to 60% of net assets	40% of net assets
Equity Sleeve	0 to 40% of net assets	20% of net assets
Derivative Sleeve	20 to 60% of net assets	40% of net assets

•  In addition to determining the relative allocation of assets among the sleeves, the Portfolio Diversifier Index determines the investment profile of the Derivative Sleeve. Hartford Investment Management calculates the Portfolio Diversifier Index on a monthly basis using the pre-set formula and the following inputs: (i) data provided by Hartford Life and its affiliates and by Forethought Life Insurance Company (“Forethought”) regarding the aggregate allocations of Rider holders to each Allocated Fund; (ii) certain other data regarding the Rider holders and the performance of the Fund and the Allocated Funds; and (iii) certain market-related data.

• —

•  Hartford Investment Management manages the Fund’s portfolio to replicate the allocations of the Portfolio Diversifier Index and the investment composition of the sleeves. The Derivative Sleeve is managed primarily through purchases of “long” and “short” investments in S&P 500 Index futures contracts. “Short” investments in S&P Index 500 futures contracts are investments in futures contracts that will move inversely in value to the value of the S&P 500 Index. Hartford Investment Management also may purchase put and call options to manage exposure, as well as enter into other types of derivative contracts. A significant portion of the Derivative Sleeve may be held in Treasury securities and other cash investments. The Equity Sleeve and Bond Sleeve seek to approximate the performance of their respective indices through direct investments in some or all of the holdings of the indices, as well as other standard index replication strategies.

• —

HIMCO VIT Portfolio Diversifier Fund	BlackRock Managed Volatility V.I. Fund
• —

•  The Fund may invest in U.S. and non-U.S. real estate investment trusts (“REITs”), structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities) and floating rate securities (such as bank loans).

• —

•  The Fund incorporates a volatility control process that seeks to reduce risk when the portfolio’s volatility is expected to exceed 10%. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. Volatility may result in rapid and dramatic price swings. While BlackRock attempts to manage the Fund’s volatility to stabilize performance, there can be no guarantee that the Fund will be successful. The Fund may without limitation allocate assets into cash or short-term fixed-income securities, and away from riskier assets such as equity and high yield fixed-income securities. At any given time, the Fund may be invested entirely in equities, fixed-income or cash. As part of its attempt to manage the Fund’s volatility exposure, during certain periods the Fund may make significant investments in index futures or other derivative instruments designed to reduce the Fund’s exposure to portfolio volatility. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Comparison. While both the HIMCO VIT Portfolio Diversifier Fund and the BlackRock Managed Volatility V.I. Fund allocate their assets among fixed-income, equity, derivative and cash instruments, they employ different investment strategies in allocating their assets. The principal difference between the Funds is that the HIMCO VIT Portfolio Diversifier Fund is an index fund that seeks to replicate the performance of the Portfolio Diversifier Index, a proprietary index designed by Hartford Life, which incorporates certain policyholder and market data, that also determines the HIMCO VIT Portfolio Diversifier Fund’s allocations to its fixed-income, equity and derivative and cash investment sleeves, while the BlackRock Managed Volatility V.I. Fund is not an index fund. The HIMCO VIT Portfolio Diversifier Fund invests directly in equity and fixed-income securities as part of its principal investment strategies. With respect to its equity and fixed-income investments, the BlackRock Managed Volatility V.I. Fund may invest in affiliated and unaffiliated ETFs or individual equity and fixed-income securities to an unlimited extent. The HIMCO VIT Portfolio Diversifier Index is intended to produce investment performance that may mitigate against significant declines in the aggregate value of investment allocations to the equity mutual funds under those variable annuity contracts where the contract holder has elected a guaranteed benefit rider subject to an allocation requiring investment in the HIMCO VIT Portfolio Diversifier Fund while also preserving the potential for modest appreciation in NAV when markets are appreciating. While neither Hartford Investment Management nor BlackRock Advisors can predict future performance, the BlackRock Managed Volatility V.I. Fund may experience greater risk of loss in declining equity markets than the HIMCO VIT Portfolio Diversifier Fund. In addition, the HIMCO VIT Portfolio Diversifier Fund targets an allocation of 40% of net assets to its fixed-income sleeve (with a range of 20 to 60% of net assets), an allocation of 20% of net assets to its equity sleeve (with a range of 0 to 40% of net assets) and an allocation of 40% of net assets to its derivative and cash investment sleeve (with a range of 20 to 60% of net assets). The BlackRock Managed Volatility V.I. Fund has wide flexibility in the amount of its assets invested in fixed-income, equity, derivative and cash instruments. In addition, BlackRock Advisors uses a volatility control process in managing the BlackRock Managed Volatility V.I. Fund.

If the Reorganization of the HIMCO VIT Portfolio Diversifier Fund into the BlackRock Managed Volatility V.I. Fund is completed, the BlackRock Managed Volatility V.I. Fund may invest more significantly in individual equity and fixed-income securities rather than ETFs to gain exposure to such securities.

Fees and Expenses

If a Reorganization is approved and completed, shareholders of the applicable Target Fund will receive the class of shares of the corresponding Acquiring Fund set out below:

Name of Target Fund and Class of Shares	Name of Acquiring Fund and Class of Shares
HIMCO VIT Index Fund Class IA Shares Class IB Shares	BlackRock S&P 500 Index V.I. Fund Class I Shares Class III Shares
HIMCO VIT Portfolio Diversifier Fund Class IB Shares	BlackRock Managed Volatility V.I. Fund Class III Shares

Fee Tables as of June 30, 2017 (unaudited)

The purpose of each comparative fee table below is to assist you in understanding the various costs and expenses of investing in Class I shares or Class III shares, as applicable, of each Combined Fund. The information in each table reflects the fees and expenses incurred by each share class of each Target Fund and Acquiring Fund (other than Class III shares of each Acquiring Fund) during the 12-month period ended June 30, 2017 (unaudited), and the pro forma expenses for the 12-month period ended June 30, 2017, for each Combined Fund following the applicable Reorganization. In the case of Class III shares of each Acquiring Fund, the fees and expenses of the Acquiring Fund and pro forma Combined Fund are based on the estimated fees and expenses of the Acquiring Fund as of the commencement of operations of Class III shares of the Acquiring Fund, as the Class III shares of each Acquiring Fund had no outstanding shares as of June 30, 2017. The fees and expenses do not include separate account fees and expenses, and would be higher if such fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Acquiring Fund as of June 30, 2017, see “Other Information—Capitalization.”

Fee Table of the HIMCO VIT Index Fund (Target Fund) (as of June 30, 2017) (unaudited),

the BlackRock S&P 500 Index V.I. Fund (Acquiring Fund) (as of June 30, 2017) (unaudited)

and the Pro Forma Combined Fund (as of June 30, 2017) (unaudited)

Class I Shares

	HIMCO VIT Index Fund (Target Fund)(1) Class IA shares	BlackRock S&P 500 Index V.I. Fund (Acquiring Fund) Class I shares	Pro Forma Combined Fund (BlackRock S&P 500 Index V.I. Fund)* Class I shares	Pro Forma Combined Fund (BlackRock S&P 500 Index V.I. Fund)** Class I shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%	0.30%(2),(4)	0.07%(5),(6)	0.07%(5),(6)
Distribution (12b-1) Fees	None	None	None	None
Other Expenses	0.07%	0.16%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.37%	0.46%	0.16%	0.16%
Fee Waivers and/or Expense Reimbursements	(0.04)%(3)	(0.15)%(2),(4)	(0.01)%(6),(7)	(0.01)%(6),(7)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.33%	0.31%(2),(4)	0.15%(6),(7)	0.15%(6),(7)

(1)	Holders of Class IA shares the HIMCO VIT Index Fund will receive Class I shares of the BlackRock S&P 500 Index V.I. Fund in connection with the Reorganization.

(2)

BlackRock Advisors has contractually agreed to waive the management fee with respect to any portion of the BlackRock S&P 500 Index V.I. Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock Advisors or its affiliates that have a contractual management fee, through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the BlackRock S&P 500 Index V.I. Fund.

(3)

Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses as follows: 0.33% (Class IA). This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the HIMCO VIT Index Fund. This arrangement is expected to terminate on April 30, 2018 without being renewed.

(4)

BlackRock Advisors has contractually agreed to waive management fees in order to limit the BlackRock S&P 500 Index V.I. Fund’s management fee to 0.20% through April 30, 2019. In addition, BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 1.25% (for Class I shares) of average daily net assets through April 30, 2019. BlackRock Advisors has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% (for Class I shares) of average daily net assets through April 30, 2019. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the BlackRock S&P 500 Index V.I. Fund.

(5)	Management fee has been restated to reflect contractual management fee effective upon the closing of the Reorganization of the HIMCO VIT Index Fund into the BlackRock S&P 500 Index V.I. Fund.

(6)

BlackRock Advisors has contractually agreed to waive the management fee with respect to any portion of the BlackRock S&P 500 Index V.I. Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock Advisors or its affiliates that have a contractual management fee, through April 30, 2021, effective upon the closing of the Reorganization of the HIMCO VIT Index Fund into the BlackRock S&P 500 Index V.I. Fund. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the BlackRock S&P 500 Index V.I. Fund.

(7)

BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 0.15% (for Class I shares) of average daily net assets through April 30, 2021, effective upon the closing of the Reorganization of the HIMCO VIT Index Fund into the BlackRock S&P 500 Index V.I. Fund. BlackRock Advisors has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% (for Class I shares) of average daily net assets through April 30, 2021, effective upon the closing of the Reorganization of the HIMCO VIT Index Fund into the BlackRock S&P 500 Index V.I. Fund. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the BlackRock S&P 500 Index V.I. Fund.

*	These estimated pro forma fees and expenses have not been adjusted for, and do not take into account, a proposed reorganization of a non-Hartford Investment Management variable mutual fund into the Acquiring Fund that is expected to occur following the closing date of the Reorganization (the “non-Hartford Reorganization”). The Acquiring Fund will be the survivor of the non-Hartford Reorganization and the Reorganization is not contingent on the approval of or the closing of the non-Hartford Reorganization.

**	These estimated pro forma fees and expenses have been adjusted for, and take into account, the non-Hartford Reorganization.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended June 30, 2017) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same (except the examples reflect applicable expense limitations and fee waivers for the current duration of the arrangements only), and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year		Three Years		Five Years		Ten Years
HIMCO VIT Index Fund (Target Fund) Class IA shares	$34		$115		$204		$464
BlackRock S&P 500 Index V.I. Fund (Acquiring Fund) Class I shares	$32		$132		$243		$565
Pro Forma Combined Fund Class I shares	$15	*	$48	*	$87	*	$201	*
	$15	**	$48	**	$87	**	$201	**

*	These estimated pro forma expenses have not been adjusted for, and do not take into account, the non-Hartford Reorganization.

**	These estimated pro forma expenses have been adjusted for, and take into account, the non-Hartford Reorganization.

Class III Shares

	HIMCO VIT Index Fund (Target Fund)(1) Class IB shares		BlackRock S&P 500 Index V.I. Fund (Acquiring Fund) Class III shares*		Pro Forma Combined Fund (BlackRock S&P 500 Index V.I. Fund)** Class III shares		Pro Forma Combined Fund (BlackRock S&P 500 Index V.I. Fund)*** Class III shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%		0.30	%(2),(5)	0.07	%(6),(7)	0.07	%(6),(7)
Distribution (12b-1) Fees	0.25%		0.25%		0.25%		0.25%
Other Expenses	0.07%		0.16	%(3)	0.09%		0.09%
Total Annual Fund Operating Expenses	0.62%		0.71	%(3)	0.41%		0.41%
Fee Waivers and/or Expense Reimbursements	(0.04	)%(4)	(0.10	)%(2),(5)	(0.01	)%(7),(8)	(0.01	)%(7),(8)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.58%		0.61	%(2),(5)	0.40	%(7),(8)	0.40	%(7),(8)

(1)	Holders of Class IB shares of the HIMCO VIT Index Fund will receive Class III shares of the BlackRock S&P 500 Index V.I. Fund in connection with the Reorganization.

(2)

BlackRock Advisors has contractually agreed to waive the management fee with respect to any portion of BlackRock S&P 500 Index V.I. Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock Advisors or its affiliates that have a contractual management fee, through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the BlackRock S&P 500 Index V.I. Fund.

(3)	Other Expenses are based on estimated amounts for the current fiscal year.

(4)

Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses as follows: 0.58% (Class IB). This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the HIMCO VIT Index Fund. This arrangement is expected to terminate on April 30, 2018 without being renewed.

(5)

BlackRock Advisors has contractually agreed to waive management fees in order to limit the BlackRock S&P 500 Index V.I. Fund’s management fee to 0.20% through April 30, 2019. In addition, BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 1.50% (for Class III shares) of average daily net assets through April 30, 2019. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the BlackRock S&P 500 Index V.I. Fund.

(6)	Management fee has been restated to reflect contractual management fee effective upon the closing of the Reorganization of the HIMCO VIT Index Fund into the BlackRock S&P 500 Index V.I. Fund.

(7)

BlackRock Advisors has contractually agreed to waive the management fee with respect to any portion of the BlackRock S&P 500 Index V.I. Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock Advisors or its affiliates that have a contractual management fee, through April 30, 2021, effective upon the closing of the Reorganization of the HIMCO VIT Index Fund into the BlackRock S&P 500 Index V.I. Fund. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the BlackRock S&P 500 Index V.I. Fund.

(8)

BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 0.40% (for Class III shares) of average daily net assets through April 30, 2021, effective upon the closing of the Reorganization of the HIMCO VIT Index Fund into the BlackRock S&P 500 Index V.I. Fund. BlackRock Advisors has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% (for Class III shares) of average daily net assets through April 30, 2021, effective upon the closing of the Reorganization of the HIMCO VIT Index Fund into the BlackRock S&P 500 Index V.I. Fund. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the BlackRock S&P 500 Index V.I. Fund.

*	Class III shares did not have any assets as of June 30, 2017.

**	These estimated pro forma fees and expenses have not been adjusted for, and do not take into account, the non-Hartford Reorganization. The Acquiring Fund will be the survivor of the non-Hartford Reorganization and the Reorganization is not contingent on the approval of or the closing of the non-Hartford Reorganization.

***	These estimated pro forma fees and expenses have been adjusted for, and take into account, the non-Hartford Reorganization.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended June 30, 2017) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same (except the examples reflect applicable expense limitations and fee waivers for the current duration of the arrangements only), and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year		Three Years		Five Years		Ten Years
HIMCO VIT Index Fund (Target Fund) Class IB shares	$59		$194		$342		$770
BlackRock S&P 500 Index V.I. Fund (Acquiring Fund) Class III shares	$62		$217		$385		$873
Pro Forma Combined Fund Class III shares	$41	*	$128	*	$227	*	$514	*
	$41	**	$128	**	$227	**	$514	**

*	These estimated pro forma expenses have not been adjusted for, and do not take into account, the non-Hartford Reorganization.

**	These estimated pro forma expenses have been adjusted for, and take into account, the non-Hartford Reorganization.

Fee Table of the HIMCO VIT Portfolio Diversifier Fund (Target Fund) (as of June 30, 2017) (unaudited),

the BlackRock Managed Volatility V.I. Fund (Acquiring Fund) (as of June 30, 2017) (unaudited)

and the Pro Forma Combined Fund (as of June 30, 2017) (unaudited)

Class III Shares

	HIMCO VIT Portfolio Diversifier Fund (Target Fund)(1) Class IB shares		BlackRock Managed Volatility V.I. Fund (Acquiring Fund) Class III shares*		Pro Forma Combined Fund (BlackRock Managed Volatility V.I. Fund) Class III shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%		0.55	%(2)	0.55	%(7)
Distribution (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.12%		0.87	%(3)	0.36%
Acquired Fund Fees and Expenses	—		0.24	%(4)	—	(8)
Total Annual Fund Operating Expenses	0.97%		1.91	%(4)	1.16%
Fee Waivers and/or Expense Reimbursements	(0.12	)%(5)	(0.42	)%(2),(6)	(0.32	)%(7),(9)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.85%		1.49	%(2),(6)	0.84	%(7),(9)

(1)	Holders of Class IB shares of the HIMCO VIT Portfolio Diversifier Fund will receive Class III shares of the Acquiring Fund in connection with the Reorganization.

(2)

BlackRock Advisors has contractually agreed to waive the management fee with respect to any portion of the BlackRock Managed Volatility V.I. Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock Advisors or its affiliates that have a contractual management fee, through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the BlackRock Managed Volatility V.I. Fund.

(3)	Other Expenses are based on estimated amounts for the current fiscal year.

(4)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the BlackRock Managed Volatility V.I. Fund’s most recent annual report which does not include Acquired Fund Fees and Expenses.

(5)

Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of the HIMCO VIT Portfolio Diversifier Fund at the annual rate of 0.85% of the Fund’s average daily net assets. This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the HIMCO VIT Portfolio Diversifier Fund. This arrangement is expected to terminate on April 30, 2018 without being renewed.

(6)

BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 1.25% (for Class III shares) of average daily net assets through April 30, 2018. BlackRock Advisors has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% (for Class III shares) of average daily net assets through April 30, 2018. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the BlackRock Managed Volatility V.I. Fund.

(7)

BlackRock Advisors has contractually agreed to waive the management fee with respect to any portion of the BlackRock Managed Volatility V.I. Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock Advisors or its affiliates that have a contractual management fee, through April 30, 2021, effective upon the closing of the Reorganization of the HIMCO VIT Index Portfolio Diversifier Fund into the BlackRock Managed Volatility V.I. Fund. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the BlackRock Managed Volatility V.I. Fund.

(8)

Acquired Fund Fees and Expenses have been restated to reflect that the BlackRock Managed Volatility V.I. Fund may invest more significantly in individual equity and fixed-income securities rather than ETFs to gain exposure to such securities, following the completion of the Reorganization of the HIMCO VIT Portfolio Diversifier Fund into the BlackRock Managed Volatility V.I. Fund.

(9)

BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) to 0.84% (for Class III shares) of average daily net assets through April 30, 2021, effective upon the closing of the Reorganization of the HIMCO VIT Portfolio Diversifier Fund into the BlackRock Managed Volatility V.I. Fund. BlackRock Advisors has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% (for Class III shares) of average daily net assets through April 30, 2021, effective upon the closing of the Reorganization of the HIMCO VIT Portfolio Diversifier Fund into the BlackRock Managed Volatility V.I. Fund. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the BlackRock Managed Volatility V.I. Fund.

*	Class III shares did not have any assets as of June 30, 2017.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended June 30, 2017) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same (except the examples reflect applicable expense limitations and fee waivers for the current duration of the arrangements only), and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
HIMCO VIT Portfolio Diversifier Fund (Target Fund) Class IB shares	$87	$297	$525	$1,179
BlackRock Managed Volatility V.I. Fund (Acquiring Fund) Class III shares	$152	$559	$993	$2,199
Pro Forma Combined Fund Class III shares	$86	$268	$540	$1,318

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance. During its most recent fiscal year ended December 31, 2017, each Fund had the following portfolio turnover rate:

Fund	Rate
HIMCO VIT Index Fund (Target Fund)	3%
BlackRock S&P 500 Index V.I. Fund (Acquiring Fund)	3%
HIMCO VIT Portfolio Diversifier Fund (Target Fund)	20%
BlackRock Managed Volatility V.I. Fund (Acquiring Fund)	0%

U.S. Federal Income Tax Consequences

For U.S. federal income tax purposes, the Insurance Companies and their Separate Accounts (not the Contract Holders) are treated as shareholders of the Target Funds. In addition, provided that the Contracts qualify to be treated as life insurance contracts or variable annuity contracts under the applicable provisions of the Internal Revenue Code of 1986, as amended, the Reorganization of the Target Funds will not be a taxable event for Contract Holders. The Reorganizations will not alter the tax treatment of Contract Holders in connection with their Contracts, and no tax liability will arise for Contract Holders as a result of the Reorganizations. Contract Holders should consult their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Each Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, if the Reorganizations so qualify, the Target Funds and the Acquiring Funds will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganizations (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Funds’ taxable year due to the Reorganizations or as a result of the transfer of certain assets). As a condition to the closing of the Reorganizations, the Acquiring Corporation, on behalf of each Acquiring Fund, and the Target Trust, on behalf of each Target Fund, will receive an opinion from Dechert LLP to the effect that the corresponding Reorganization will qualify as a tax-free reorganization under Section 368 of the Code. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the Target Funds are sold or deemed sold as a result of the termination of the Target Funds’ taxable year due to the Reorganizations or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the Target Funds’ basis in such assets. Any gains will be distributed to the applicable Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, deemed sale or transfer, and such distributions will be taxable to shareholders.

At any time before the Reorganizations take place, a shareholder may redeem shares of the Target Funds. Generally, such redemptions would be taxable transactions. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganizations.”

Purchase, Redemption and Exchange of Shares

Purchases and Redemptions – Acquiring Funds. Shares of the Acquiring Funds currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (each, a “BlackRock Insurance Company” and collectively, the “BlackRock Insurance Companies”) and certain accounts administered by the BlackRock Insurance Companies (the “BlackRock Accounts”) to fund benefits under the Variable Contracts issued by the BlackRock Insurance Companies. Shares of the Acquiring Funds may be purchased or sold each day the New York Stock Exchange (“NYSE”) is open. The Acquiring Funds do not have any initial or subsequent investment minimums. However, a Variable Contract may require certain investment minimums. The price of shares purchased by the BlackRock Insurance Companies is based on the next calculation of the per share NAV of an Acquiring Fund after an order is placed. The Acquiring Corporation may reject any order to buy shares and may suspend the sale of shares at any time. The Acquiring Corporation will redeem all full and fractional shares of the Acquiring Funds for cash. The price of redeemed shares is based on the next calculation of NAV after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the NAV of such shares at such time.

Purchases and Redemptions – Target Funds. The HIMCO VIT Index Fund sells its shares at NAV directly to variable annuity and variable life insurance separate accounts of the Insurance Companies and to certain qualified employee benefit plans. An investor may invest indirectly in the HIMCO VIT Index Fund through its purchase of a variable annuity or variable life insurance contract issued by a separate account or through a qualified employee benefit plan. The HIMCO VIT Portfolio Diversifier Fund sells its shares at NAV directly to variable annuity separate accounts of Hartford Life, certain of its insurance company affiliates and Forethought. The HIMCO VIT Portfolio Diversifier Fund’s shares are offered solely to holders of variable annuity contracts issued by Hartford Life, its affiliates and Forethought who have elected a Rider. The election of a Rider generally requires or permits Contract Holders to allocate 50% of the account value of their Contracts to the HIMCO VIT Portfolio Diversifier Fund. Accordingly, an investor will be required to invest indirectly in the HIMCO VIT Portfolio Diversifier Fund through election of a Rider in connection with its purchase of a variable annuity contract issued by a separate account. Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which an investor invests.

Exchanges. Neither the Target Funds nor the Acquiring Funds offer exchange privileges.

COMPARISON OF THE FUNDS

This section provides a comparison of the Funds. It describes the principal investment risks of investing in each of the Funds, followed by a description of the fundamental investment restrictions of each of the Funds. In addition, this section provides comparative performance charts and tables and information regarding management of each of the Funds and each of their investment advisory and administration agreements, as well as information about each Fund’s other service providers. The section also provides a description of each Fund’s distribution and service fees, information about dividends and distributions, procedures for purchase, exchange, redemption and valuation of shares and market timing policies.

Principal Investment Risks

Comparison of the HIMCO VIT Index Fund (Target Fund) and the BlackRock S&P 500 Index V.I. Fund (Acquiring Fund)

Principal Investment Risks

Because of their similar investment objectives and substantially similar investment strategies, the HIMCO VIT Index Fund and the BlackRock S&P 500 Index V.I. Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund that are disclosed in the Fund’s Prospectus are set out in the table below.

Risk	HIMCO VIT Index Fund	BlackRock S&P 500 Index V.I. Fund
Derivatives Risk	“Derivatives Risk” is an “additional risk” of the HIMCO VIT Index Fund	Principal Risk

Equity Securities Risk	Principal Risk	Principal Risk

Index Fund Risk	See “Index Strategy Risk”	Principal Risk

Index-Related Risk	See “Index Strategy Risk”	Principal Risk

Index Strategy Risk	Principal Risk	See “Index Fund Risk”

Large Cap Stock Risk	Principal Risk	See “Equity Securities Risk”

Leverage Risk	—	Principal Risk

Market Risk	Principal Risk	See “Market Risk and Selection Risk”

Market Risk and Selection Risk	See “Market Risk” and “Security Selection Risk”	Principal Risk

Representative Sampling Risk	—	Principal Risk

Tracking Error Risk	Principal Risk	Principal Risk

Combined Fund (BlackRock S&P 500 Index V.I. Fund)

Risk is inherent in all investing. The value of an investment in the Combined Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Combined Fund or an investment may not perform as well as other similar investments.

The following discussion describes the principal risks that may affect the BlackRock S&P 500 Index V.I. Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

Derivatives Risk—The Combined Fund’s use of derivatives may increase its costs, reduce the Combined Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk—Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Combined Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk—Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Liquidity Risk—The possible lack of a liquid secondary market for derivatives and the resulting inability of the Combined Fund to sell or otherwise close a derivatives position could expose the Combined Fund to losses and could make derivatives more difficult for the Combined Fund to value accurately.

•	Valuation Risk—Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk—Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Combined Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk—Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Combined Fund realizes from its investments.

•

Regulatory Risk—Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Act in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Combined Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Combined Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Combined Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Combined Fund of trading in these instruments and, as a result, may affect returns to investors in the Combined Fund.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Index Fund Risk—An index fund has operating and other expenses while an index does not. As a result, while the Combined Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the index to some degree over time.

Index-Related Risk—There is no guarantee that the Combined Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Combined Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Combined Fund and its shareholders.

Leverage Risk—Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Combined Fund to greater risk and increase its costs. The use of leverage may cause the Combined Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Combined Fund’s portfolio will be magnified when the Combined Fund uses leverage.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Combined Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Combined Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Representative Sampling Risk—Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the underlying index and resemble the underlying index in terms of risk factors and other key characteristics. The Combined Fund may or may not hold every security in the underlying index. When the Combined Fund deviates from a full replication indexing strategy to utilize a representative sampling strategy, the Combined Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Combined Fund may not have an investment profile similar to those of the underlying index.

Tracking Error Risk—An inexact correlation between the securities of the underlying index and those of the Combined Fund, the timing of cash flows, the Combined Fund’s size, rounding of prices and any regulatory changes or changes to the composition of the underlying index may cause the Combined Fund to perform differently from the underlying index. Tracking error may also result because the Combined Fund incurs fees and transaction expenses that the underlying index does not. The use of representative sampling will make the Combined Fund particularly susceptible to tracking error, as it will likely increase the Combined Fund’s deviation from an underlying index.

Comparison of the HIMCO VIT Portfolio Diversifier Fund (Target Fund) and the BlackRock Managed Volatility V.I. Fund (Acquiring Fund)

Principal Investment Risks

Because of their different investment objectives and investment strategies, the HIMCO VIT Portfolio Diversifier Fund and the BlackRock Managed Volatility V.I. Fund are subject to different principal investment risks associated with an investment in the relevant Fund, although there are some similarities. The principal risks of each Fund that are disclosed in the Fund’s Prospectus are set out in the table below.

Risk	HIMCO VIT Portfolio Diversifier Fund	BlackRock Managed Volatility V.I. Fund

Affiliated Fund Risk	—	Principal Risk

Allocation Risk	See “Investment Strategy Risk”	Principal Risk

Cash Transaction Risk	—	Principal Risk

Collateralized Debt Obligations Risk	—	Principal Risk

Concentration Risk	—	Principal Risk

Convertible Securities Risk	—	Principal Risk

Corporate Loans Risk	—	Principal Risk

Counterparty Risk	—	Principal Risk

Debt Securities Risk	See “Credit Risk” and “Interest Rate Risk”	Principal Risk

Risk	HIMCO VIT Portfolio Diversifier Fund	BlackRock Managed Volatility V.I. Fund

Credit Risk	Principal Risk	See “Debt Securities Risk”

Derivatives Risk	Principal Risk	Principal Risk

Distressed Securities Risk	—	Principal Risk

Dollar Rolls Risk	—	Principal Risk

Emerging Markets Risk	—	Principal Risk

Equity Securities Risk	Principal Risk	Principal Risk

Foreign Securities Risk	—	Principal Risk

Fund Strategy Risk	Principal Risk	—

Hedging Risk	Principal Risk	See “Derivatives Risk”

High Portfolio Turnover Risk	—	Principal Risk

Index and Information Risk	Principal Risk	—

Inflation-Indexed Bonds Risk	—	Principal Risk

Interest Rate Risk	Principal Risk	See “Debt Securities Risk”

Investments in ETFs Risk	“ETF Risk and ETNs Risk” is an “additional risk” of the HIMCO VIT Portfolio Diversifier Fund	Principal Risk

Investment Strategy Risk	Principal Risk	See “Management Risk”

Investment Style Risk	—	Principal Risk

Junk Bonds Risk	—	Principal Risk

Futures and Options Risk	Principal Risk	See “Derivatives Risk”

Large Cap Stock Risk	Principal Risk	—

Leverage Risk	Principal Risk	Principal Risk

Liquidity Risk	Principal Risk	Principal Risk

Management Risk	See “Investment Strategy Risk”	Principal Risk

Market Risk	Principal Risk	See “Market Risk and Selection Risk”

Market Risk and Selection Risk	See “Market Risk”	Principal Risk

Mid-Cap Securities Risk	—	Principal Risk

Mortgage- and Asset-Backed Securities Risks	—	Principal Risk

Municipal Securities Risk	—	Principal Risk

Passive Investment Risk	—	Principal Risk

Preferred Securities Risk	—	Principal Risk

Real Estate Related Securities	—	Principal Risk

REIT Investment Risk	—	Principal Risk

Risk	HIMCO VIT Portfolio Diversifier Fund	BlackRock Managed Volatility V.I. Fund

Representative Sampling Risk	—	Principal Risk

Repurchase Agreements and Purchase and Sale Contracts Risk	“Repurchase and Reverse Repurchase Agreements Risk” is an “additional risk” of the HIMCO VIT Portfolio Diversifier Fund	Principal Risk

Reverse Repurchase Agreements Risk	“Repurchase and Reverse Repurchase Agreements Risk” is an “additional risk” of the HIMCO VIT Portfolio Diversifier Fund	Principal Risk

Risks of Loan Assignments and Participations	—	Principal Risk

Second Lien Loans Risk	—	Principal Risk

Senior Loans Risk	—	Principal Risk

Shares of an ETF May Trade at Prices Other Than Net Asset Value	—	Principal Risk

Small Cap and Emerging Growth Securities Risk	—	Principal Risk

Sovereign Debt Risk	—	Principal Risk

Structured Notes Risk	—	Principal Risk

Structured Products Risk	—	Principal Risk

Supranational Entities Risk	—	Principal Risk

Tender Option Bonds and Related Securities Risk	—	Principal Risk

Tracking Error Risk	—	Principal Risk

U.S. Government Mortgage-Related Securities Risk	See “U.S. Government Securities Risk”	Principal Risk

U.S. Government Obligations Risk	See “U.S. Government Securities Risk”	Principal Risk

U.S. Government Securities Risk	Principal Risk	See “U.S. Government Obligations Risk”

Variable and Floating Rate Instrument Risk	—	Principal Risk

Warrants Risk	—	Principal Risk

Zero Coupon Securities Risk	—	Principal Risk

Combined Fund (BlackRock Managed Volatility V.I. Fund)

Risk is inherent in all investing. The value of an investment in the Combined Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Combined Fund or an investment may not perform as well as other similar investments.

The following discussion describes the principal risks that may affect the BlackRock Managed Volatility V.I. Fund and, therefore, the Combined Fund. If the Reorganization of the HIMCO VIT Portfolio Diversifier Fund into the BlackRock Managed Volatility V.I. Fund is completed, the Combined Fund may invest more significantly in individual equity and fixed-income securities rather than ETFs to gain exposure to such securities. You will find additional descriptions of specific risks in the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

Principal Risks of the Combined Fund’s Fund of Funds Structure

Affiliated Fund Risk—In managing the Combined Fund, BlackRock Advisors will have authority to select and substitute ETFs. BlackRock Advisors may be subject to potential conflicts of interest in selecting ETFs because the fees paid to BlackRock Advisors by some ETFs or mutual funds are higher than the fees paid by other ETFs. However, BlackRock Advisors is a fiduciary to the Combined Fund and is legally obligated to act in the Combined Fund’s best interests when selecting ETFs. If an ETF holds interests in an affiliated fund, the Combined Fund may be prohibited from purchasing shares of that ETF.

Allocation Risk—The Combined Fund’s ability to achieve its investment goal depends upon BlackRock Advisors’ skill in determining the Combined Fund’s strategic asset class allocation and in selecting the best mix of ETFs and direct investments. There is a risk that BlackRock Advisors’ evaluations and assumptions regarding asset classes or ETFs may be incorrect in view of actual market conditions.

Investments in ETFs Risk—The Combined Fund’s net asset value will change with changes in the value of the ETFs and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Combined Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Combined Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Combined Fund is held by an affiliated fund, the ability of the Combined Fund itself to hold other investment companies may be limited.

One ETF may buy the same securities that another ETF sells. In addition, the Combined Fund may buy the same securities that an ETF sells, or vice-versa. If this happens, an investor in the Combined Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Certain of the ETFs may hold common portfolio securities, thereby reducing the diversification benefits of the Combined Fund.

Principal ETF-Specific Risks

Cash Transaction Risk—Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.

Management Risk—If an ETF does not fully replicate the underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

Passive Investment Risk—ETFs purchased by the Combined Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Representative Sampling Risk—Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

Shares of an ETF May Trade at Prices Other Than Net Asset Value—Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

Tracking Error Risk—Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Other Principal Risks of Investing in the Combined Fund and/or an Underlying Fund

Collateralized Debt Obligations Risk—In addition to the typical risks associated with fixed income securities and asset-backed securities, collateralized debt obligations (“CDOs”) carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Combined Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Combined Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Combined Fund as illiquid securities.

Concentration Risk—To the extent that the Combined Fund’s or an Underlying Fund’s portfolio reflects concentration in the securities of issuers in a particular region, market, industry, group of industries, country, group of countries, sector or asset class, the Combined Fund or the Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, market, industry, group of industries, country, group of countries, sector or asset class.

Convertible Securities Risk—The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Corporate Loans Risk—Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Combined Fund’s or an underlying Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Combined Fund or an Underlying Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

Counterparty Risk—The counterparty to an over-the-counter derivatives contract or a borrower of the Combined Fund’s or an Underlying Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Debt Securities Risk—Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk—The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Combined Fund or an Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Combined Fund’s or an Underlying Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Combined Fund’s or an Underlying Fund’s investments will not affect interest income derived from instruments already owned by the Combined Fund or an Underlying Fund, but will be reflected in the Combined Fund’s or an Underlying Fund’s net asset value. The Combined Fund or an Underlying Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund or an Underlying Fund’s management. To the extent the Combined Fund or an Underlying Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Combined Fund or an Underlying Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Combined Fund or an Underlying Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Combined Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Combined Fund’s performance.

•

Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Combined Fund’s or an Underlying Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•	Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Combined Fund or an Underlying Fund may have to invest the proceeds in securities with lower yields.

Derivatives Risk—The Combined Fund’s use of derivatives may increase its costs, reduce the Combined Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk—Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Combined Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk—Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Liquidity Risk—The possible lack of a liquid secondary market for derivatives and the resulting inability of the Combined Fund to sell or otherwise close a derivatives position could expose the Combined Fund to losses and could make derivatives more difficult for the Combined Fund to value accurately.

•	Valuation Risk—Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk—Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Combined Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk—Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Combined Fund realizes from its investments.

•

Regulatory Risk—Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Act in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Combined Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Combined Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Combined Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Combined Fund of trading in these instruments and, as a result, may affect returns to investors in the Combined Fund.

Distressed Securities Risk—Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Combined Fund and the Underlying Funds will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Combined Fund or an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Combined Fund or an Underlying Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Dollar Rolls Risk—Dollar rolls involve the risk that the market value of the securities that the Combined Fund or an Underlying Fund is committed to buy may decline below the price of the securities the Combined Fund or the Underlying Fund has sold. These transactions may involve leverage.

Emerging Markets Risk—Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Foreign Securities Risk—Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Combined Fund or an Underlying Fund will lose money. These risks include:

•

The Combined Fund and the Underlying Funds generally hold their foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Combined Fund’s or an Underlying Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Combined Fund’s or an Underlying Fund’s investments.

High Portfolio Turnover Risk—The Combined Fund or an Underlying Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Combined Fund or an Underlying Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Combined Fund or Underlying Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Combined Fund or Underlying Fund performance.

Inflation-Indexed Bonds Risk—The principal value of an investment is not protected or otherwise guaranteed by virtue of the Combined Fund’s or an Underlying Fund’s investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Combined Fund’s or an Underlying Fund’s gross income. Due to original issue discount, the Combined Fund or an Underlying Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Combined Fund or an Underlying Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Investment Style Risk—Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Combined Fund or an Underlying Fund is out of favor, the Combined Fund or an Underlying Fund may underperform other funds that use different investment styles.

Junk Bonds Risk—Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Combined Fund or an Underlying Fund.

Leverage Risk—Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Combined Fund or an Underlying Fund to greater risk and increase its costs. The use of leverage may cause the Combined Fund or an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Combined Fund’s or an Underlying Fund’s portfolio will be magnified when the Combined Fund or the Underlying Fund uses leverage.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell. The Combined Fund’s or an Underlying Fund’s investments in illiquid securities may reduce the returns of the Combined Fund or the Underlying Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Combined Fund’s or an Underlying Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Combined Fund or the Underlying Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Combined Fund or an Underlying Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Combined Fund or an Underlying Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Combined Fund or the Underlying Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Combined Fund or an Underlying Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Combined Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Combined Fund or Underlying Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid-Cap Securities Risk—The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Mortgage- and Asset-Backed Securities Risks—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Municipal Securities Risks—Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks—Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks—These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks—Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

•

Moral Obligation Bonds Risks—Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•

Municipal Notes Risks—Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Combined Fund or an Underlying Fund may lose money.

•

Municipal Lease Obligations Risks—In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk—The Combined Fund, an Underlying Fund and their respective investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Combined Fund, an Underlying Fund nor their respective investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Combined Fund, an Underlying Fund and their respective shareholders to substantial tax liabilities.

Preferred Securities Risk—Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Real Estate Related Securities Risk—The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Combined Fund’s or an Underlying Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Combined Fund or the Underlying Fund will be particularly subject to the risks associated with that area or property type.

REIT Investment Risk—Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements and Purchase and Sale Contracts Risk—If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Combined Fund or an Underlying Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Combined Fund or an Underlying Fund may lose money.

Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by the Combined Fund or an Underlying Fund with an agreement to repurchase the securities at an agreed upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Combined Fund or an Underlying Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Combined Fund or the Underlying Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Combined Fund or an Underlying Fund.

Risks of Loan Assignments and Participations—As the purchaser of an assignment, the Combined Fund or an Underlying Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Combined Fund or an Underlying Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Combined Fund or an Underlying Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Combined Fund or an Underlying Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Combined Fund or an Underlying Fund may be required to pass along to a purchaser that buys a loan from the Combined Fund or the Underlying Fund by way of assignment a portion of any fees to which the Combined Fund or the Underlying Fund is entitled under the loan. In connection with purchasing participations, the Combined Fund or an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Combined Fund or an Underlying Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Combined Fund or an Underlying Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Combined Fund or an Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Second Lien Loans Risk—Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Senior Loans Risk—There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Combined Fund or an Underlying Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Combined Fund or an Underlying Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. The senior loans in which the Combined Fund or an Underlying Fund invests are usually rated below investment grade.

Small Cap and Emerging Growth Securities Risk—Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

Sovereign Debt Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Structured Notes Risk—Structured notes and other related instruments purchased by the Combined Fund or an Underlying Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Combined Fund or an Underlying Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

Structured Products Risk—Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Combined Fund or an Underlying Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Supranational Entities Risk—The Combined Fund or an Underlying Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the World Bank). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Combined Fund or an Underlying Fund may lose money on such investments.

Tender Option Bonds and Related Securities Risk—In a tender option bond transaction, the Combined Fund or an Underlying Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the Combined Fund or Underlying Fund. The Combined Fund’s or an Underlying Fund’s participation in tender option bond transactions may reduce the Combined Fund’s or an Underlying Fund’s return and/or increase volatility. Investments in tender option bonds expose the Combined Fund or an Underlying Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Combined Fund or an Underlying Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Combined Fund or an Underlying Fund may invest in TOB Trusts on either a non-recourse or recourse basis. If the Combined Fund or an Underlying Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

U.S. Government Mortgage-Related Securities Risk—There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

U.S. Government Obligations Risk—Certain securities in which the Combined Fund or an Underlying Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Variable and Floating Rate Instrument Risk—The absence of an active market for these securities could make it difficult for the Combined Fund or an Underlying Fund to dispose of them if the issuer defaults.

Warrants Risk—If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Combined Fund or an Underlying Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Zero Coupon Securities Risk—While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Fundamental Investment Restrictions

Each Target Fund and corresponding Acquiring Fund have some similar and some differing fundamental investment restrictions. A complete list of each Fund’s fundamental investment restrictions is located in Appendix I. Generally, each Fund has a fundamental investment restriction (with certain exceptions) limiting its ability to: (i) issue senior securities; (ii) borrow money; (iii) act as an underwriter of securities; (iv) make loans; (v) purchase or sell real estate; (vi) purchase or sell commodities or commodities contracts; and (vii) invest more than 25% of its total assets in a particular industry. An investment policy that is a “fundamental” policy may not be changed without the vote of a 1940 Act Majority.

In addition, the investment objective of the BlackRock Managed Volatility V.I. Fund is fundamental. The investment objectives of the other Funds are non-fundamental, which means that their investment objectives may be changed without shareholder approval.

For purposes of this section and only with respect to the Acquiring Funds, references to the “1940 Act” include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

Each Target Fund and corresponding Acquiring Fund have also adopted certain non-fundamental investment restrictions, as listed in Appendix I, which may be changed by the Target Board or the Board of Directors of the Acquiring Corporation (the “Acquiring Board”), respectively, without shareholder approval. Following completion of a Reorganization, each Combined Fund will have the same fundamental and non-fundamental investment restrictions as the corresponding Acquiring Fund, and BlackRock Advisors will manage the Combined Fund as investment manager pursuant to these investment restrictions.

Although the Funds’ fundamental investment restrictions are similar, there are some differences. A discussion of the relevant material differences follows.

Each Fund has a fundamental investment restriction limiting its ability to lend, although they differ with respect to the Target Funds and the Acquiring Funds. Each Target Fund may not make loans, except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority. Each Acquiring Fund may not make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Acquiring Fund Prospectus and Statement of Additional Information. The Acquiring Funds’ investment restriction regarding lending is more restrictive than that of the Target Funds.

Each Fund has a fundamental investment restriction that limits its ability to invest in real estate, although they differ somewhat with respect to the Target Funds and the Acquiring Funds. Each Target Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although the Target Fund my purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein. Each Acquiring Fund may not purchase or sell real estate, except that it may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Target Funds’ fundamental investment restriction regarding investments in real estate is substantially similar to that of the Acquiring Funds, except that the Target Funds’ restriction includes an additional exception in that it allows the sale real estate acquired as a result of ownership of securities or other instruments.

The Acquiring Funds have a fundamental investment restriction that prohibits each of them from making investments for the purpose of exercising control or management. The Target Funds have no corresponding fundamental investment restriction.

The BlackRock Managed Volatility V.I. Fund is classified as diversified under the 1940 Act and has a fundamental investment restriction providing that the Fund may not make any investment inconsistent with its classification as a diversified company under the 1940 Act. The BlackRock S&P 500 Index V.I. Fund is classified as diversified under the 1940 Act; however, it does not have a comparable fundamental investment restriction. Each Target Fund is a diversified company under the 1940 Act. Although the Target Funds and the BlackRock S&P 500 Index V.I. Fund do not have a fundamental investment restriction relating their classification as diversified, a Fund may not change its status from diversified to non-diversified without a 1940 Act Majority vote.

Performance Information

The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares each Fund’s performance to that of a broad-based securities market index, as applicable. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. To the extent that dividends and distributions have been paid by a Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. If BlackRock Advisors and its affiliates and Hartford Investment Management and its affiliates had not waived or reimbursed certain expenses of the Acquiring Fund and the Target Fund, respectively, during these periods, each respective Fund’s returns would have been lower.

The returns for Class III shares of each Acquiring Fund, which have not yet recommenced operations, are based upon performance of the Fund’s Class I shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III shares. This information may be considered when assessing the performance of Class III shares, but does not represent the actual performance of Class III shares.

The BlackRock Managed Volatility V.I. Fund’s total returns prior to January 22, 2013, as reflected in the bar chart and the table are the returns of the Fund that followed different investment strategies under the name “BlackRock Balanced Capital V.I. Fund.”

The HIMCO VIT Index Fund and the HIMCO VIT Portfolio Diversifier Fund are the successors to the investment performance of the Hartford Index HLS Fund (the “Index Predecessor Fund”) and the Hartford Portfolio Diversifier HLS Fund (the “Portfolio Diversifier Predecessor Fund” and together with the Index Predecessor Fund, the “Predecessor Funds”), respectively, as a result of the reorganization of each Predecessor Fund into the corresponding Target Fund on October 20, 2014. Therefore, each Target Fund’s performance information shown below for periods prior to October 20, 2014 is that of its respective Predecessor Fund. Hartford Funds Management Company, LLC served as the investment manager to each Predecessor Fund and Hartford Investment Management, each Target Fund’s investment manager, served as the sub-adviser to each Predecessor Fund. Each Predecessor Fund had the same investment objective and strategies as the corresponding Target Fund.

For more information concerning the performance of a Fund, please refer to the Fund’s Prospectus, Annual Report and Semi-Annual Report. As shareholders of a Target Fund, you have already received a copy of your Target Fund’s Prospectus, Annual Report and Semi-Annual Report. You may request copies of the Acquiring Fund’s Prospectus, Annual Report and Semi-Annual Report at no charge by calling (800) 441-7762 or writing the Acquiring Fund. You may request copies of each Target Fund’s Prospectus, Annual Report and Semi-Annual Report at no charge by calling (800) 862-6668 or writing the Target Fund.

BlackRock S&P 500 Index V.I. Fund (Acquiring Fund) and HIMCO VIT Index Fund (Target Fund)

Class I Shares

ANNUAL TOTAL RETURNS

BlackRock S&P 500 Index V.I. Fund

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.02% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.00% (quarter ended December 31, 2008).

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock S&P 500 Index V.I. Fund: Class I Shares	21.50%	15.40%	8.14%
BlackRock S&P 500 Index V.I. Fund: Class III Shares	21.20%	15.12%	7.87%
S&P 500 Index (Returns reflect no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

Class IA Shares

ANNUAL TOTAL RETURNS

HIMCO VIT Index Fund

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.80% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.97% (quarter ended December 31, 2008).

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
HIMCO VIT Index Fund: Class IA Shares	21.44%	15.42%	8.18%
HIMCO VIT Index Fund: Class IB Shares	21.13%	15.12%	7.91%
S&P 500 Index (Returns reflect no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

The accounting survivor of the Reorganization of the HIMCO VIT Index Fund will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

BlackRock Managed Volatility V.I. Fund (Acquiring Fund) and HIMCO VIT Portfolio Diversifier Fund (Target Fund)

Class III Shares

ANNUAL TOTAL RETURNS

BlackRock Managed Volatility V.I. Fund

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 11.50% (quarter ended September 30, 2009) and the lowest return for a quarter was -15.33% (quarter ended December 31, 2008).

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Managed Volatility V.I. Fund: Class III Shares	4.72%	3.85%	2.22%
ICE BofAML 3-Month U.S. Treasury Bill Index (Reflects no deduction for fees, expenses or taxes)	0.86%	0.27%	0.39%
MSCI All Country World Index (Returns reflect no deduction for fees, expenses or taxes)	23.97%	10.80%	4.65%
Citigroup World Government Bond Index (hedged into USD) (Returns reflect no deduction for fees, expenses or taxes)	2.14%	3.11%	3.89%
MSCI All Country World Index (50%)/Citigroup World Government Bond Index (hedged into USD) (50%) (Returns reflect no deduction for fees, expenses or taxes)	12.59%	7.04%	4.69%

Class IB Shares

ANNUAL TOTAL RETURNS

HIMCO VIT Portfolio Diversifier Fund

(Target Fund)

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 2.02% (quarter ended June 30, 2012) and the lowest return for a quarter was -6.77% (quarter ended March 31, 2012).

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	Since Inception (June 6, 2011)
HIMCO VIT Portfolio Diversifier Fund: Class IB Shares	-3.36%	-5.05%	-4.67%
S&P 500 Index (Returns reflect no deduction for fees, expenses or taxes)	21.83%	15.79%	14.00%
Bloomberg Barclays U.S. Aggregate Bond Index (Returns reflect no deduction for fees, expenses or taxes)	3.54%	2.10%	2.92%

The accounting survivor of the Reorganization of the HIMCO VIT Portfolio Diversifier Fund will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Management of the Funds

Target Funds

Hartford Investment Management serves as each Target Fund’s investment manager and provides day-to-day management for the Target Fund’s portfolio. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. As of December 31, 2017, Hartford Investment Management had investment management authority over approximately $98.6 billion in assets. Hartford Investment Management is principally located at One Hartford Plaza, Hartford, Connecticut 06155.

Information about the portfolio manager(s) of each Target Fund is provided below. The Target Funds’ Statements of Additional Information provide additional information about the compensation of the portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in each Target Fund.

HIMCO VIT Index Fund

Edward Caputo, CFA, Senior Vice President of Hartford Investment Management and a portfolio manager within the Quantitative Equities and Asset Allocation team, has served as a portfolio manager for the HIMCO VIT Index Fund since 2014. Previously, Mr. Caputo served as a portfolio manager for several fund of funds, including Hartford Investment Management’s Asset Allocation portfolios and 529 Plans. Mr. Caputo was also responsible for the portfolio management and trading of the passively managed equity portfolios. Mr. Caputo joined Hartford Investment Management in 2001 as a Risk Management Analyst in the Corporate and High Yield sectors. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc. Mr. Caputo earned his B.S. in Finance and Accounting from Drexel University and his M.B.A. from Rensselaer Polytechnic Institute.

Paul Bukowski, CFA, Executive Vice President and Head of Quantitative Equities and Asset Allocation of Hartford Investment Management, has served as a portfolio manager for the HIMCO VIT Index Fund since 2014. Mr. Bukowski joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was a senior quantitative analyst at ING and also head of research at Callard & Ogden Investment Management. Mr. Bukowski earned a B.A. from the University of Wisconsin and an M.B.A. from the University of Chicago. He is a Fellow of the Casualty Actuarial Society.

HIMCO VIT Portfolio Diversifier Fund

Paul Bukowski, CFA, Executive Vice President and Head of Quantitative Equities and Asset Allocation of Hartford Investment Management, has served as portfolio manager of the HIMCO VIT Portfolio Diversifier Fund since 2014. Mr. Bukowski also had served as a portfolio manager to the Portfolio Diversifier Predecessor Fund since its inception. Mr. Bukowski joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was a senior quantitative analyst at ING and also head of research at Callard & Ogden Investment Management. Mr. Bukowski earned a B.A. from the University of Wisconsin and an M.B.A. from the University of Chicago. He is a Fellow of the Casualty Actuarial Society.

Legal Proceedings. On June 2, 2011, a complaint was filed against Hartford Investment Management in the U.S. District Court of Connecticut (Deutsche Bank Trust Company Americas v. Aetna, Inc., ING Investment Trust Co., Milan E. Chilla, Hartford Investment Management Co., and UBS AG (D. Conn.)). In a similar action, plaintiffs filed a complaint listing The Hartford Index HLS Fund, which was merged into HIMCO VIT Index Fund in October, 2014, as members of the defendant class (The Official Committee of Unsecured Creditors of Tribune Company v. Fitzsimons, et al. (Bankr. D. Del.)). The complaints relate to the bankruptcy of the Tribune Company, which was a public company that repurchased its shares in a leveraged buyout in 2007, but entered bankruptcy a year later. The plaintiffs in each case allege that the repurchase of shares acted as a fraudulent transfer. The plaintiffs in each case seek to recover from each class member the amount of consideration received in the buyout. The Hartford Index HLS Fund held 23,987 shares and received $815,558 in the buyout. The Hartford Index HLS Fund is listed as a member of the defendant shareholder class in an exhibit to the Complaint. Each action was transferred to the United States District Court for the Southern District of New York. In September 2013, the court dismissed the Deutsche Bank Trust Company Americas action, and this dismissal was affirmed in March 2016 by the U.S. Court of Appeals for the Second Circuit. The plaintiff in the Deutsche Bank Trust Company Americas action has filed a petition for writ of certiorari, which is pending before the U.S. Supreme Court. In The Official Committee of Unsecured Creditors of Tribune Company action, the court in January 2017 granted the motion to dismiss filed in 2014 by the shareholder defendants. As a result, the shareholder defendants, including The Hartford Index HLS Fund, have all now been dismissed from the case. Because other non-shareholder defendants remain in the lawsuit, the dismissal order is not immediately appealable by the plaintiff, but an eventual appeal is expected. The Hartford, on behalf of the Fund, intends to continue to vigorously defend these actions.

Acquiring Funds

BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the investment adviser to the Acquiring Funds and manages each Acquiring Fund’s investments and its business operations subject to the oversight of the Acquiring Board. While BlackRock Advisors is ultimately responsible for the management of the Acquiring Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. Each of BlackRock International Limited (“BIL”), BlackRock (Singapore) Limited (“BRS”) and BlackRock Asset Management North Asia Limited (“BNA”) serves as a sub-adviser to the BlackRock Managed Volatility V.I. Fund. BlackRock Advisors is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock Advisors and its affiliates had approximately $6.288 trillion in investment company and other portfolio assets under management as of December 31, 2017.

Information about the portfolio managers of each Acquiring Fund is listed below. The Acquiring Funds’ Statements of Additional Information provide additional information about the compensation of the portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in each Acquiring Fund.

BlackRock S&P 500 Index V.I. Fund

Portfolio Managers	Primary Role	Since	Title and Recent Biography
Greg Savage, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. in 2009; Principal of BGI from 2007 to 2009; Associate of BGI from 1999 to 2007.

Alan Mason	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2009; Managing Director of BGI from 2008 to 2009; Principal of BGI from 1996 to 2009.

Jennifer Hsui, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2006 to 2009.

Creighton Jue, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2000 to 2009.

Rachel M. Aguirre	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2012 to 2017; Vice President of BlackRock, Inc. from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

BlackRock Managed Volatility V.I. Fund

Portfolio Managers	Primary Role	Since	Title and Recent Biography
Philip Green	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2006.

Michael Pensky	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2018; Vice President of BlackRock, Inc. from 2016 to 2017; Associate of BlackRock, Inc. from 2012 to 2015.

Legal Proceedings. On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock Advisors, BRIL and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees received by the Defendants in the period beginning one year prior to the filing of the lawsuit and ending on the date of judgment, along with purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

Investment Advisory and Management Agreements

Target Funds

Each Target Fund pays a monthly management fee to Hartford Investment Management at the annual rate, based on the Target Fund’s average daily NAV, shown below.

The management fee set forth in the HIMCO VIT Index Fund’s investment advisory agreement is 0.3000% of the first $2 billion, 0.2000% of the next $3 billion, 0.1800% of the next $5 billion and 0.1700% in excess of $10 billion annually of the Fund’s average daily net assets.

The management fee set forth in the HIMCO VIT Portfolio Diversifier Fund’s investment advisory agreement is 0.6000% of the first $500 million, 0.5500% of the next $500 million, 0.5000% of the next $4 billion, 0.4800% of the next $5 billion and 0.4700% in excess of $10 billion annually of the Fund’s average daily net assets.

Hartford Investment Management has contractually agreed, through at least April 30, 2018, to limit the expenses of certain classes of each Target Fund by reimbursing expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:

Fund	Class IA	Class IB
HIMCO VIT Index Fund	0.33%	0.58%
HIMCO VIT Portfolio Diversifier Fund	N/A	0.85%

Hartford Investment Management stated that it likely would not continue the above expense limitations beyond the expiration of the expense limitation agreements on April 30, 2018.

A discussion regarding the basis for the Target Board’s approval of the investment management agreement of each Target Fund (the “Target Fund Management Agreement”) is available in the Target Funds’ annual shareholder report for the fiscal year ended December 31, 2016.

Acquiring Funds

The Acquiring Corporation, on behalf of the Acquiring Funds, has entered into an investment management agreement (the “Acquiring Fund Management Agreement,” and together with the Target Fund Management Agreement, the “Management Agreements” and each, a “Management Agreement”) with BlackRock Advisors. Under the Acquiring Fund Management Agreement, BlackRock Advisors receives for its services to each Acquiring Fund a fee at an annual rate as set forth below. The fee is computed daily on a Fund-by-Fund basis and payable monthly.

Fund	Rate of Management Fee
BlackRock S&P 500 Index V.I. Fund	0.300% of average daily net assets
BlackRock Managed Volatility V.I. Fund	0.55% not exceeding $1 billion, 0.52% in excess of $1 billion but not more than $3 billion, 0.50% in excess of $3 billion but not more than $5 billion, 0.48% in excess of $5 billion but not more than $10 billion, 0.47% in excess of $10 billion of average daily net assets

For the BlackRock S&P 500 Index V.I. Fund, BlackRock Advisors has contractually agreed to waive 0.10% of its management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of the outstanding voting securities of the BlackRock S&P 500 Index V.I. Fund.

BlackRock Advisors has contractually agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by an Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, an Acquiring Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of an Acquiring Fund’s business, if any) of the Class I shares of the Acquiring Funds at the levels shown below. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Proxy Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock Advisors has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to each Acquiring Fund, as set forth in the following table, BlackRock Advisors has contractually agreed to (i) waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements and (ii) reimburse fees in order to limit operational and recordkeeping fees to the amounts noted in the following table.

	Contractual Caps(1) on Total Annual Fund Operating Expenses(2) (excluding Dividend Expense,Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps(1) on fees paid by Fund for Operational and Recordkeeping Services
BlackRock S&P 500 Index V.I. Fund
Class I	1.25%	0.00%
Class III(3)	1.50%	—
BlackRock Managed Volatility V.I. Fund
Class III(3)	1.25%	0.00%

(1)

The contractual caps for the BlackRock S&P 500 Index V.I. Fund and the BlackRock Managed Volatility V.I. Fund are in effect through April 30, 2019 and April 30, 2018, respectively. The contractual agreement may be terminated, with respect to each Acquiring Fund, upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(2)	As a percentage of average daily net assets and based on current fees.

(3)	For the fiscal year ended December 31, 2017, there were no Class III shares outstanding.

BlackRock Advisors has contractually agreed to waive its management fees with respect to any portion of each Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock Advisors or its affiliates that have a contractual management fee, through April 30, 2019 for the BlackRock S&P 500 Index V.I. Fund and through April 30, 2018 for the BlackRock Managed Volatility V.I. Fund (the “affiliated mutual fund and ETF waiver”). The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

With respect to each Acquiring Fund, BlackRock Advisors has voluntarily agreed to waive its management fees by the amount of advisory fees the Acquiring Fund pays to BlackRock Advisors indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual cap on net expenses will be reduced by the amount of the affiliated money market fund waiver.

A discussion regarding the basis for the Acquiring Board’s approval of the Acquiring Fund Management Agreement and, with respect to the BlackRock Managed Volatility V.I. Fund, the sub-advisory agreements between BlackRock Advisors and each of BIL, BRS and BNA, is available in each Acquiring Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2017.

The Acquiring Fund Management Agreement and, with respect to the BlackRock Managed Volatility V.I. Fund, the sub-advisory agreements between BlackRock Advisors and each of BIL, BRS and BNA, will remain in place following the Reorganizations.

If a Reorganization is approved, BlackRock Advisors has agreed to certain changes to its management fee and/or expense caps and waivers, effective upon the closing of the Reorganization.

The management fee payable by the BlackRock S&P 500 Index V.I. Fund will be reduced to the annual rate set forth below, effective upon the closing of the Reorganization of the HIMCO VIT Index Fund into the BlackRock S&P 500 Index V.I. Fund:

Fund	Rate of Management Fee
BlackRock S&P 500 Index V.I. Fund	0.07% of average daily net assets

In connection with the above reduction in the contractual management fee rate of the BlackRock S&P 500 Index V.I. Fund effective upon the closing of the Reorganization of the HIMCO VIT Index Fund into the BlackRock S&P 500 Index V.I. Fund, the contractual agreement to waive 0.10% of BlackRock’s management fee for the BlackRock S&P 500 Index V.I. Fund will be terminated effective upon the closing of such Reorganization.

The BlackRock Managed Volatility V.I. Fund will continue to pay management fees at the annual rate set forth below following the closing of the Reorganization of the HIMCO VIT Portfolio Diversifier Fund into the BlackRock Managed Volatility V.I. Fund:

Fund	Rate of Management Fee
BlackRock Managed Volatility V.I. Fund	0.55% not exceeding $1 billion, 0.52% in excess of $1 billion but not more than $3 billion, 0.50% in excess of $3 billion but not more than $5 billion, 0.48% in excess of $5 billion but not more than $10 billion, 0.47% in excess of $10 billion of average daily net assets

With respect to each Acquiring Fund, as set forth in the following table, BlackRock Advisors has contractually agreed to (i) waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements and (ii) reimburse fees in order to limit operational and recordkeeping fees to the amounts noted in the following table, effective upon the closing of the applicable Reorganization.

	Contractual Caps(1) on Total Annual Fund Operating Expenses(2) (excluding Dividend Expense,Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps(1) on fees paid by Fund for Operational and Recordkeeping Services
BlackRock S&P 500 Index V.I. Fund
Class I	0.15%	0.05%
Class III(3)	0.40%	0.05%
BlackRock Managed Volatility V.I. Fund
Class III(3)	0.84%	0.00%

(1)

The contractual caps for each Acquiring Fund effective upon the closing of the applicable Reorganization will be in effect through April 30, 2021. The contractual agreement may be terminated, with respect to each Acquiring Fund, upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(2)	As a percentage of average daily net assets and based on current fees.

(3)	For the fiscal year ended December 31, 2017, there were no Class III shares outstanding.

The affiliated mutual fund and ETF waiver, which will remain in place with respect to each Acquiring Fund following the applicable Reorganization, will be extended through April 30, 2021, effective upon the closing of such Reorganization.

BlackRock Advisors will manage each Combined Fund as investment manager pursuant to the Acquiring Fund Management Agreement. The principal terms of each of the Management Agreements are described below.

Terms of the Management Agreements

Under the Target Fund Management Agreement, Hartford Investment Management, subject to the supervision and approval of the Target Board, is responsible for the management of each Target Fund. Hartford

Investment Management is responsible for (among other things) the day-to-day investment and reinvestment of the assets of the Target Funds and furnishing each Target Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Target Fund. In addition, pursuant to the investment management agreement, Hartford Investment Management or its affiliate(s) provides certain administrative services to the Target Trust, including personnel, services, equipment and facilities and office space for proper operation of the Target Trust. The investment management agreement does not require Hartford Investment Management to bear the costs of the Target Funds’ transfer agent, custodian, registrar and dividend disbursing agent.

Pursuant to the Target Fund Management Agreement, Hartford Investment Management is not liable to the Target Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Target Funds in connection with the matters to which the Target Fund Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of Hartford Investment Management in the performance of its duties or from their reckless disregard of the obligations and duties under the Target Fund Management Agreement.

The Target Fund Management Agreement, unless sooner terminated as described below, will continue in effect from year to year provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Target Board or by a vote of a majority of the outstanding voting securities of each Target Fund, and (2) in either event, by the vote of a majority of the members of the Target Board who are not parties to the Target Fund Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the Target Fund Management Agreement. The Target Fund Management Agreement (i) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Target Board or by a vote of a majority of the Target Fund’s outstanding voting securities, on sixty days’ prior written notice to Hartford Investment Management; (ii) shall immediately terminate in the event of its assignment (as defined in the 1940 Act), and (iii) may be terminated by Hartford Investment Management on sixty days’ prior written notice to Target Fund, but such termination will not be effective until the Target Fund shall have contracted with one or more persons to serve as a successor investment adviser for Target Fund and such person(s) shall have assumed such position

Under the Acquiring Fund Management Agreement, BlackRock Advisors is obligated to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Acquiring Corporation connected with investment and economic research, trading and investment management of each Acquiring Fund, as well as the fees of all Directors of the Acquiring Corporation who are affiliated persons of BlackRock, Inc. or any of its affiliates. Each Acquiring Fund pays all other expenses incurred in its operation, including a portion of the Acquiring Corporation’s general administrative expenses allocated on the basis of the Fund’s asset size. Certain accounting services are provided for the Acquiring Corporation by BlackRock Advisors and the Acquiring Corporation reimburses BlackRock Advisors in connection with such services.

Under the Acquiring Fund Management Agreement, BlackRock Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by BlackRock Advisors or by the Acquiring Funds in connection with the performance of the Acquiring Fund Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Acquiring Fund Management Agreement.

The Acquiring Fund Management Agreement, unless earlier terminated as described below, will continue in effect for an initial two year period and from year to year thereafter if approved annually (a) by the Acquiring Board or by a majority of the outstanding shares of the respective Acquiring Funds, and (b) by a majority of the directors who are not parties to such contracts or interested persons (as defined in the 1940 Act) of any such party. The Acquiring Fund Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of the respective Acquiring Funds.

Other Service Providers

	Target Funds	Acquiring Funds
Sub-Advisers	None.

BlackRock Managed Volatility V.I. Fund Only:

BlackRock International Limited

Exchange Place One

1 Semple Street

Edinburgh, EH3 8BL, United Kingdom

BlackRock Asset Management North Asia Limited

16/F, 2 Queen’s Road

Cheung Kong Center

Hong Kong

BlackRock (Singapore) Limited 20 Anson Road #18-01 079912 Singapore

Distributor	HIMCO Distribution Services Company One Hartford Plaza Hartford, Connecticut 06155	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022
Custodian	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	JPMorgan Chase Bank, N.A. 383 Madison Avenue New York, New York 10179
Transfer Agent	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Administrator (Target Funds); Accounting Services Provider (Acquiring Funds)	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	JPMorgan Chase Bank, N.A. 383 Madison Avenue New York, New York 10179
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116	Deloitte & Touche LLP 1700 Market Street Philadelphia, Pennsylvania 19103
Fund Counsel	Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110-2605	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6019

Combined Funds. Following the closing of the Reorganizations, each Acquiring Fund’s current service providers will serve its corresponding Combined Fund.

Distributors; Distribution Fees, Shareholder Servicing Fees and Shareholder Administration Fees

HIMCO Distribution Services Company (previously defined as “HIMCO Distribution”), One Hartford Plaza, Hartford, Connecticut 06155, serves as the distributor to each Target Fund. HIMCO Distribution is a wholly owned subsidiary of The Hartford Financial Services Group, Inc.

BlackRock Investments, LLC (previously defined as “BRIL”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as each Acquiring Fund’s distributor and will act as distributor for each Combined Fund following the closing of the Reorganizations.

Neither the Class IA shares of the HIMCO VIT Index Fund nor the Class I shares of the BlackRock S&P 500 Index V.I. Fund are subject to distribution fees.

The Target Trust has adopted a distribution plan (the “Target Fund Distribution Plan”) for Class IB shares of the Target Funds pursuant to approval of the Target Board in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority concerning asset-based sales charges. Pursuant to the Target Fund Distribution Plan, each Target Fund compensates HIMCO Distribution from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by HIMCO Distribution may be used to defray various costs incurred or paid by HIMCO Distribution in connection with the printing and mailing of Target Fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. HIMCO Distribution may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Target Fund Distribution Plan provides that a Target Fund may pay annually up to 0.25% of the average daily net assets of such Target Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Target Fund Distribution Plan and the principal underwriting agreement, each Target Fund is authorized to make monthly payments to HIMCO Distribution which may be used to pay or reimburse entities, including insurance company affiliates of Hartford Investment Management, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Target Fund Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to a Target Fund with respect to Class IB shares regardless of the level of expenditures by HIMCO Distribution. HIMCO Distribution has indicated that it expects its expenditures may include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of HIMCO Distribution engaged in the distribution of the Class IB shares of the Target Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of the Target Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of the Target Fund; (d) expenses relating to the development, preparation, printing, and mailing of Target Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of the Target Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of the Target Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding

Target Fund investment objectives and policies and other information about the Target Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of the Target Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Class IB shares of the Target Fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of the Target Fund attributable to such accounts; and (j) financing any other activity that HIMCO Distribution determines is primarily intended to result in the sale of Class IB shares.

HIMCO Distribution and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of a Target Fund’s shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of a Target Fund. Because the fees paid by a Target Fund under the Distribution Plan are paid out of the Target Fund’s assets on an on-going basis, over time these fees will increase the cost of a variable contract owner’s or plan participant’s investment and may cost more than alternative types of charges for the same distribution and investor services.

The Acquiring Corporation has adopted a plan under Rule 12b-1 of the 1940 Act (the “Acquiring Fund Distribution Plan”), that allows an Acquiring Fund to pay distribution fees to each of the participating BlackRock Insurance Companies or broker-dealer affiliates thereof (“BlackRock Insurance Company Affiliates”) for the sale and distribution of its Class III Shares. Because these fees are paid out of an Acquiring Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class III shareholders have no other purchase option. The amount of the distribution fee payable under the plan equals 0.25% of the average daily net asset value of the Class III Shares of an Acquiring Fund held by the participating BlackRock Insurance Company.

The distribution fee may be used to pay the participating BlackRock Insurance Companies or BlackRock Insurance Company Affiliates for distribution-related and/or shareholder services provided in connection with the sale of Class III Shares. The distribution fee may also be used to pay BlackRock Insurance Companies, BlackRock Insurance Company Affiliates and other financial intermediaries (“Service Organizations”) for sales support services and related expenses.

If approved by the Acquiring Board, BlackRock Advisors, on behalf of the Acquiring Funds, may enter into agreements with a Service Organization pursuant to which an Acquiring Fund will pay a Service Organization for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These payments are based on a percentage of the average daily net assets of Acquiring Fund shareholders serviced by a Service Organization. For Class III shares of the Acquiring Funds, these agreements with Service Organizations would be non-Acquiring Fund Distribution Plan agreements and the payments thereunder would be in addition to, rather than in lieu of, distribution fees that an Acquiring Fund may pay to a Service Organization pursuant to an Acquiring Fund Distribution Plan and fees an Acquiring Fund pays to its transfer agent. The aggregate amount of these payments may be substantial.

BlackRock Advisors, BRIL and their affiliates may make payments relating to distribution and sales support activities to Service Organizations out of their past profits or other sources available to them (and not as an additional charge to the Acquiring Funds). From time to time, BlackRock Advisors, BRIL and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Acquiring Funds. These payments would be in addition to the Acquiring Fund payments described above, if approved by the Acquiring Board, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock Advisors, BRIL and their affiliates may be substantial. Payments by BlackRock Advisors may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Acquiring Funds to you. Please contact your Service Organization for details about payments it may receive from the Acquiring Funds or from BlackRock Advisors, BRIL or their affiliates.

With respect to the Acquiring Funds, BlackRock Advisors has entered into administrative services agreements with certain BlackRock Insurance Companies, including Transamerica Advisors Life Insurance Company and Transamerica Advisors Life Insurance Company of New York, pursuant to which BlackRock Advisors compensates such companies for administrative responsibilities relating to the Acquiring Corporation, which are performed by such BlackRock Insurance Companies. It is anticipated that BlackRock Advisors and/or its affiliates will enter into an administrative services agreements with Hartford Life and/or its affiliates effective upon the closing of the Reorganizations. Accordingly, the Acquiring Corporation makes no payment to the BlackRock Insurance Companies under the administrative services agreements.

Dividends and Distributions

The Target Board has delegated authority to the Target Funds’ Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid, and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid adverse tax consequences. The current policy for each Target Fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year. Dividends and distributions are automatically invested in full or fractional shares at the NAV of the respective Fund’s shares on the reinvestment date. Each Target Fund reserves the right to change its dividend distribution policy at the discretion of the Target Board.

Each Acquiring Fund declares dividends and reinvest dividends at least annually in additional shares of the respective Fund. All net realized long-term or short-term capital gains of the Acquiring Corporation, if any, are declared and distributed annually to the shareholders of each Acquiring Fund.

Following the closing of the Reorganization, each Acquiring Fund’s dividends and distributions policy will be continued by its corresponding Combined Fund.

Purchase, Redemption, Exchange and Valuation of Shares

Shareholders should refer to the Acquiring Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Class I shares and Class III shares of each Acquiring Fund, which policies and procedures will be the same for the Class I shares and Class III shares, respectively, of the corresponding Combined Fund following the closing of the Reorganization.

Purchases and Redemptions. Shares of the Acquiring Funds currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of the BlackRock Insurance Companies and certain BlackRock Accounts to fund benefits under the Variable Contracts issued by the BlackRock Insurance Companies. Shares of the Acquiring Funds may be purchased or sold each day the NYSE is open. The price of shares purchased by the BlackRock Insurance Companies is based on the next calculation of the per share net asset value of an Acquiring Fund after an order is placed. The Acquiring Corporation may reject any order to buy shares and may suspend the sale of shares at any time. The Acquiring Corporation will redeem all full and fractional shares of the Acquiring Funds for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time. The Acquiring Funds do not have any initial or subsequent investment minimums. However, a Variable Contract may require certain investment minimums.

Exchanging Shares. The Acquiring Funds do not offer exchange privileges.

Comparison of Valuation Policies.

Valuation Policies—Acquiring Funds. When a BlackRock Insurance Company purchases shares, the BlackRock Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Acquiring Fund calculates its net asset value of each class of its shares each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received. Each business day, the Acquiring Funds’ net asset values are transmitted electronically to the BlackRock Insurance Companies that use the Funds as underlying investment options for Variable Contracts.

Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Acquiring Funds value fixed-income portfolio securities and non-exchange traded derivatives using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Funds’ approved independent third-party pricing services, each in accordance with valuation procedures approved by the Acquiring Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but an Acquiring Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Acquiring Funds may trade on weekends or other days when a Fund does not price its shares. As a result, the Acquiring Funds’ net asset value may change on days when you will not be able to purchase or redeem a Fund’s shares. Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed- income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of an Acquiring Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock Advisors to be reliable, an Acquiring Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock Advisors in accordance with procedures approved by the Acquiring Board. BlackRock Advisors may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock Advisors believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock Advisors determines, in its business judgment prior to or at the time of pricing an Acquiring Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Acquiring Funds’ net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of an Acquiring Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining an Acquiring Fund’s net asset value.

An Acquiring Fund may accept orders from certain authorized financial intermediaries or their designees. An Acquiring Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Valuation Policies—Target Funds. The NAV is determined for each class of a Target Fund’s shares as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the NYSE is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, a Target Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Target Fund’s NAV in accordance with applicable law. Consistent with the procedures established by the Target Board, for any day where, due to technical or other issues, trading is halted before the scheduled close of the NYSE, and not as part of a trading halt that is effected on a market-wide basis, each Target Fund will continue to treat the valuation time as occurring at 4:00 p.m. Eastern Time. The NAV for each class of shares is determined by dividing the value of a Target Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Target Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in each Target Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official closing price. If no sales were reported, market value is based on prices obtained from independent pricing services, a quotation reporting system or established market makers. If market prices are not readily available or are deemed unreliable, a Target Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Target Board. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Target Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Target Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of a Target Fund. The value of the foreign securities or other instruments in which a Target Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Target Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Target Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Target Fund could obtain the fair value assigned to an investment if the Target Fund were to sell the investment at approximately the time at which the Target Fund determines its NAV.

Fixed income securities, including those with a remaining maturity of less than sixty (60) days, and non-exchange traded derivatives held by a Target Fund are valued in accordance with procedures established by the Target Board. Such investments are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Target Fund may use fair valuation in regard to fixed income positions when the Target Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. If pricing services do not provide a price for short term investments maturing in 60 days or less, such investments are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures, options and options on futures are valued in accordance with procedures established by the Target Board. Such instruments are normally valued on the basis of quotes obtained from independent pricing services. Prices obtained from independent pricing services use most recent settlement prices and/or bid and ask prices for futures; and last sale prices or official closing prices and bid and ask prices for options and options on futures. If pricing services are not able to provide prices for futures, such instruments will generally be valued at the most recent trade price as of the NYSE Close. If pricing services are not able to provide prices for options and options on futures, such instruments will generally be valued on the basis of quotes obtained from brokers, dealers or market makers. If the option is out of the money and within 30 days of expiration and no bid price is available, the option may be valued at zero. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Target Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Target Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Target Board.

Following the closing of the Reorganizations, each Combined Fund’s valuation policies will be those of the corresponding Acquiring Fund.

Payments to Broker/Dealers and Other Financial Intermediaries

Acquiring Funds. BlackRock Advisors and its affiliates may make payments relating to distribution and sales support activities to the BlackRock Insurance Companies and other financial intermediaries for the sale of

Acquiring Fund shares and related services. These payments may create a conflict of interest by influencing the BlackRock Insurance Company or other financial intermediary and your individual financial professional to recommend an Acquiring Fund over another investment. Visit your BlackRock Insurance Company’s website, which may have more information.

Target Funds. Each Target Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including a Target Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and/or the Target Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

Disclosure of Portfolio Holdings

For a discussion of the Acquiring Funds’ and Target Funds’ policies and procedures regarding the selective disclosure of their respective portfolio holdings, please see the Acquiring Funds’ and Target Funds’ Statements of Additional Information, respectively.

Market Timing Trading Policies and Procedures

Acquiring Funds

The Acquiring Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. Each Acquiring Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Acquiring Fund shares that it determines may be detrimental to the Acquiring Fund or long-term shareholders. If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, an Acquiring Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order.

See the Acquiring Fund Prospectus—“Account Information—Short-Term Trading Policy.”

Target Funds

The Target Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). The Target Board has adopted policies and procedures with respect to frequent purchases and redemptions of Target Fund shares by Target Fund shareholders. It is the Target Funds’ policy to discourage investors from trading in a Target Fund’s shares in an excessive manner that would be harmful to long-term investors. In addition, the portfolio managers are required to report any cash flow activities in the Target Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Target Fund. Each Target Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Target Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.

Hartford Life has developed procedures with respect to restrictions on trading that vary by the mechanism for participation in the Target Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Similarly, the Insurance Companies may also monitor transaction activities in their separate accounts pursuant to their own policies designed to restrict excessive trading.

Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life’s or the Insurance Companies’ procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.

See the Target Funds’ prospectuses—“Further Information on the Fund—Frequent Purchases and Redemptions of Fund Shares.”

FINANCIAL HIGHLIGHTS

Financial highlights tables for each Target Fund’s shares may be found in such Target Fund’s Prospectus, Annual Reports and Semi-Annual Reports, which are available without charge by calling (800) 862-6668. Financial highlights tables for the Class I shares of the BlackRock S&P 500 Index V.I. Fund may be found in the BlackRock S&P 500 Index V.I. Fund’s Prospectus, Annual Reports and Semi-Annual Reports, which are available without charge by calling (800) 441-7762. Financial highlights tables are not available for Class III shares of each Acquiring Fund because no Class III shares were outstanding for the periods shown in the Acquiring Funds’ financial highlights tables.

INFORMATION ABOUT THE REORGANIZATIONS

The following summary of each Agreement and Plan of Reorganization (each, a “Reorganization Agreement”) does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

Under each Reorganization Agreement, a Reorganization will consist of: (i) the transfer and delivery of substantially all of the assets of the applicable Target Fund to the corresponding Acquiring Fund in exchange for the assumption by such Acquiring Fund of the Target Fund Stated Liabilities (as defined in Appendix II) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Appendix II), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund as a series of the Target Trust. Current shareholders of each Target Fund will own shares of the corresponding Combined Fund as follows:

Name of Target Fund and Class of Shares	Name of Acquiring Fund and Class of Shares
HIMCO VIT Index Fund	BlackRock S&P 500 Index V.I. Fund
Class IA Shares	Class I Shares
Class IB Shares	Class III Shares
HIMCO VIT Portfolio Diversifier Fund	BlackRock Managed Volatility V.I. Fund
Class IB Shares	Class III Shares

The aggregate net asset value of the Acquiring Fund Shares issued to the relevant Target Fund will be equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date of the relevant Reorganization (the “Valuation Time”). The net asset value of each Target Fund will be determined in accordance with the corresponding Acquiring Fund’s valuation procedures described in the then-current Prospectus and Statement of Additional Information of such Acquiring Fund or such other valuation procedures as shall be mutually agreed upon by the Funds. Hartford Investment Management has agreed to contribute capital to a Target Fund, if necessary, so that no Target Fund shareholder will receive Acquiring Fund Shares of a value less than that which would be calculated if the Target Fund’s valuation procedures were used to calculate the Target Fund’s net asset value in connection with the applicable Reorganization Agreement. In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with a Reorganization, each Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

Each Target Fund expects to distribute the Acquiring Fund Shares to the shareholders of such Target Fund promptly after the Closing Date. The distribution of the Acquiring Fund Shares to such Target Fund’s shareholders will be accomplished by opening new accounts on the books of the corresponding Acquiring Fund in the names of such Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the corresponding Acquiring Fund will represent the pro rata number of shares that such Target Fund is to receive under the terms of the applicable Reorganization Agreement.

Upon distribution of such shares, all outstanding shares of the relevant Target Fund will be redeemed on or as soon as practicable after the Closing Date in accordance with applicable state law and the organizational documents of such Target Fund. Thereafter, such Target Fund will be abolished as a series of the Target Trust under Delaware state law.

Each Fund has made certain standard representations and warranties to each other regarding organization, status and conduct of business.

Unless waived in accordance with each Reorganization Agreement, the obligations of each Acquiring Fund and each Target Fund are conditioned upon, among other things:

1.	the approval of the applicable Reorganization Agreement, which provides for the applicable Reorganization, by the Target Board and the Acquiring Board;

2.	the approval of the applicable Reorganization Agreement by the shareholders of the Target Fund;

3.	the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the applicable Reorganization Agreement under Section 25(c) of the 1940 Act;

4.	the absence of any order, preliminary or permanent injunction or decree issued or pending by any governmental authority of competent jurisdiction, and the absence of any statute, rule or regulation enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the applicable Reorganization;

5.	the truth and correctness as of the Closing Date of the representations, covenants and warranties of the Funds and performance in all material respects of the Funds’ obligations required by the applicable Reorganization Agreement;

6.	the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the 1933 Act pertaining thereto;

7.	the declaration of a dividend or dividends by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

8.	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the applicable Reorganization for U.S. federal income tax purposes.

Each Reorganization Agreement is contingent on there being no qualified retirement plans directly invested in the Target Fund as of the Closing Date.

Each Reorganization Agreement may be terminated or amended by the mutual consent of the applicable Funds, either before or after approval thereof by the shareholders of the applicable Target Fund.

The Target Board, including all of the Independent Trustees, recommends that you vote to approve the applicable Reorganization, as it believes such Reorganization is in the best interests of the applicable Target Fund (as described more fully in “Reasons for the Reorganizations” below) and that the interests of existing shareholders of such Target Fund will not be diluted as a result of consummation of such proposed Reorganization.

Reasons for the Reorganizations

Target Fund is a series of the Target Trust, an open-end investment management company organized under the laws of the State of Delaware on January 13, 2012. The net assets of each Target Fund as of December 31, 2017 are set forth in the table below.

Name of Target Fund	Net Assets (in millions)
HIMCO VIT Index Fund[1]	$1,152
HIMCO VIT Portfolio Diversifier Fund	$286

[1]	Assets in the direct qualified plan business for the HIMCO VIT Index Fund were $217,090 as of December 31, 2017.

In 2012, The Hartford Financial Services Group, Inc. (previously defined as “The Hartford”) determined to separate its variable product-focused business from its retail-focused business. In 2012, the Target Trust was created for the variable products’ underlying mutual fund investment options to be tied more closely to The Hartford’s variable product line. As part of this initiative, the Target Funds were reorganized as series of the Target Trust on October 20, 2014 (previously defined as the “2014 Reorganization”). The Hartford planned to build out, through the Target Trust, additional support of the variable product-focused business, which was expected to provide greater distribution opportunities for the different series of the Target Trust, including the Target Funds. This, in turn, was expected to provide greater opportunity to improve net flows and allow shareholders to benefit from economies of scale which could, over time, result in a reduction in the impact of fixed costs to shareholders of the Target Funds.

In April 2015, Hartford Life applied for an order under Section 26(c) of the 1940 Act that would permit the substitution of shares of 62 investment portfolios of registered investment companies underlying certain variable annuity contracts funded through Hartford Life’s separate accounts (the “Underlying Portfolios”) with shares of 11 newly-created series of the Target Trust that would have substantially similar investment objectives, principal investment strategies, and principal investment risks as the Underlying Portfolios (the “Substitution Application”). Hartford Life decided to withdraw the Substitution Application in March 2017.

In light of this decision, the greater distribution opportunities and economies of scale originally expected to be realized following the 2014 Reorganization would not be attainable. Hartford Investment Management has determined that it would not be feasible to continue operation of the Target Trust in light of the relatively small asset size and the significantly diminished prospects for asset growth.

Each of the Target Funds is subject to an expense limitation arrangement. Hartford Investment Management, the adviser to each of the Target Funds, has entered into an expense limitation agreement with the Target Trust relating to each Target Fund under which Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses at specified levels until April 30, 2018.

In view of the relatively small size of the Target Funds, the fact that neither of the Target Funds have reached the scale necessary to obviate the need for expense limitation arrangements, and the significantly diminished prospects for asset growth as a result of Hartford Life’s cessation of new sales of variable annuity products and Hartford Life’s decision to withdraw the Substitution Application, Hartford Investment Management determined that the continuation of the Target Funds’ expense limitation arrangements would not be feasible. Absent this reimbursement, Contract Holders would have to bear expenses at a higher level because the Target Trust’s asset base is small, which may make each Target Fund unattractive to Contract Holders.

The net expense ratios of the corresponding share classes of each Acquiring Fund (i.e., the expense ratios after waivers and reimbursements under the Acquiring Fund’s expense limitation agreement which would be in effect upon the closing of the applicable Reorganization through April 30, 2021) are expected to be lower than those of Class IA and Class IB shares of each Target Fund, as applicable, immediately following the Reorganizations. The gross expense ratio of the BlackRock S&P 500 Index V.I. Fund is expected to be lower than that of the HIMCO VIT Index Fund, and the gross expense ratio of the BlackRock Managed Volatility V.I. Fund is expected to be higher than that of the HIMCO VIT Portfolio Diversifier Fund, in each case immediately following the applicable Reorganization. While there are some differences in the management fees and expected expense ratios for the Acquiring Funds as compared to the Target Funds, as discussed below, BlackRock Advisors has agreed to limit each Acquiring Fund’s total operating expenses below the level of the limits currently applicable to the corresponding Target Fund’s total operating expenses for at least two years after the date of the Reorganization. Please see “Summary—Fees and Expenses” above for more information.

At meetings held on September 15, 2017 and December 1, 2017, the Target Board considered and approved the proposed Reorganization of each Target Fund. The Target Board considered a number of factors, including, but not limited to, the determination made by Hartford Investment Management that it would not be feasible to continue operation of the Target Trust in light of the relatively small asset size and the significantly diminished prospects for asset growth as a result of the decision of Hartford Life to withdraw the Substitution Application; the amount of each Target Fund’s net assets, the expense ratio for each Target Fund (with and without the reimbursement of expenses by Hartford Investment Management); the fact that significant growth of the Target Funds was not likely; the fact that the Target Trust was not likely to achieve sufficient economies of scale; the fact that Hartford Investment Management stated that it likely would not continue the expense limitations beyond the expiration of the expense limitation agreements on April 30, 2018; the investment objectives, strategies, risks, performance, fees, and management of the Target Funds and the Acquiring Funds; the reputation of BlackRock Advisors; the analysis performed by Hartford Investment Management; the fact that Hartford Life would provide an option for Contract Holders who were invested in HIMCO VIT Portfolio Diversifier Fund immediately prior to the Reorganization to allocate 100% of their account value to the BlackRock Managed Volatility V.I. Fund after the Reorganization; and the fact that the Reorganizations would not have a U.S. federal income tax impact on Contract Holders. The approval of each Agreement and Plan of Reorganization was made on the basis of each Trustee’s business judgment after consideration of a variety of factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Contract Holders should consider whether it would be appropriate for them to proactively reallocate their assets from any Subaccount investing in a Target Fund to one or more other investment options available under their respective Contracts in light of their investment goals.

Rationale for Selection of Acquiring Funds

HIMCO VIT Index Fund into BlackRock S&P 500 Index V.I. Fund

Upon the recommendation of Hartford Investment Management, the Target Board selected the BlackRock S&P 500 Index V.I. Fund for the proposed Reorganization of the HIMCO VIT Index Fund because the BlackRock S&P 500 Index V.I. Fund’s investment objective is similar and its investment strategies are substantially similar to those of the HIMCO VIT Index Fund. In making this selection, the Target Board considered the following factors:

•

The net expense ratios of Class I and Class III shares of the BlackRock S&P 500 Index V.I. Fund (i.e., the expense ratios after waivers and reimbursements under the BlackRock S&P 500 Index V.I. Fund’s expense limitation agreement which would be in effect upon the closing of the Reorganization through April 30, 2021) are expected to be lower than the net expense ratios of Class IA and Class IB shares of the HIMCO VIT Index Fund, respectively, immediately after the Reorganization. The gross expense ratios of Class I and Class III shares of the BlackRock S&P 500 Index V.I. Fund are also expected to be lower than those of Class IA and Class IB shares of the HIMCO VIT Index Fund, respectively, immediately after the Reorganization.

•

BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses of the BlackRock S&P 500 Index V.I. Fund in order to limit total annual operating expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) to 0.15% (for Class I Shares) and 0.40% (for Class III Shares) of average daily net assets through April 30, 2021, effective upon the closing of the Reorganization.

•

The one-, five- and ten-year performance record of Class I shares of the BlackRock S&P 500 Index V.I. Fund for the fiscal periods ended September 30, 2017 is substantially similar to that of Class IA shares of the HIMCO VIT Index Fund due to the substantially similar investment strategy of each Fund to track the S&P 500 Index and the similar expense ratios of the Funds’ respective share classes.

•

The one-, five- and ten-year performance record of Class III shares of the BlackRock S&P 500 Index V.I. Fund for the fiscal periods ended September 30, 2017 (which is based upon performance of the Fund’s Class I shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III shares) is substantially similar to that of Class IB shares of the HIMCO VIT Index Fund due to the substantially similar investment strategy of each Fund to track the S&P 500 Index and the similar expense ratios of the Funds’ respective share classes.

•

Hartford Life will receive lower fee payments from BlackRock Advisors for administrative services to be provided to the BlackRock S&P 500 Index V.I. Fund than it receives from Hartford Investment Management for administrative services provided to the HIMCO VIT Index Fund.

HIMCO VIT Portfolio Diversifier Fund into BlackRock Managed Volatility V.I. Fund

Upon the recommendation of Hartford Investment Management, the Target Board selected the BlackRock Managed Volatility V.I. Fund for the proposed Reorganization of the HIMCO VIT Portfolio Diversifier Fund. In considering potential merger candidates for the proposed Reorganization of the HIMCO VIT Portfolio Diversifier Fund, the Target Board considered the following factors:

•	The HIMCO VIT Portfolio Diversifier Fund is a unique and specialized Fund designed to support specific Contract Riders.

•

The Contract Riders generally require or permit Contract Holders to allocate 50% of the account value of their Contracts to the HIMCO VIT Portfolio Diversifier Fund and the other 50% of the account value of their Contracts to equity-based funds (such combined allocations previously defined as the “Combined PDF and Equity Allocation”).

•

BlackRock Advisors seeks to manage volatility to stabilize performance of the BlackRock Managed Volatility V.I. Fund, while Hartford Investment Management seeks to produce investment performance for the HIMCO VIT Portfolio Diversifier Fund that may mitigate against significant declines in equity markets while also preserving the potential for modest appreciation.

•

While neither Hartford Investment Management nor BlackRock Advisors can predict future performance, the BlackRock Managed Volatility V.I. Fund may experience greater risk of loss in declining equity markets than the HIMCO VIT Portfolio Diversifier Fund.

•

The HIMCO VIT Portfolio Diversifier Fund, unlike the BlackRock Managed Volatility V.I. Fund, seeks to execute its investment strategy by replicating the performance of its custom index, which incorporates certain policyholder and market data.

•

The net expense ratio of Class III shares of the BlackRock Managed Volatility V.I. Fund (i.e., the expense ratio after waivers and reimbursements under the BlackRock Managed Volatility V.I. Fund’s expense limitation agreement which would be in effect upon the closing of the Reorganization through April 30, 2021) is expected to be lower than the net expense ratio of Class IB shares of the HIMCO VIT Portfolio Diversifier Fund immediately after the Reorganization. The gross expense ratio of Class III shares of the BlackRock Managed Volatility V.I. Fund is expected to be higher than that of Class IB shares of the HIMCO VIT Portfolio Diversifier Fund immediately after the Reorganization.

•

BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses of the BlackRock Managed Volatility V.I. Fund in order to limit total annual operating expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) to 0.84% (for Class III Shares) of average daily net assets through April 30, 2021, effective upon the closing of the Reorganization.

•

The one- and five-year performance record of Class III shares of the BlackRock Managed Volatility V.I. Fund for the fiscal periods ended September 30, 2017 (which is based upon performance of the Fund’s Class I shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III shares): (i) substantially outperformed that of Class IB shares of the HIMCO VIT Portfolio Diversifier Fund; and (ii) slightly underperformed that of the Combined PDF and Equity Allocation.

•	Certain Insurance Companies would allow Contract Holders to allocate 100% of their Contract value to the BlackRock Managed Volatility V.I. Fund after the Reorganization.

•

Hartford Life will receive the same fee payments from BlackRock Advisors for administrative services to be provided to the BlackRock Managed Volatility V.I. Fund as it receives from Hartford Investment Management for administrative services provided to the HIMCO VIT Portfolio Diversifier Fund.

Material U.S. Federal Income Tax Consequences of the Reorganizations

The following is a general summary of the material anticipated U.S. federal income tax consequences of each Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of a Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS will not assert, or that a court will not sustain, a position contrary to any of the tax aspects described below. Shareholders are advised to consult their own tax advisers on the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of each Reorganization that each Fund receive an opinion from Dechert LLP, tax counsel to the Acquiring Funds, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund or upon the distribution of the shares of the Acquiring Fund to shareholders of the Target Fund in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely as a result of the closing of the tax year of the Target Fund due to the Reorganization or as the result of any transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code.

•

No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of the shareholder’s shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

•

The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

•

The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

•

The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization except for any adjustments that may be required to be made as a result of the closing of the tax year of the Target Fund due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

For each Reorganization, the opinion of Dechert LLP relating to the Reorganizations will be based on U.S. federal income tax law in effect on the Closing Date. For each Reorganization, in rendering the opinion, Dechert LLP will also rely on certain representations of the management of the Acquiring Funds and the Target Funds and assume, among other things, that the Reorganizations will be consummated in accordance with the operative documents. For each Reorganization, the opinion will not express an opinion on the tax effects to a Target Fund or an Acquiring Fund of marking to market certain categories of assets as of the closing of the taxable year of the Target Fund at the time of a Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

Each Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Funds and their shareholders.

Prior to the Closing Date, each Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the assets held by a Target Fund may be sold in connection with a Reorganization, if needed for purposes of the Target Fund’s distribution mentioned in the previous paragraph, and a portion of such assets may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of some of the assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such assets are sold (or deemed sold) and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

As of June 30, 2017, the HIMCO VIT Portfolio Diversifier Fund had non-expiring capital losses of $89,778,332. The HIMCO VIT Index Fund did not have non-expiring capital losses as of June 30, 2017.

It is not expected that significant capital loss carryovers will be forfeited as a result of the Reorganizations.

Shareholders of a Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Shareholders are advised to consult their own tax advisers on the U.S. federal income tax consequences of any such redemption, as well as the effects of state, local and non-U.S. tax laws.

Expenses of the Reorganizations

BlackRock Advisors or its affiliates will pay each Acquiring Fund’s portion of the expenses incurred in connection with its respective Reorganization, which are estimated to be $221,000, and includes legal fees, auditing fees and the costs of preparing and filing a registration statement with the Securities and Exchange Commission relating to the Reorganizations. Hartford Investment Management or its affiliates will pay each Target Fund’s portion of the expenses incurred in connection with its respective Reorganization, which are estimated to be $530,576, and includes legal fees, auditing fees, the costs of printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the Special Meeting, and the expenses incurred in connection with the solicitation and tabulation of proxies to be voted at the Special Meeting. With respect to each Reorganization, the Target Fund and the Acquiring Fund will bear their respective brokerage expenses and portfolio transaction costs in connection with the implementation of the applicable Reorganization.

The expenses of each Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Target Board and the Acquiring Board (collectively, the “Boards”), costs incurred in attending the meetings of the Boards and preparing the minutes of the meetings of the Boards, obtaining an opinion of counsel as to certain tax matters, the preparation of the applicable Reorganization Agreement and the N-14 Registration Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the Special Meeting, expenses incurred in connection with the solicitation of proxies to be voted at the Special Meeting, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of each Reorganization, each Acquiring Fund will establish a position for its respective Target Fund shareholders on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in each such Reorganization. No certificates for shares of the Acquiring Funds will be issued in connection with the Reorganizations.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganizations will be passed on by Dechert LLP, tax counsel to the Acquiring Funds. Certain legal matters of Maryland law concerning the issuance of shares of the Acquiring Funds will be passed on by Miles & Stockbridge PC, which serves as Maryland counsel to the Acquiring Funds.

OTHER INFORMATION

Capitalization

The following table sets forth: (i) as of June 30, 2017, the unaudited capitalization of Class IA shares of the HIMCO VIT Index Fund and the unaudited capitalization of the Class IB shares of each Target Fund (ii) as of June 30, 2017, the unaudited capitalization of the Class I shares of the BlackRock S&P 500 Index V.I. Fund and the unaudited capitalization of the Class III shares of each Acquiring Fund; and (iii) the unaudited pro forma capitalization of the Class I shares of the BlackRock S&P 500 Index V.I. Combined Fund and the unaudited pro forma capitalization of the Class III shares of each Combined Fund assuming each Reorganization has been completed. The capitalizations are likely to be different when each Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

HIMCO VIT Index Fund and BlackRock S&P 500 Index V.I. Fund

Fund	Net Assets	Net Asset Value	Shares Outstanding
Target
Class IA	$709,478,437	$45.39	15,629,003
Class IB	$389,970,476	$44.80	8,705,072

Fund	Net Assets	Net Asset Value	Shares Outstanding
Acquiring
Class I	$210,690,685	$21.72	9,698,099
Class II*	$2,714,891	$21.54	126,013
Class III**	$—	$—	—

Fund	Net Assets	Shares Outstanding
Pro Forma Adjustments
Class I	$0	17,028,315
Class II	$0	0
Class III	$0	9,395,601

Fund	Net Assets	Net Asset Value	Shares Outstanding
Pro Forma Combined***
Class I	$920,169,122	$21.72	42,355,417
Class II	$2,714,891	$21.54	126,013
Class III	$389,970,476	$21.54	18,100,673

*	No Class II shares will be issued in connection with the Reorganization.

**	The Acquiring Fund did not have any Class III Shares outstanding as of June 30, 2017.

***	Assumes the Reorganization had taken place on June 30, 2017.

HIMCO VIT Portfolio Diversifier Fund and BlackRock Managed Volatility V.I. Fund

Fund	Net Assets	Net Asset Value	Shares Outstanding
Target
Class IB	$292,576,953	$7.18	40,745,262

Fund	Net Assets	Net Asset Value	Shares Outstanding
Acquiring
Class I*	$15,306,843	$13.52	1,132,294
Class III**	$—	$—	—

Fund	Net Assets	Shares Outstanding
Pro Forma Adjustments
Class I	$0	0
Class III	$0	(19,102,438)

Fund	Net Assets	Net Asset Value	Shares Outstanding
Pro Forma Combined***
Class I	$15,306,843	$13.52	1,132,294
Class III	$292,576,953	$13.52	21,642,824

*	No Class I shares will be issued in connection with the Reorganization.

**	The Acquiring Fund did not have any Class III Shares outstanding as of June 30, 2017.

***	Assumes the Reorganization had taken place on June 30, 2017.

Shareholder Information

Target Funds

As of the close of business on the Record Date, each Target Fund had shares issued and outstanding as shown below:

Name of Target Fund	Shares Outstanding on Record Date
HIMCO VIT Index Fund
Class IA	15,971,482
Class IB	8,564,997
HIMCO VIT Portfolio Diversifier Fund
Class IB	40,535,220

Shares of each Target Fund are sold only to Separate Accounts of the Insurance Companies. As of the Record Date, the Insurance Companies collectively owned of record all the shares of each Target Fund. As of the Record Date, to the best of the Target Trust’s knowledge, only the Insurance Companies owned beneficially or of record 5% or more of the shares of a Target Fund, as shown in the table below:

Target Fund, Shareholder Name and Address	Class IA Percent	Class IB Percent
HIMCO VIT Index Fund
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	22.08%	19.49%

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT ILIF REG PO BOX 2999 HARTFORD CT 06104	19.45%	—

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	19.33%	—

UNION SECURITY INSURANCE COMPANY SEPARATE ACCOUNT ILIF REG PO BOX 2999 HARTFORD CT 06104	9.73%	—

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVT NON REG PO BOX 2999 HARTFORD CT 06104	8.39%	—

Target Fund, Shareholder Name and Address	Class IA Percent	Class IB Percent

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ILIF REG PO BOX 2999 HARTFORD CT 06104	5.84%	—

UNION SECURITY INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	5.80%	—

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT CORP NON REG PO BOX 2999 HARTFORD CT 06104	—	75.04	%*

HIMCO VIT Portfolio Diversifier Fund
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	—	80.16	%*

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT IANN REG PO BOX 2999 HARTFORD CT 06104	—	11.53%

FORETHOUGHT LIFE INSURANCE COMPANY SEPARATE ACCOUNT A 300 N MERIDIAN ST STE 1800 INDIANAPOLIS IN 46204-1762	—	8.31%

* May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund.

As of the Record Date, the Trustees and officers as a group did not beneficially own any of the outstanding shares of the Target Funds.

Acquiring Funds

As of the Record Date, there were 9,611,901 shares of the BlackRock S&P 500 Index V.I. Fund outstanding and 1,048,363 shares of the BlackRock Managed Volatility V.I. Fund outstanding. As of such date, the Directors and officers of the Acquiring Corporation as a group owned less than 1% of each Acquiring Fund. As of such date, no person was known by any Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund except as follows:

BlackRock S&P 500 Index V.I. Fund

Name	Address	Percent of Class	Class
Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity	4333 Edgewood Rd, NE MS 4410 Cedar Rapids, Iowa 52499-0001	59.88%	Class I

Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Life	4333 Edgewood Rd, NE MS 4410 Cedar Rapids, Iowa 52499-0001	13.69%	Class I

Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Life	4333 Edgewood Rd, NE MS 4410 Cedar Rapids, Iowa 52499-0001	8.52%	Class I

Name	Address	Percent of Class	Class
Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity	4333 Edgewood Rd, NE MS 4410 Cedar Rapids, Iowa 52499-4333	7.88%	Class I

Transamerica Financial Life Insurance Company Merrill Lynch of NY Variable Annuity	4333 Edgewood Rd, NE MS 4410 Cedar Rapids, Iowa 52499-0000	6.48%	Class I

Nationwide Life Insurance Company NWPP C/O IPO Portfolio Accounting	P.O. Box 182029, Columbus, Ohio 43218-2029	62.90%	Class II

Forethought Life Insurance Company	300 North Meridian Street, Suite 1800, Indianapolis, Indiana 46204	37.10%	Class II

BlackRock Managed Volatility V.I. Fund

Name	Address	Percent of Class	Class
Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity	4333 Edgewood Rd, NE MS 4410 Cedar Rapids, Iowa 52499-0001	78.68%	Class I
Transamerica Financial Life Insurance Company Merrill Lynch of NY Life Variable Annuity	4333 Edgewood Rd, NE MS 4410 Cedar Rapids, Iowa 52499-0000	11.26%	Class I
Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity	4333 Edgewood Rd, NE MS 4410 Cedar Rapids, Iowa 52499-0001	5.26%	Class I

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

Shareholder Rights and Obligations

Each Target Fund is a series of the Target Trust, a statutory trust formed under the laws of the State of Delaware. Under the Target Trust’s organizational documents, each Target Fund is authorized to issue an unlimited number of shares of beneficial interest, with no par value.

Each Acquiring Fund is a series of the Acquiring Corporation, a corporation formed under the laws of the State of Maryland. Under the Acquiring Corporation’s organizational documents, the Acquiring Corporation is authorized to issue 14,310,000,000 shares of capital stock with a par value of $0.10.

With respect to each Acquiring Fund, all shares of common stock have equal voting rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

With respect to each Target Fund, each share of a Target Fund issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each Target Fund, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Comparison of Delaware Business Trusts and Maryland Corporations

The following description is based on relevant provisions of the Maryland General Corporation Law (the “MGCL”), the Delaware Statutory Trust Act (the “Delaware Act”) and a Fund’s operative documents. This summary does not purport to be complete and we refer you to the MGCL, the Delaware Act and the relevant Fund’s operative documents.

In General

A fund organized as a Maryland corporation, such as the Acquiring Corporation, of which each Acquiring Fund is a series is governed both by the MGCL and the Maryland corporation’s charter and bylaws. For a Maryland corporation, the MGCL prescribes many aspects of corporate governance.

A fund established as a series of a Delaware statutory trust, such as the Target Trust, of which each Target Fund is a series, is governed both by the Delaware Act and the trust’s declaration of trust or similar instrument. For each Target Fund, it is the Target Trust’s Amended and Restated Agreement and Declaration of Trust (the “Target Trust Declaration”) and the Target Trust’s Amended and Restated By-Laws (the “Target Trust Bylaws”). As is common for Delaware statutory trusts, internal governance matters of the Target Trust are generally a function of the terms of the Target Trust Declaration. The Target Trust has taken advantage of the flexibility of the Delaware Act, which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations, except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation’s charter or the MGCL or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid. Similarly, under the Delaware Act, unless the governing instrument provides otherwise, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts or obligations.

The directors of a Maryland corporation generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization so long as they meet their statutory standard of conduct; provided, however that the charter of a Maryland corporation may include provisions expanding or limiting the liability of its directors. The MGCL requires that a Maryland corporation indemnify its directors in certain limited instances, and a corporation may further indemnify its directors to the extent provided for in its charter and in accordance with the MGCL. In addition, the Delaware Act contains provisions generally shielding trustees from personal liability to a Delaware business trust.

Delaware Statutory Trusts

Each Target Fund is governed by the Target Trust Declaration, the Target Trust Bylaws and the Delaware Act.

Member Voting

Unless otherwise provided in a declaration of trust, the Delaware Act vests the management of a trust in a trustee. The Target Trust Declaration vests management of the Target Trust and each series thereof (including the Target Fund) in the Trustees of the Target Trust and provides that each Trustee shall have all powers necessary and desirable to carry out that responsibility, including powers described more fully in the Target Trust Declaration.

Under the Target Trust Declaration, the Trustees have the power and authority to authorize the Target Trust to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Target Trust. Subject to applicable law, the Target Trust may merge or consolidate with or into one or more statutory trusts or other business entities or series or classes thereof formed or organized or existing under the laws of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction by the affirmative vote of two-thirds (2/3) of the Trustees of the Target Board.

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a Rule 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

Election and Removal of Trustees

A Delaware statutory trust is not required to hold shareholder meetings or get shareholder approval for certain actions unless the declaration of trust requires it. Although the Target Trust need not hold annual meetings of shareholders, special meetings may be called by a majority of the Trustees of the Target Trust, the Target Trust’s chairman or president, or upon the written request of shareholders holding not less than one-third of the outstanding shares entitled to vote on the matters specified in such written request, and subject to certain additional conditions set forth in the Target Trust Bylaws.

The Trustees of the Target Trust have terms of unlimited duration, although they are subject to removal by the holders of record of two-thirds or more of the outstanding shares or by two-thirds or more of the Trustees. The Trustees of the Target Trust have the power to alter the number of Trustees and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. All series of shares will vote with respect to certain matters, such as election of Trustees. Under the Target Trust Declaration, Trustees may be elected by a plurality of votes cast at a meeting of shareholders in which a quorum is present. When the Trustees have determined that not all series of the Target Trust are affected by a matter to be voted upon, such as changes in the policies of an individual series, only shareholders of such one or more series shall be entitled to vote thereon.

Issuance of Shares

Under the Target Trust Declaration, the Trustees are authorized to issue an unlimited number of shares. Shareholders are not entitled to any pre-emptive rights other than such rights, if any, the Trustees in their discretion may determine. Shareholders have no appraisal rights with respect to their shares and, except as otherwise determined by resolution of the Trustees in their sole discretion, shall have no exchange or conversion rights with respect to their shares.

Series

The Target Trust Declaration provides that the Trustees of the Target Trust may from time to time authorize the division of the Target Trust’s shares into series and the division of shares or any series thereof into classes, without seeking shareholder approval. The Target Trust Declaration does not require shareholder approval for the Trustees to establish and designate series and classes of shares of the Target Trust.

Amendments to the Target Trust Declaration

Except as otherwise specifically provided the Target Trust Declaration or as required by the 1940 Act or other applicable law, the Trustees of the Target Trust may by vote of a majority of the Trustees then in office amend or otherwise supplement the Target Trust Declaration by making an amendment, a Target Trust Declaration supplemental thereto or an amended and restated Target Trust Declaration. No amendment of the Target Trust Declaration may impair the exemption from personal liability of any person who is or has been a shareholder, Trustee, officer or employee of the Target Trust, or limit the rights to indemnification or insurance provided in the Target Trust Declaration with respect to actions or omissions of persons entitled to indemnification under the Target Trust Declaration prior to such amendment.

Shareholder, Trustee and Officer Liability

Under the Delaware Act, unless the governing instrument provides otherwise, shareholders of a statutory trust have the same limitation of personal liability as extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. The Target Trust Declaration provides that shareholders are not personally liable for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to the Target Trust or any series, and requires the Target Trust or the applicable series to indemnify shareholders against liability arising solely from the shareholder’s ownership of shares in the Target Trust.

With respect to the Target Trust, the Delaware Act permits a Delaware statutory trust to limit or eliminate a trustee’s personal liability for breach of contract or breach of duties to the statutory trust or to a shareholder of the statutory trust in the declaration of trust, subject to certain exceptions. The 1940 Act provides that no officer or director shall be protected from liability to the Target Trust or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.

The Target Trust Declaration provides that no Trustee or officer shall be subject to any personal liability whatsoever to any person, other than the Target Trust or its shareholders, in connection with the affairs of the Target Trust. In addition, no Trustee or officer shall be liable to the Target Trust or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties of office, and shall not be liable for errors of judgment or mistakes of fact or law. The Target Trust Declaration further provides that Trustees and officers shall be indemnified by the Target Trust (or the applicable series of the Target Trust) to the fullest extent permitted by law against any and all liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which the Trustee or officer becomes involved by virtue of having been a Trustee or officer.

Derivative Actions

The Target Trust Declaration enumerates conditions that must be satisfied before a shareholder of a Target Fund can bring a derivative action, including, but not limited to, that shareholders owning no less than ten percent of the affected series or class thereof must join in initiating the derivative action.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The charter of the Acquiring Corporation contains such provisions.

Election and Removal of Directors

Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of the Acquiring Corporation may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provides, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Acquiring Corporation’s Amended and Restated Bylaws (the “Acquiring Corporation Bylaws”) contain such a provision. Shareholders may, in accordance with the terms of the charter and Acquiring Corporation Bylaws, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Acquiring Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in service or distribution fees or of a change in fundamental policies, objectives or restrictions.

Amendments to the Charter

Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Acquiring Corporation’s charter does not prohibit the Acquiring Board from doing so.

Issuance of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation’s charter or the MGCL or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the operative documents governing the Target Funds, the Target Trust, the Acquiring Funds and the Acquiring Corporation under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Meetings

The Funds do not hold regular annual meetings of shareholders. Notwithstanding the Special Meeting to be held in connection with the proposed transaction, as a general matter, neither the Acquiring Funds nor the Target Funds intend to hold future regular annual or special meetings of their shareholders unless required by their respective organizational documents or the 1940 Act.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Target Funds and the Target Board primarily by the mailing of the Notice of Joint Special Meeting of Shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about February [●], 2018.

Each Target Fund has retained Broadridge Financial Solutions, Inc., a professional proxy solicitation firm, to assist with the printing and mailing of proxy materials and the solicitation and tabulation of proxies at an aggregate cost of approximately $73,500. All costs of solicitation, including (a) printing and mailing of proxy materials, (b) the maintenance of the Internet web site relating to this solicitation, (c) the reimbursement of insurance companies and others for their expenses in forwarding solicitation material to the beneficial owners of each Target Fund’s shares, (d) payment for tabulation, printing and other services, including providing information on how to submit voting instructions by telephone, and (e) the costs of holding the Special Meeting will be paid by Hartford Investment Management and/or its affiliates.

Representatives of BlackRock Advisors and its affiliates and other representatives of the Target Funds may also solicit proxies.

Questions about the proposal should be directed to Broadridge Financial Solutions, Inc. toll-free at 1 (833) 501-4706.

VOTING INFORMATION AND REQUIREMENTS

General

As of the Record Date, the HIMCO VIT Index Fund had 24,536,479 shares outstanding and the HIMCO VIT Portfolio Diversifier Fund had 40,535,220 shares outstanding.

Only shareholders of record of each Target Fund at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

As discussed above, Insurance Companies legally own all of the outstanding shares of each Target Fund. Contract Holders who allocate account value to a Subaccount that invests in a Target Fund have a beneficial interest in that Target Fund, but do not directly invest in or hold shares of the Target Fund. The Insurance Companies, on behalf of the Separate Accounts, are the actual shareholders of the applicable Target Fund but will vote their shares in accordance with instructions provided by Contract Holders. Contract Holders therefore have the right to instruct the Insurance Company on how to vote their interests with respect to Proposals 1 and 2. This Combined Prospectus/Proxy Statement is being mailed to Contract Holders to solicit instructions for voting shares of each Target Fund.

Quorum. For each Target Fund, acting separately, the presence, in person or by proxy, of thirty-three and one third percent (33 1/3%) of the holders of shares of the Target Fund entitled to vote on a proposal on the Record Date constitutes a quorum for the transaction of business at the Special Meeting. For purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes, shall be counted. Quorum may be satisfied through echo voting, which is described below in the “Vote Required” section. Because the Insurance Companies are the legal owners of the shares entitled to vote at the meeting, the quorum requirement is expected to be satisfied for each Target Fund.

Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect thereto. Each Insurance Company, as the shareholder of record of all of the Target Trust’s shares, is expected to vote shares attributable to Contracts as to which no voting instructions are received in the same proportion (for, against or abstain) as those for which timely instructions are received by such Insurance Company, even in instances where a broker would be prevented from exercising discretion. Broker non-votes, therefore, will be so voted by each Insurance Company just as any other shares for which the Insurance Company does not receive voting instructions.

Vote Required. For each Target Fund, acting separately, approval of Proposals 1 and 2 will require, if a quorum is present at the Special Meeting, the lesser of (a) 67% or more of the voting securities of a Target Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Target Fund (previously defined as a “1940 Act Majority”).

Each Insurance Company will vote the shares of a Target Fund at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Contracts. Each Insurance Company is expected to vote shares attributable to the Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received (i.e., echo voting), subject to any restrictions the Insurance Company may have on echo voting. As a result, those Contract Holders that actually provide voting instructions may control the outcome of the vote even though their actual interest in a Target Fund alone would not be sufficient to approve a proposal. Shares of a Target Fund held by an Insurance Company for its own account shall be voted in the same proportion as the votes cast by all of its Separate Accounts in the aggregate.

Adjournment. For each Target Fund, acting separately, if a quorum is not present at the Special Meeting, the person presiding at the Special Meeting may adjourn the meeting with respect to one or more proposals to a designated time and place without further notice. For each Target Fund, acting separately, if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the person presiding at the meeting may propose one or more adjournments of the Special Meeting to permit further solicitation of voting instructions for which sufficient votes have NOT been received; provided, that such adjournment is approved by a majority of the votes cast at the Special Meeting in person or by proxy. Unless voting instructions are otherwise limited in this regard, any shares present and entitled to vote at the Special Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

Voting Information

Voting Instructions and Solicitation Methods. This solicitation is being made by the Target Board for use at the Special Meeting. The solicitation of voting instructions will be largely by mail, but may include telephonic,

Internet or oral communication. In addition to solicitations by mail, officers and employees of Hartford Investment Management or its affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews. The Target Trust has also retained an outside firm, Broadridge Financial Solutions, Inc. (the “Solicitor”), who specializes in proxy solicitation to assist with the solicitation process (tabulation, printing and mailing), the collection of voting instructions, and with any necessary follow-up.

Revocation of Voting Instructions. At any time before the Special Meeting, a person may change their vote, even though voting instructions have already been returned, by written notice to the Target Trust, or by submitting subsequent voting instructions, by mail, by Internet, by telephone or by voting in person at the Special Meeting. Should Contract Holders require additional information, they may contact the Insurance Companies at 1-800-862-6668 or the Target Trust at hvitfunds@himco.com.

Additional Information. Shareholders voting their proxies by Internet or Telephone need not return their proxy card or voting instruction card(s) by mail.

Each Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card or voting instruction card(s) promptly. No postage is necessary if mailed in the United States.

Shareholder Proposals

The Target Trust is organized as a Delaware statutory trust. As such, the Target Trust is not required to, and does not, hold annual meetings. Nonetheless, the Target Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Target Trust Declaration and the Target Trust Bylaws. Shareholders of a Target Fund who wish to present a proposal for action at a future meeting may submit a written proposal to the Target Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the Special Meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

If a shareholder wishes to send a communication to the Trustees, such correspondence should be in writing and addressed to the Trustees of the Target Trust c/o the Secretary of the Target Trust—Brenda Page, at One Hartford Plaza, Hartford, Connecticut 06155. The correspondence will be given to the Trustees for review and consideration.

Other Business

No business other than the matter described above is expected to come before the Special Meeting, but should any matter incidental to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Target Trust.

/s/ Brenda Page

Brenda Page Secretary and Chief Legal Officer
HIMCO Variable Insurance Trust
February [●], 2018

APPENDIX I

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

BlackRock S&P 500 Index V.I. Fund and BlackRock Managed Volatility V.I. Fund (Acquiring Funds)

Under the Acquiring Funds’ fundamental investment restrictions, none of the Acquiring Funds (unless noted otherwise below) may:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.[1]

2.	Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).[2]

3.	Make investments for the purpose of exercising control or management.[3]

4.	Purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

6.	Issue senior securities to the extent such issuance would violate applicable law.

7.

Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8.	Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9.	Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

[1]	Though the S&P 500 Index V.I. Fund is classified as a diversified investment company under the Investment Company Act, this restriction is not applicable to that Fund. The S&P 500 Index V.I. Fund does not have a comparable fundamental investment restriction because it was formerly classified as a non-diversified investment company under the Investment Company Act.

[2]	For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry. For purposes of this restriction, each Acquiring Fund uses the classifications and sub-classifications of Morgan Stanley Capital International (“MSCI”) as a guide to identify industries. To the extent that an industry classification or sub-classification is not provided by MSCI, the BlackRock Managed Volatility V.I. Fund may utilize any one or more of the industry classifications or sub-classifications used by one or more other widely recognized market indexes or rating group indexes, one or more third party providers of industry classifications, and/or as defined by Fund Management. Currently, for industry classifications or sub-classifications not provided by MSCI, the BlackRock Managed Volatility V.I. Fund use the classifications of Barclays PLC.

[3]	In the case of the BlackRock Managed Volatility V.I. Fund, investments in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.

Under the Acquiring Funds’ non-fundamental investment restrictions, which may be changed by the Acquiring Board without shareholder approval, none of the Acquiring Funds (unless noted otherwise below) may:

a.	Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

b.	Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

HIMCO VIT Index Fund and HIMCO VIT Portfolio Diversifier Fund (Target Funds)

Each Target Fund:

1.	will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2.	will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry;

3.	will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4.	will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

5.	will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

6.	will not purchase or sell commodities or commodities contracts, except that a Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

The following restrictions are designated as non-fundamental and may be changed by the Target Board without the approval of shareholders.

Each Target Fund may not:

1.	Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.

2.	Purchase securities on margin except to the extent permitted by applicable law.

3.	Purchase securities while outstanding borrowings exceed 5% of the Fund’s total assets, except where the borrowing is for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.

4.	Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as they may be amended from time to time, and applicable law.

5.	Invest more than 15% of the Fund’s net assets in illiquid securities.

Non-Fundamental Tax Restrictions of the Target Funds:

Each Target Fund must:

1.	Maintain its assets so that, at the close of each quarter of its taxable year,

(a)	at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans) limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and

(b)	no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board of Trustees to the extent appropriate in light of changes to applicable tax law requirements.

2.	Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

(a)	no more than 55% of the value of the assets in the Fund is represented by any one investment,

(b)	no more than 70% of the value of the assets in the Fund is represented by any two investments,

(c)	no more than 80% of the value of the assets in the Fund is represented by any three investments, and

(d)	no more than 90% of the value of the total assets of the Fund is represented by any four investments. In determining whether the above diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [                ] day of [                ], 201[    ], by and between BlackRock Variable Series Funds, Inc., a registered investment company and a Maryland corporation (the “Acquiring Corporation”), individually and with respect to [                ], a separate series of the Acquiring Corporation (the “Acquiring Fund”), HIMCO Variable Insurance Trust, a registered investment company and a Delaware statutory trust (the “Selling Trust”), individually and with respect to [                ], a separate series of the Selling Trust (the “Target Fund”), and, solely for purposes of ARTICLES IX and X and Sections 5.1 and 13.2 of this Agreement, BlackRock Advisors, LLC (“BlackRock”) and solely for purposes of ARTICLES II, IX and X and Sections 5.1, 5.11, 5.14, 10.3 and 13.2 of this Agreement, Hartford Investment Management Company (“Hartford”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer and delivery of substantially all of the assets of the Target Fund (referred to herein as the “assets of the Target Fund”) to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund’s Stated Liabilities (as defined in paragraph 1.3) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Corporation; the Target Fund is a separate series of the Selling Trust; the Acquiring Corporation and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”); and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund [is permitted to invest] [has historically invested];

WHEREAS, each of the Acquiring Fund and the Target Fund is properly treated as a “regulated investment company” under Subchapter M of the Code (a “RIC”);

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Directors of the Acquiring Corporation (the “BlackRock Board,” with the members of the BlackRock Board referred to individually as the “BlackRock Directors”), including a majority of the BlackRock Directors who are not “interested persons,” as defined by the 1940 Act, of the Acquiring Corporation, on behalf of the Acquiring Fund, has determined that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the Selling Trust (the “Hartford Board,” with the members of the Hartford Board referred to individually as the “Hartford Trustees”), including a majority of the Hartford Trustees who are not “interested persons,” as defined by the 1940 Act, of the Selling Trust, on behalf of the Target Fund, has determined that the Reorganization is in the best interests of the Target Fund.

NOW, THEREFORE, in consideration of the above recitals and premises and of the covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF TARGET FUND

STATED LIABILITIES; AND LIQUIDATION OF THE TARGET FUND

1.1. THE EXCHANGE. Subject to the requisite approval of the Target Fund Shareholders (as defined below) and the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer substantially all of the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever except those liens, encumbrances and claims as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund. In exchange, the Acquiring Fund agrees: (a) to deliver to the Target Fund the number of full and fractional shares of each class of the Acquiring Fund, determined by multiplying the outstanding shares of the corresponding class of Target Fund shares (as set forth below) by the ratio computed by dividing: (i) the net asset value of one Target Fund Share of such class, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Target Fund as follows: [                .]

1.2. ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets owned by the Selling Trust associated with the Target Fund, including, without limitation, all rights, cash, securities, commodities, interests in futures, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, all books and records belonging to the Selling Trust associated with the Target Fund that are required to be maintained under the 1940 Act and the rules and regulations thereunder, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.8 (the “Assets”).

The Target Fund shall, [ten (10)] days prior to the Closing Date, furnish the Acquiring Fund with: (a) a list of the Target Fund’s portfolio securities and other investments; and (b) a list of the Target Fund’s “historic business assets,” which are defined for this purpose: as (i) those assets, including portfolio securities and other investments, held by the Target Fund as of the date of the approval of the Reorganization by the Hartford Board on behalf of the Target Fund; and (ii) those assets, including portfolio securities and other investments, that were acquired subsequent to such board approval and held by the Target Fund as of [twelve (12)] days prior to the Closing Date, but in accordance with the Target Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund shall, within [three (3)] days prior to the Closing Date, furnish the Target Fund with a list of the securities and other instruments, if any, on the Target Fund’s list referred to in subclauses (a) and (b) of this paragraph 1.2 that the Acquiring Fund would not be permitted to hold (i) under its investment objectives, policies and restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Assets to the Acquiring Fund. If requested by the Acquiring Fund, the Target Fund shall dispose of securities and other instruments on such list of the Acquiring Fund’s before the Closing Date to the extent such request to dispose of securities and other instruments is: (i) consistent with the investment objectives, policies and strategies of the Target Fund; (ii) consistent with fulfilling Hartford’s fiduciary obligations as an investment adviser; (iii) in the best interest of Target Fund as determined by Hartford in its sole discretion; and (iv) otherwise consistent with federal securities and other laws and regulations. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, shall dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date to the extent such request to dispose of securities and other instruments is: (i) consistent with the investment objectives, policies and strategies of the Target Fund; (ii) consistent with fulfilling Hartford’s fiduciary obligations as an investment adviser; (iii) in the best interest of Target Fund as determined by Hartford in its sole discretion; and (iv) otherwise consistent with federal securities and other laws and regulations. The Acquiring Fund shall provide Hartford and the Target Fund with information relating to the Acquiring Fund’s portfolios holdings such that the Target Fund may comply with the Acquiring Fund’s request. After the Target Fund furnishes the Acquiring Fund with the lists described in subclauses (a) and (b) of this paragraph 1.2, the Target Fund shall not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration the Acquiring Fund’s own portfolio composition as of such date). Notwithstanding the foregoing: (A) nothing herein shall require the Target Fund to dispose of or purchase any portfolio, securities or other investments, if, in the reasonable judgment of the Hartford Board, on behalf of the Target Fund, or its investment adviser, such acquisition or disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund; and (B) nothing herein shall permit the Target Fund to dispose of or purchase any portfolio securities or other investments if, in the reasonable judgment of the BlackRock Board or its investment adviser, such acquisition or disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund.

1.3. LIABILITIES TO BE ASSUMED. The Target Fund shall endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2, except for the Target Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund whether absolute or contingent, known or unknown, accrued or unaccrued. If prior to the Closing Date, the Acquiring Corporation identifies a Stated Liability that the Acquiring Corporation and the Selling Trust, on behalf of the Target Fund, mutually agree should not be assumed by the Acquiring Corporation, such Stated Liability shall be excluded from the definition of Stated Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Corporation and the Selling Trust at the Closing (the “Excluded Liabilities”).

1.4. STATE FILINGS. Prior to the Closing Date, (i) the Selling Trust shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made by the Selling Trust or the Target Fund prior to the Closing Date; and (ii) Acquiring Corporation shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made by the Acquiring Corporation or the Acquiring Fund prior to the Closing Date, including, but not limited to, any filings necessary for the issuance of Acquired Fund Shares..

1.5. LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund in connection with the Reorganization. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund shall thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the names of the

Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of Target Fund shares. All issued and outstanding shares of the Target Fund shall, simultaneously with the liquidation, be cancelled on the books of the Target Fund and shall be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6. OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares shall be shown on the books of the Acquiring Fund’s transfer agent.

1.7. TRANSFER TAXES. Any transfer taxes payable upon the issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8. REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Trust, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “SEC”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, or the Selling Trust on behalf of the Target Fund. The Target Fund shall file such regulatory reports, tax returns or other documents on a timely basis up to and including the Closing Date and such later date on which the Target Fund’s existence is terminated.

1.9. TERMINATION AND DISSOLUTION. The Target Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the Selling Trust’s governing documents, the laws of the State of Delaware and the federal securities laws.

1.10. BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11. ACTION BY TRUSTS. The Selling Trust shall take all actions expressed herein as being the obligations of the Target Fund on behalf of the Target Fund, and the Acquiring Corporation shall take all actions expressed herein as being the obligations of the Acquiring Fund on behalf of the Acquiring Fund.

ARTICLE II

VALUATION

2.1. VALUATION OF TARGET FUND SHARES. The net asset value per share of each class of the Target Fund shares shall be the net asset value per share for the class computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Date”), after the declaration and payment of the dividends and/or other distributions pursuant to paragraph 7.8, in accordance with the Acquiring Fund’s valuation procedures described in the then-current prospectus and statement of additional information of the Acquiring Fund or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2. VALUATION OF ACQUIRING FUND SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed on the Valuation Date, in accordance with the Acquiring Fund’s valuation procedures described in the then-current prospectus and statement of additional information of the Acquiring Fund or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3. SHARES TO BE ISSUED. The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Fund’s assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4. DIFFERENCES IN VALUATION PROCEDURES. The Selling Trust and the Acquiring Corporation agree to use all commercially reasonable efforts to resolve prior to the Valuation Date any material pricing differences between the prices of portfolio securities determined in accordance with the Target Fund’s valuation procedures and those determined in accordance with the Acquiring Fund’s valuation procedures. In the event that there are material pricing differences between the prices of portfolio securities determined in accordance with the Target Fund’s valuation procedures and those determined in accordance with the Acquiring Fund’s valuation procedures, and the use of the Acquiring Fund’s valuation procedures will result in a decrease in the aggregate net asset value of Acquiring Fund Shares to be credited to Target Fund Shareholders, Hartford shall contribute a sufficient dollar amount to offset such difference.

ARTICLE III

CLOSING AND CLOSING DATE

3.1. CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on or about April 23, 2018 or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2. CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian, State Street Bank and Trust Company (the “Custodian”), to deliver to the Acquiring Corporation, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, JPMorgan Chase Bank, N.A., for examination no later than five (5) business days preceding the Closing Date and shall be transferred and delivered by the Target Fund as of the Closing Date to the custodian for the Acquiring Fund for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3. EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of either an appropriate officer of the Acquiring Corporation or an appropriate officer of the Selling Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or of the Target Fund is impracticable, the Valuation Date and the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as may be mutually agreed in writing by an authorized officer of each party.

3.4. TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, State Street Bank and Trust Company (the “Transfer Agent”), to deliver to the Acquiring Corporation, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders as of the Valuation Date, and the class, number and percentage ownership (to four decimal places) of outstanding shares owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5. DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6. FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Acquiring Fund of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1. REPRESENTATIONS OF THE SELLING TRUST ON ITS BEHALF AND ON BEHALF OF THE TARGET FUND.

The Selling Trust, individually and on behalf of the Target Fund, represents and warrants to the Acquiring Corporation, on behalf of the Acquiring Fund, as follows:

(a) The Selling Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Target Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Selling Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act, and the registration of each class of Target Fund shares under the Securities Act of 1933, as amended (the “1933 Act”), are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending, or, to the knowledge of the Selling Trust, threatened. The Selling Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the Acquiring Corporation and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”) as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and shall conform, as it relates to the Selling Trust and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and shall not include, as it relates to the Selling Trust and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.1(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Corporation and the Acquiring Fund furnished to the Selling Trust by the Acquiring Corporation, the Acquiring Fund or the Acquiring Corporation’s agents, including its counsel. Any written information furnished by the Selling Trust with respect to the Selling Trust and the Target Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) Neither the Selling Trust nor the Target Fund is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Trust individually and on behalf of the Target Fund shall not result in the violation of, Delaware law or any provision of the Selling Trust’s charter documents, or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust (with respect to the Target Fund) or the Target Fund is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Target Fund is a party or by which it is bound.

(f) There are no material contracts outstanding to which the Target Fund is a party, other than as disclosed in the currently effective registration statement for the Target Fund or in the Registration Statement. Neither the Selling Trust nor the Target Fund has any material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged on or prior to the Closing Date or reflected as Stated Liabilities.

(g) No litigation, claims, actions, suits, proceedings or investigation of or before any court or governmental body is pending or to the Selling Trust’s knowledge threatened against the Target Fund or any of its properties or its Assets which, if adversely determined, would materially and adversely affect the Selling Trust or the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. Neither the Selling Trust nor the Target Fund knows of any facts that might form the basis for the institution of such proceedings and neither is a party to nor subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund as of [                ] and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States

of America (“GAAP”) consistently applied and have been audited by [                ], and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly, in all material respects, reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Selling Trust, no such disclosure will be required as of the Closing Date.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund as of [                ], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since [                ] there has not been (i) any pending or to the knowledge of the Selling Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Selling Trust’s organizational documents in a manner materially affecting the Target Fund; (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable; and (vii) any agreement or commitment to do any of the foregoing.

(k) As of the date hereof and at the Closing Date, all federal income and other material tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or shall be correct in all material respects as of the time they were filed, and all material federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns. The Target Fund has not been informed in writing by any jurisdiction that the jurisdiction believes that the Target Fund was required to file any tax return that was not filed, and the Target Fund does not know of any basis upon which a jurisdiction could assert such a position. The Target Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of taxes.

(l) The Selling Trust has an unlimited number of authorized shares of beneficial interest of which, as of [                ], 201[    ], there were outstanding [                ] shares of the Target Fund, and no shares of the Target Fund were held in the treasury of the Selling Trust. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date shall be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund shall, at the Valuation Date, be held by the persons and in the amounts set forth in the records of the Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Selling Trust, on behalf of the Target Fund, shall have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien, encumbrance or other claim whatsoever, except those liens, encumbrances or claims as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund; and upon delivery of the Assets and the filing of any documents that may be required under Delaware state law the Acquiring Corporation, on behalf of the Acquiring Fund, shall acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the requisite approval of this Agreement by the Target Fund shareholders as of the shareholder meeting record date, the Selling Trust, individually and on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Hartford Trustees, on behalf of the Target Fund. This Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other trust action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Selling Trust and the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that may be necessary in connection with the transactions contemplated herein is and shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and shall continue to qualify as a RIC under the Code for its taxable year through the Closing Date; has satisfied the diversification requirements of Section 817(h) of the Code and Treasury Regulations thereunder for each quarter since its first taxable year; and has satisfied the distribution requirements imposed by the Code for qualification as a RIC for each of its taxable years. The Target Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any failure to take any action which action or failure could cause the Target Fund to fail to qualify as a RIC under the Code. The Target Fund does not and will not have any tax liability under the Code for any period ending on or before the Closing Date. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund. All dividends paid by the Target Fund at any time prior to the Closing Date have qualified or will qualify for the deduction for dividends paid as defined in Section 561 of the Code.

(q) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Fund Shareholders as described in paragraph 4.1(r) or consents or notices required by the terms of any portfolio securities of a Target Fund that are being transferred is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) The officers of the Selling Trust, on behalf of the Target Fund, will call a special meeting of Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled at such date that the parties may agree to in writing and will comply with all applicable laws and regulations.

(s) Except where the shareholder of record is a dealer in securities required to register under the laws of the United States, the Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

(t) Prior to the valuation of the Assets as of the Valuation Date, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Date, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

(u) There have been no miscalculations of the net asset value of the Target Fund or the net asset value per share of any class of shares of the Target Fund during the twelve-month period preceding the date hereof that have not been remedied in accordance with industry practice that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(v) The Selling Trust has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder, and such books and records are true and correct in all material respects, and copies (electronic or otherwise) will be provided to the Acquiring Fund on or about the Closing Date.

(w) The Selling Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund.

(x) The Selling Trust and the Target Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

(y) The Target Fund does not have any unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates.

(z) The Selling Trust represents that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than as contemplated by this Agreement.

4.2. REPRESENTATIONS OF THE ACQUIRING CORPORATION ON ITS BEHALF AND ON BEHALF OF THE ACQUIRING FUND. The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Selling Trust, on behalf of the Target Fund, as follows:

(a) The Acquiring Corporation is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Acquiring Fund is a legally designated, separate series of the Acquiring Corporation. The Acquiring Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Corporation. The Acquiring Corporation, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Corporation.

(b) The Acquiring Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, are in full force and effect and will be in full force and effect as of the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Corporation, threatened. The Acquiring Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and shall conform, as it relates to the Acquiring Corporation and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and shall not include, as it relates to the Acquiring Corporation and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Trust and the Target Fund furnished to the Acquiring Corporation by the Selling Trust or the Target Fund. Any written information furnished by the Acquiring Corporation with respect to the Acquiring Corporation and the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) Neither the Acquiring Corporation nor the Acquiring Fund is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Corporation, individually and on behalf of the Acquiring Fund, shall not result in the violation of Maryland law or any provision of the Acquiring Corporation’s charter documents or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Corporation (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by the Acquiring Corporation on behalf of the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Corporation or the Acquiring Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body is pending or to the Acquiring Corporation’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Corporation’s or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. Neither the Acquiring Corporation nor the Acquiring Fund know of any facts that might form the basis for the institution of such proceedings and neither is a party to nor subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund for the fiscal year ended [                ], 201[    ], have been prepared in accordance with GAAP consistently applied and have been audited by [                ], and such statements (true and complete copies of which have been furnished to the Target Fund) fairly, in all material respects, reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquiring Fund has been disclosed or is required to be disclosed in the Acquiring Fund’s reports on Form N-CSR and, to the knowledge of the Acquiring Corporation, no such disclosure will be required as of the Closing Date.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of [                ], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since [                ], there has not been (i) any pending or to the knowledge of the Acquiring Corporation threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable; and (vii) any agreement or commitment to do any of the foregoing.

(j) As of the date hereof and at the Closing Date, all federal income and other material tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or shall be correct in all material respects as of the time they were filed, and all material federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns. The Acquiring Fund has not been informed in writing by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any tax return that was not filed, and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position. The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of taxes.

(k) The Acquiring Corporation has 14,310,000,000 authorized shares of capital stock, with a par value of $0.10 per share, of which, as of [                ], 201[    ], there were outstanding [                ] shares of the Acquiring Fund, [and no shares of the Acquiring Fund were held in the treasury of the Acquiring Corporation]. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date shall be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, the Acquiring Corporation, on behalf of the Acquiring Fund, shall have good and marketable title to all of its assets and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien, encumbrance or other claim whatsoever, except those liens, encumbrances or claims as to which the Target Fund has received notice at or prior to the Closing Date and which have been taken into account in the net asset value of the Acquiring Fund.

(m) The Acquiring Corporation, individually and on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the BlackRock Board, on behalf of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

(o) The information to be furnished by the Acquiring Corporation and the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that may be necessary in connection with the transactions contemplated herein is and shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and thereafter; has satisfied the diversification requirement of Section 817(h) of the Code and Treasury Regulations thereunder for each quarter since its first taxable year and has satisfied the distribution requirements imposed by the Code for qualification as a RIC for each of its taxable years and shall continue to satisfy them.

(q) Except for the Registration Statement effectiveness, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Corporation, on behalf of the Acquiring Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund is required for the consummation by the Acquiring Corporation, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING CORPORATION, ACQUIRING FUND,

SELLING TRUST, TARGET FUND AND HARTFORD

5.1. OPERATION IN ORDINARY COURSE. Subject to paragraph 7.8, each of the Acquiring Fund and the Target Fund shall operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. In order to facilitate the transfer of Assets at the Closing Date, BlackRock may request in writing that Hartford use commercially reasonable efforts, subject to Hartford’s fiduciary duty, to limit or cease portfolio trading on behalf of the Target Fund for a period of up to [three] business days prior to the Valuation Date. Hartford agrees that it will accommodate such requests to the extent such trading restrictions are: (i) consistent with the investment objectives, policies and strategies of the Target Fund; (ii) consistent with fulfilling its fiduciary obligations as an investment adviser; (iii) in the best interest of Target Fund as determined by Hartford in its sole discretion; and (iv) otherwise consistent with federal securities and other laws and regulations. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2. STATEMENT OF ASSETS AND STATED LIABILITIES. The Target Fund shall prepare and deliver to the Acquiring Fund five (5) business days prior to the Closing Date a statement of the Assets and Stated Liabilities of the Selling Trust associated with the Target Fund as of such date for review and agreement by the parties to determine that the Assets and Stated Liabilities of the Selling Trust associated with the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund shall deliver at the Closing (1) an updated statement of Assets and Stated Liabilities of the Selling Trust associated with the Target Fund and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its Assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Selling Trust. On the Closing Date, the Acquiring Corporation, on behalf of the Acquiring Fund, shall execute and deliver to the Selling Trust an assumption of liabilities certificate dated as of the Closing Date pursuant to which the Acquiring Fund assumes all of the Stated Liabilities of the Target Fund existing at the Closing Date.

5.3. ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund’s officers and agents all books and records related to the Assets and Stated Liabilities of the Target Fund to be acquired by the Acquiring Fund.

5.4. ADDITIONAL INFORMATION. The Selling Trust and the Target Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5. CONTRACT TERMINATION. The Selling Trust, on behalf of the Target Fund, shall terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities, and the Acquiring Corporation shall have received written assurances from the Selling Trust that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

5.6. FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund shall take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Target Fund covenants that it shall, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and shall take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7. STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which shall be certified by the Treasurer of the Selling Trust.

5.8. UNAUDITED FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements shall represent fairly the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with GAAP applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

5.9. PREPARATION OF REGISTRATION STATEMENT. The Acquiring Corporation, on behalf of the Acquiring Fund, shall prepare and file with the SEC the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. At the time the Registration Statement becomes effective, at the time of the Target Fund Shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party shall provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Corporation, the Acquiring Fund, the Selling Trust nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund, the Selling Trust and Target Fund shall take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP, special United States federal income tax counsel to the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Dechert LLP).

5.11. REASONABLE BEST EFFORTS. Each of the Acquiring Fund, the Selling Trust, the Target Fund and, with respect to Section 7.13, Hartford shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12. AUTHORIZATIONS. The Acquiring Corporation on behalf of the Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.13. PROXY. The Selling Trust, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Proxy Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

5.14. TAIL INSURANCE. For the period beginning at the Closing Date and ending not less than six years thereafter, Hartford, its successor or assigns shall provide, or cause to be provided, liability coverage reasonably acceptable to the Hartford Board applicable to both former and current trustees and officers of the Selling Trust, covering the actions of such trustees and officers of the Selling Trust for the period they served as such with respect to matters related to the Target Fund.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING TRUST ON BEHALF OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Corporation and the Acquiring Fund of all the obligations to be performed by the Acquiring Corporation and the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1. All representations, covenants and warranties of the Acquiring Corporation, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct as of the Closing Date. The Target Fund shall have received a certificate signed on behalf of the Acquiring Fund by an appropriate officer of the Acquiring Corporation to that effect.

6.2. The Acquiring Fund shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date. The Target Fund shall have received a certificate signed on behalf of the Acquiring Fund by an appropriate officer of the Acquiring Corporation to that effect.

6.3. This Agreement and the transactions contemplated thereby shall have been duly considered and approved by the requisite vote of the BlackRock Board in accordance with the provisions of its charter documents and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Target Fund.

6.4. No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect, and no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization.

6.5. The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

6.6. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties to this Agreement, no investigation or proceeding by the SEC for that purpose shall have been instituted or be pending, threatened or contemplated.

6.7. The Selling Trust shall have received on the Closing Date an opinion of [                ], dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Corporation is registered as an open-end management investment company under the 1940 Act and the Acquiring Fund is a series thereof.

(b) Neither the execution, delivery or performance by the Acquiring Corporation of this Agreement nor the compliance by the Acquiring Corporation with the terms and provisions hereof will contravene any provision of any applicable federal law of the United States of America.

(c) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Corporation or the enforceability of this Agreement against the Acquiring Corporation.

In giving their opinion, [                ] may state that they are relying on the opinion of [                ] as to matters of [                ] law.

6.8. The Selling Trust shall have received on the Closing Date an opinion of [    ], as special [                ]counsel to the Acquiring Corporation, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Corporation is a corporation validly existing under the applicable laws of the State of Maryland.

(b) The Acquiring Corporation, on behalf of itself and the Acquiring Fund, has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the applicable laws of the State of Maryland. The execution and delivery of this Agreement and the consummation by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Acquiring Corporation, on behalf of itself and the Acquiring Fund, under the applicable laws of the State of Maryland.

(c) This Agreement has been duly executed and delivered by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, under the applicable laws of the State of Maryland and assuming this Agreement is a valid and binding obligation of the Selling Trust, on behalf of itself and the Target Fund, constitutes the valid and binding obligation of the Acquiring Corporation, on behalf of itself and the Acquiring Fund, enforceable against the Acquiring Corporation and the Acquiring Fund in accordance with its terms under the applicable laws of the State of Maryland.

(d) The execution and delivery by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, of this Agreement and the performance by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, of its obligations under this Agreement will not violate the charter documents of the Acquiring Corporation.

(e) Neither the execution, delivery or performance by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, of this Agreement nor the compliance by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, with the terms and provisions hereof will violate any provision of any applicable law of the State of Maryland.

(f) To the best of such counsel’s knowledge, no Maryland governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Corporation, on behalf of itself and the Acquiring Fund, or the enforceability of this Agreement against the Acquiring Corporation, except such as may be required under Maryland state securities laws.

(g) The Acquiring Fund Shares being issued pursuant to this Agreement have been duly authorized by the Acquiring Corporation and upon issuance thereof in accordance with this Agreement, will be validly issued and fully paid.

6.9. The shareholders of the Target Fund have approved this Agreement in the manner specified in the Combined Prospectus/Proxy Statement included in the Registration Statement.

6.10. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund from those described in the Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Trust and the Target Fund of all the obligations to be performed by the Selling Trust and the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1. All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Target Fund contained in this Agreement shall be true and correct as of the Closing Date. The Acquiring Fund shall have received a certificate signed on behalf of the Target Fund by an appropriate officer of the Selling Trust to that effect.

7.2. The Target Fund shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date. The Acquiring Fund shall have received a certificate signed on behalf of the Target Fund by an appropriate officer of the Selling Trust to that effect.

7.3. This Agreement and the transactions contemplated hereby shall have been duly considered and approved by the Hartford Board and the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of its charter documents and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

7.4. No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect, and no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization.

7.5. The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

7.6. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties to this Agreement, no investigation or proceeding by the SEC for that purpose shall have been instituted or be pending, threatened or contemplated.

7.7. The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the assets and Stated Liabilities of the Selling Trust associated with the Target Fund, in accordance with paragraph 5.2, and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Selling Trust.

7.8. Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Valuation Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income and net tax exempt income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.9. The Acquiring Corporation shall have received on the Closing Date an opinion from Dechert LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Corporation, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Selling Trust is a statutory trust validly existing in good standing under the applicable laws of the State of Delaware.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act and the Target Fund is a series thereof.

(c) The Selling Trust, on behalf of itself and the Target Fund, has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the applicable laws of the State of Delaware. The execution and delivery of this Agreement and the consummation by the Selling Trust, on behalf of itself and the Target Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Selling Trust, on behalf of itself and the Target Fund, under the applicable laws of the State of Delaware.

(d) This Agreement has been duly executed and delivered by the Selling Trust, on behalf of itself and the Target Fund, under the applicable laws of the State of Delaware and, assuming this Agreement is a valid and binding obligation of the Acquiring Corporation and the Acquiring Fund, constitutes the valid and binding obligation of the Selling Trust and the Target Fund, enforceable against the Selling Trust and the Target Fund in accordance with its terms under the applicable laws of the State of Delaware.

(e) The execution and delivery by the Selling Trust of this Agreement and the performance by the Selling Trust, on behalf of itself and the Target Fund, of its obligations under this Agreement do not violate the charter documents of the Selling Trust.

(f) Neither the execution, delivery or performance by the Selling Trust, on behalf of itself and the Target Fund, of this Agreement nor the compliance by the Selling Trust, on behalf of itself and the Target Fund, with the terms and provisions hereof will violate any provision of any applicable law of the State of Delaware or any applicable federal law of the United States of America.

(g) To the knowledge of such counsel (as to which such counsel may rely exclusively on a certificate of an officer of the Selling Trust), no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Selling Trust, on behalf of itself and the Target Fund, or the enforceability of this Agreement against the Selling Trust or the Target Fund except such as may be required under Delaware state securities laws.

In giving their opinion, Dechert LLP may state that they are relying on the opinion of [                ] as to matters of Delaware law.

7.10. The Selling Trust shall have duly executed and delivered to the Acquiring Corporation, on behalf of the Target Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Corporation’s transfer agent as the Acquiring Corporation may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the rights, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

7.11. The Acquiring Corporation shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the custodian of the Acquiring Fund, stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Transfer Agent confirming that the Transfer Agent on behalf of the Target Fund has delivered its records containing the names and addresses of the record holders of the Target Fund’s shares and the number and percentage of ownership of the Target Fund owned by each such holder as of the Valuation Date; (iv) a statement of the respective tax basis of all investments to be transferred by the Target Fund to the Acquiring Fund; and (v) the tax books and records of the Target Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

7.12. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is currently contractually obligated to pay for services provided to the Target Fund from those described in the Registration Statement.

7.13. As of the Closing Date, there shall be no qualified retirement plans directly invested in the Target Fund.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquiring Fund or the Target Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Acquiring Corporation and the Selling Trust shall have received an opinion of Dechert LLP, special United States federal income tax counsel to the Acquiring Fund, dated on the Closing Date satisfactory to both parties substantially to the effect that, based on certain facts, assumptions and representations of the parties and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, for U.S. federal income tax purposes:

(a) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for the assumption of the Stated Liabilities of the Target Fund and issuance of Acquiring Fund Shares;

(c) Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Target Fund’s Stated Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund shares, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) Under Section 354 of the Code, no gain or loss will be recognized by any Target Fund Shareholder upon the exchange of its Target Fund shares solely for Acquiring Fund Shares;

(e) Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such Target Fund Shareholder immediately prior to the Reorganization. Under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the time of the Reorganization;

(f) Under Section 362(b) of the Code, the tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately prior to the Reorganization, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund. Under Section 1223(2) of the Code, the holding period of the Assets of the Target Fund in the hands of the Target Fund will include the period during which those Assets were held by the Selling Trust on behalf of the Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to the Acquiring Fund); and

(g) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as Dechert LLP may reasonably request, and each of the Acquiring Corporation, the Acquiring Fund, the Selling Trust and the Target Fund shall cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Corporation, the Acquiring Fund, the Selling Trust nor the Target Fund may waive the condition set forth in this paragraph 8.1.

ARTICLE IX

EXPENSES

Each of Hartford and its affiliates, and BlackRock and its affiliates, shall bear the direct and indirect expenses and the reasonable out-of-pocket costs incurred by the parties to this Agreement in connection with the Reorganization contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs and expenses, including legal fees and expenses of the Hartford Board and the BlackRock Board, incurred by the parties hereto in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statement and the solicitation of the related proxies for the Target Fund. Such expenses will be allocated among BlackRock and Hartford as agreed to by them. Notwithstanding anything to the contrary in this Agreement, each of the Target Fund and the Acquiring Fund will bear its respective brokerage expenses and portfolio transaction costs in connection with the implementation of this Agreement and the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES; INDEMNIFICATION

10.1. The Selling Trust, on behalf of the Target Fund, and the Acquiring Corporation, on behalf of the Acquiring Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein except that covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

10.3. From and after the Closing Date, Hartford, on behalf of the Target Fund (for purposes of this Section 10, an “Indemnitor”), shall indemnify, defend and hold harmless BlackRock, the Acquiring Corporation (including its current and former officers and directors), the Acquiring Fund and their affiliates (each a “BlackRock Indemnified Party”) from and against any existing or future claims, liabilities or expenses, including reasonable attorneys’ fees, that such persons may incur, suffer, sustain or become subject to, arising from, based on or resulting from or constituting any breach or non-fulfillment of any representation, warranty, covenant, agreement or obligation of the Selling Trust or the Target Fund under this Agreement or any other document delivered pursuant to this Agreement; provided, however, that no BlackRock Indemnified Party shall be indemnified hereunder against any losses arising directly from such BlackRock Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such BlackRock Indemnified Party’s position.

10.4. From and after the Closing Date, the Acquiring Fund (for purposes of this Section 10, an “Indemnitor”) shall indemnify, defend and hold harmless Hartford, the Selling Trust (including its current and former officers and trustees), the Target Fund and their affiliates (each, a “Hartford Indemnified Party” and together with a BlackRock Indemnified Party, an “Indemnified Party”) from and against any existing or future claims, liabilities or expenses, including reasonable attorneys’ fees, that such persons may incur, suffer, sustain or become subject to, arising from, based on or resulting from or constituting any breach or non-fulfillment of any representation, warranty, covenant, agreement or obligation of BlackRock, the Acquiring Corporation or the Acquiring Fund under this Agreement or any other document delivered pursuant to this Agreement; provided, however, that no Hartford Indemnified Party shall be indemnified hereunder against any losses arising directly from such Hartford Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Hartford Indemnified Party’s position.

10.5. The Indemnified Party shall use its best efforts to minimize any liabilities, claims and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of thirty (30) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after thirty (30) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the

Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

ARTICLE XI

TERMINATION

11.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the BlackRock Board or the Hartford Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with this Agreement inadvisable with respect to the Acquiring Fund or the Target Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a) by the written consent of each of the parties;

(b) by the Selling Trust (i) following a breach by the Acquiring Corporation of any of its representations, warranties or covenants contained in this Agreement, provided that the Acquiring Corporation shall have been given a period of 30 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the Selling Trust is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Acquiring Corporation or the Acquiring Fund;

(c) by the Acquiring Corporation (i) following a breach by the Selling Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Selling Trust shall have been given a period of 30 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the Acquiring Corporation is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Selling Trust or the Target Fund;

(d) by either the Acquiring Corporation or the Selling Trust if: (i) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or (ii) there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any governmental entity which would make consummation of the transactions contemplated hereby illegal; or a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days;

(e) by either the Acquiring Corporation or the Selling Trust if the Closing shall not have been consummated by [ ], 2018, provided the right to terminate this Agreement under this paragraph 11.1(e) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date; or

(f) by either the Acquiring Corporation or the Selling Trust due to a condition herein expressed to be precedent to the obligations of the terminating party or both the parties has not been met if it reasonably appears that it will not or cannot be met.

11.2. If a party terminates this Agreement in accordance with this Article XI, other than a termination under (b), (c), (d), (e) or (f) in connection with a willful default, there shall be no liability for damages on the part of any party or the current or former trustees, directors or officers of such party. In the event of termination in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive. The parties agree that, in the event of any termination of this Agreement there shall be no liability, for damages or otherwise, on the part of the Hartford Trustees or the BlackRock Directors, notwithstanding the first two sentences of this paragraph 11.2.

11.3. No waiver shall be binding on a party unless it is in writing and signed by an authorized officer of the party against whom enforcement is being sought. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Notwithstanding anything to the contrary in this Agreement, paragraph 8.1 may not be waived by a party.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented by a written instrument in such manner as may be deemed necessary or advisable by both the authorized officers of the applicable parties; provided, however, that, following the meeting of the Target Fund Shareholders called by the Selling Trust pursuant to paragraph [4.1(r)] of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

PUBLICITY/CONFIDENTIALITY

13.1. Publicity. The parties shall cooperate on determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

13.2. Confidentiality. (a) The Selling Trust, the Acquiring Corporation, Hartford and BlackRock (for purposes of this paragraph 13.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Selling Trust, the Acquiring Corporation, Hartford and BlackRock agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the Selling Trust, on behalf of itself and the Target Fund, hereunder shall not be binding upon any of the current or former trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the property of the Selling Trust associated with the Target Fund, as provided in the charter documents of the Selling Trust. Moreover, no series of the Selling Trust other than the Target Fund shall be responsible for the obligations of the Selling Trust and the Target Fund hereunder, and all persons shall look only to the Assets of the Target Fund to satisfy the obligations of the Selling Trust, on behalf of itself and the Target Fund, hereunder. The execution and delivery of this Agreement have been authorized by the Hartford Board with respect to the Selling Trust and the Target Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by the Hartford Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Selling Trust associated with the Target Fund as provided in the Selling Trust’s charter documents.

14.6. It is expressly agreed that the obligations of the Acquiring Corporation, on behalf of itself and the Acquiring Fund, hereunder shall not be binding upon any of the current or former directors, shareholders, nominees, officers, agents or employees of the Acquiring Corporation personally, but shall bind only the property of the Acquiring Corporation associated with the Acquiring Fund, as provided in the charter documents of the Acquiring Corporation. Moreover, no series of the Acquiring Corporation other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Corporation and the Acquiring Fund hereunder, and all persons shall look only to the assets of the Acquiring Corporation associated with the Acquiring Fund to satisfy the obligations of the Acquiring Corporation, on behalf of itself and the Acquiring Fund, hereunder. The execution and delivery of this Agreement have been authorized by the BlackRock Board with respect to the Acquiring Corporation and the Acquiring Fund hereunder, and signed by authorized officers of the Acquiring Corporation, acting as such. Neither the authorization by the BlackRock Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Corporation associated with the Acquiring Fund as provided in the Acquiring Corporation’s charter documents.

ARTICLE XV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Acquiring Corporation and Acquiring Fund, [40 East 52nd Street, New York, New York, 10022, Attention: General Counsel], or to the Selling Trust or the Target Fund, [                ] Attention: [                ] or to any other address that the Acquiring Fund, the Selling Trust or the Target Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

[ ], INDIVIDUALLY AND ON BEHALF OF ITS SERIES [ ]

By:
Name
Title:

[ ], INDIVIDUALLY AND ON BEHALF OF ITS SERIES [ ]

By:
Name
Title:

Solely with respect to ARTICLES IX and X and Sections 5.1 and 13.2 BLACKROCK ADVISORS, LLC

By:
Name
Title:

Solely with respect to ARTICLES II, IX and X and Sections 5.1, 5.11, 5.14, 10.3 and 13.2 [Hartford]

By:
Name
Title:

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock S&P 500 Index V.I. Fund

BlackRock Managed Volatility V.I. Fund

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT Index Fund

HIMCO VIT Portfolio Diversifier Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

The date of this Statement of Additional Information is February [●], 2018

This Statement of Additional Information (the “SAI”) relates to the proposed reorganizations (each, a “Reorganization”) of the HIMCO VIT Index Fund and the HIMCO VIT Portfolio Diversifier (each, a “Target Fund” and collectively, the “Target Funds”), each a series of HIMCO Variable Insurance Trust (the “Target Trust”), into the BlackRock S&P 500 Index V.I. Fund and the BlackRock Managed Volatility V.I. Fund (each, an “Acquiring Fund” and collectively, the “Acquiring Funds” and together with the Target Funds, the “Funds”), each a series of BlackRock Variable Series Funds, Inc. (the “Acquiring Corporation”), respectively. Each Acquiring Fund, following completion of the applicable Reorganization, may be referred to as a “Combined Fund.”

This SAI contains information that may be of interest to shareholders of each Target Fund relating to the applicable Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated February [●], 2018 (the “Combined Prospectus/Proxy Statement”).

As described in the Combined Prospectus/Proxy Statement, each Reorganization would involve (i) the transfer and delivery of substantially all of the assets of the applicable Target Fund to its corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of such Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund by the Target Fund to its shareholders; and (iii) the termination, dissolution and complete liquidation of the Target Fund as a series of the Target Trust. If a Reorganization does not occur as contemplated in the Combined Prospectus/Proxy Statement, Hartford Investment Management Company will promptly notify shareholders of the respective Target Fund as to the status of the transaction. In such circumstances, the Board of Trustees of the Target Trust will examine alternatives to the Reorganization in light of the best interests of shareholders.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to HVIT Funds, One Hartford Plaza – NP5-B, Hartford, CT 06155, by email at hvitfunds@himco.com, or by calling Broadridge Financial Solutions, Inc. at 1 (833) 501-4706.

For the Target Funds: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the HIMCO Variable Insurance Trust dated April 30, 2017, as supplemented (SEC Accession No. 0001104659-17-026222); the Annual Report to Shareholders for the fiscal year ended December 31, 2016, filed February 23, 2017 (SEC Accession No. 0001193125-17-052941); and the Semi-Annual Report to Shareholders for the fiscal period ended June 30, 2017, filed August 23, 2017, (SEC Accession No. 0001193125-17-265142), as filed with the Securities and Exchange Commission (the “SEC”).

For the Acquiring Funds: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. dated May 1, 2017, as supplemented (SEC Accession No. 0000891092-17-003602); the Statement of Additional Information (Class III Shares of the BlackRock S&P 500 Index V.I. Fund only) included in the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. dated November 28, 2017, as supplemented (SEC Accession No. 0000891092-17-008505); the Annual Report to Shareholders of each of the BlackRock S&P 500 Index V.I. Fund and the BlackRock Managed Volatility V.I. Fund for the fiscal year ended December 31, 2016, filed February 27, 2017 (SEC Accession No. 0001193125-17-058782); and the Semi-Annual Report to Shareholders for each of the BlackRock S&P 500 Index V.I. Fund and the BlackRock Managed Volatility V.I. Fund for the fiscal period ended June 30, 2017, filed August 28, 2017 (SEC Accession No. 0001193125-17-269859), as filed with the SEC.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

Financial Statements	S-1
Pro Forma Financial Statements (Unaudited)	S-1

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report and Semi-Annual Report to Shareholders of the HIMCO VIT Index Fund for the fiscal year ended December 31, 2016 and the fiscal period ended June 30, 2017, respectively, (ii) the Annual Report and Semi-Annual Report to Shareholders of the HIMCO VIT Portfolio Diversifier Fund for the fiscal year ended December 31, 2016 and the fiscal period ended June 30, 2017, respectively, (iii) the Annual Report and Semi-Annual Report to Shareholders of the BlackRock S&P 500 Index V.I. Fund for the fiscal year ended December 31, 2016 and the fiscal period ended June 30, 2017, respectively, and (iv) the Annual Report and Semi-Annual Report to Shareholders of the BlackRock Managed Volatility V.I. Fund for the fiscal year ended December 31, 2016 and the fiscal period ended June 30, 2017, respectively, each of which has been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

Pro forma financial statements of the HIMCO VIT Index Fund, the HIMCO VIT Portfolio Diversifier Fund, the BlackRock S&P 500 Index V.I. Fund and the BlackRock Managed Volatility V.I. Fund are provided on the following pages.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of the Reorganizations is contingent upon certain conditions being satisfied, including that shareholders of each Target Fund must approve the applicable Agreement and Plan of Reorganization (each, a “Reorganization Agreement”) between the respective Target Fund and Acquiring Fund.

Name of Target Fund and Class of Shares	Name of Acquiring Fund and Class of Shares
HIMCO VIT Index Fund	BlackRock S&P 500 Index V.I. Fund
Class IA Shares	Class I Shares
Class IB Shares	Class III Shares*
HIMCO VIT Portfolio Diversifier Fund	BlackRock Managed Volatility V.I. Fund
Class IB Shares	Class III Shares*

* As of June 30, 2017, the Acquiring Funds had no Class III Shares outstanding.

These pro forma numbers have been estimated in good faith based on information regarding each Fund as of June 30, 2017.

The unaudited pro forma information provided herein should be read in conjunction with the Annual Reports of each Target Fund and Acquiring Fund dated December 31, 2016, and the Semi-Annual Reports of each Target Fund and Acquiring Fund dated June 30, 2017, all of which are on file with the SEC and are available at no charge.

The Reorganizations are intended to consolidate the Target Fund with a similar fund advised by BlackRock Advisors, LLC (“BlackRock Advisors”), each Acquiring Fund’s investment adviser.

The expenses, expenses caps and waivers listed below were in effect during the period July 1, 2016 to June 30, 2017.

Hartford Investment Management Company (“Hartford Investment Management”) serves as each Target Fund’s investment manager pursuant to an Investment Management Agreement with the Target Trust. The management fee set forth in the HIMCO VIT Index Fund’s investment management agreement is 0.3000% of the first $2 billion, 0.2000% of the next $3 billion, 0.1800% of the next $5 billion and 0.1700% in excess of $10 billion annually of the Fund’s average daily net assets.

The management fee set forth in the HIMCO VIT Portfolio Diversifier Fund’s investment advisory agreement is 0.6000% of the first $500 million, 0.5500% of the next $500 million, 0.5000% of the next $4 billion, 0.4800% of the next $5 billion and 0.4700% in excess of $10 billion annually of the Fund’s average daily net assets.

Hartford Investment Management has contractually agreed, through at least April 30, 2018, to limit the expenses of certain classes of each Target Fund by reimbursing expenses (exclusive of taxes, interest expenses, brokerage commissions, dividend and interest expenses on short sales and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:

Fund	Class IA	Class IB
HIMCO VIT Index Fund	0.33%	0.58%
HIMCO VIT Portfolio Diversifier Fund	N/A	0.85%

The Acquiring Corporation, on behalf of each Acquiring Fund, has entered into an investment management agreement with BlackRock Advisors. Under the Acquiring Funds’ Management Agreement, BlackRock Advisors receives for its services to each Acquiring Fund a fee at an annual rate as set forth below. The fee is computed daily on a Fund-by-Fund basis and payable monthly.

Fund	Rate of Management Fee
BlackRock S&P 500 Index V.I. Fund	0.300% of average daily net assets
BlackRock Managed Volatility V.I. Fund	0.55% not exceeding $1 billion, 0.52% in excess of $1 billion but not more than $3 billion, 0.50% in excess of $3 billion but not more than $5 billion, 0.48% in excess of $5 billion but not more than $10 billion, 0.47% in excess of $10 billion of average daily net assets

With respect to each Acquiring Fund, BlackRock Advisors has voluntarily agreed to waive its management fees by the amount of advisory fees the Acquiring Fund pays to BlackRock Advisors indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual cap on net expenses will be reduced by the amount of the affiliated money market fund waiver.

With respect to the BlackRock S&P 500 Index V.I. Fund, effective September 1, 2016, BlackRock Advisors voluntarily agreed to waive its management fees with respect to any portion of the BlackRock S&P 500 Index V.I. Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds (“ETFs”) that have a contractual management fee. Effective May 1, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the BlackRock S&P 500 Index V.I. Fund.

With respect to the BlackRock Managed Volatility V.I. Fund, BlackRock Advisors had contractually agreed to waive its management fees on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock Advisors or its affiliates, if any (the “affiliated mutual fund waiver”). In addition, BlackRock Advisors had voluntarily agreed to waive its management fees with respect to any portion of the Fund’s assets invested in affiliated ETFs (the “affiliated ETF waiver”). Effective May 1, 2017, the affiliated mutual fund waiver and the affiliated ETF waiver were replaced by a contractual agreement by

BlackRock Advisors to waive its management fees with respect to any portion of the BlackRock Managed Volatility V.I. Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated ETFs that have a contractual management fee waiver through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the BlackRock Managed Volatility V.I. Fund.

With respect to each Acquiring Fund, BlackRock Advisors has contractually agreed to reimburse all operational and recordkeeping fees through April 30, 2018. BlackRock Advisors has agreed not to reduce or discontinue this contractual reimbursement unless approved by the Board, including a majority of non-interested directors or by a vote of the outstanding voting securities of the Acquiring Funds.

With respect to BlackRock S&P 500 Index V.I. Fund, BlackRock Advisors has contractually agreed to waive 0.10% of its management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of the outstanding voting securities of the BlackRock S&P 500 Index V.I. Fund.

With respect to each Acquiring Funds BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business (“expense limitation”) through April 30, 2018. The expense limitations as a percentage of average daily net assets are as follows:

BlackRock S&P 500 Index V.I. Fund
Class I	1.25%
Class III	1.50%
BlackRock Managed Volatility V.I. Fund
Class III	1.25%

The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of the outstanding voting securities of the Acquiring Funds.

If a Reorganization is approved, BlackRock Advisors has agreed to certain changes to its management fee and/or expense caps and waivers, effective upon the closing of the Reorganization.

The management fee payable by the BlackRock S&P 500 Index V.I. Fund will be reduced to the annual rate set forth below, effective upon the closing of the Reorganization of the HIMCO VIT Index Fund into the BlackRock S&P 500 Index V.I. Fund:

Fund	Rate of Management Fee
BlackRock S&P 500 Index V.I. Fund	0.07% of average daily net assets

In connection with the above reduction in the contractual management fee rate of the BlackRock S&P 500 Index V.I. Fund effective upon the closing of the Reorganization of the HIMCO VIT Index Fund into the BlackRock S&P 500 Index V.I. Fund, the contractual agreement to waive 0.10% of BlackRock’s management fee for the BlackRock S&P 500 Index V.I. Fund will be terminated effective upon the closing of such Reorganization.

The BlackRock Managed Volatility V.I. Fund will continue to pay management fees at the annual rate set forth below following the closing of the Reorganization of the HIMCO VIT Portfolio Diversifier Fund into the BlackRock Managed Volatility V.I. Fund:

Fund	Rate of Management Fee
BlackRock Managed Volatility V.I. Fund	0.55% not exceeding $1 billion, 0.52% in excess of $1 billion but not more than $3 billion, 0.50% in excess of $3 billion but not more than $5 billion, 0.48% in excess of $5 billion but not more than $10 billion, 0.47% in excess of $10 billion of average daily net assets

With respect to each Acquiring Fund, BlackRock Advisors has voluntarily agreed to waive its management fees by the amount of advisory fees the Acquiring Fund pays to BlackRock Advisors indirectly through its investment in affiliated money market funds (previously defined as the “affiliated money market fund waiver”). The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual cap on net expenses will be reduced by the amount of the affiliated money market fund waiver.

With respect to each Acquiring Fund, BlackRock Advisors contractually agreed to waive its management fees with respect to any portion of the Acquiring Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated ETFs that have a contractual management fee through April 30, 2021, effective upon the closing of the applicable Reorganization. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the Acquiring Funds.

With respect to each Acquiring Fund, effective upon the closing of the applicable Reorganization, BlackRock Advisors has contractually agreed to reimburse fees in order to limit operational and recordkeeping fees to a percentage of average daily net assets through April 30, 2021 as follows:

BlackRock S&P 500 Index V.I. Fund
Class I	0.05%
Class III	0.05%
BlackRock Managed Volatility V.I. Fund
Class III	0.00%

With respect to the Acquiring Funds, effective upon the closing of the applicable Reorganization, BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, through April 30, 2021 as follows:

BlackRock S&P 500 Index V.I. Fund
Class I	0.15%
Class III	0.40%
BlackRock Managed Volatility V.I. Fund
Class III	0.84%

The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Acquiring Corporation or by a vote of the outstanding voting securities of the Acquiring Funds.

Other Service Providers

	Target Funds	Acquiring Funds
Sub-Advisers	None.

BlackRock Managed Volatility V.I. Fund Only:

BlackRock International Limited
Exchange Place One
1 Semple Street
Edinburgh, EH3 8BL, United Kingdom

BlackRock Asset Management North Asia Limited
16/F, 2 Queen’s Road
Cheung Kong Center
Hong Kong

BlackRock (Singapore) Limited
20 Anson Road #18-01
079912 Singapore

Distributor	HIMCO Distribution Services Company One Hartford Plaza Hartford, Connecticut 06155	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022
Custodian	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	JPMorgan Chase Bank, N.A. 383 Madison Avenue New York, New York 10179
Transfer Agent	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Administrator (Target Funds); Accounting Services Provider (Acquiring Funds)	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	JPMorgan Chase Bank, N.A. 383 Madison Avenue New York, New York 10179
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116	Deloitte & Touche LLP 1700 Market Street Philadelphia, Pennsylvania 19103
Fund Counsel	Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110-2605	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6019

Combined Funds. Following the closing of the Reorganizations, each Acquiring Fund’s current service providers will serve its corresponding Combined Fund.

The unaudited pro forma information set forth below as of June 30, 2017 is intended to present supplemental data as if the Reorganizations had been consummated on June 30, 2017. As of June 30, 2017, the net assets of each Target Fund, Acquiring Fund and Pro Forma Combined Fund were as follows:

Reorganization	Target Fund	Acquiring Fund	Pro Forma Combined Fund
HIMCO VIT Index Fund/ BlackRock S&P 500 Index V.I. Fund	$1,099,448,913	$213,405,576	$1,191,059,299
HIMCO VIT Portfolio Diversifier Fund/ BlackRock Managed Volatility V.I. Fund	$292,576,953	$15,306,843	$303,226,396

In each Reorganization, the outstanding shares of the respective Target Fund will be exchanged for newly issued shares of the Acquiring Fund, with $0.10 par value per share (“Acquiring Fund Shares”). The aggregate net asset value immediately after the Reorganization of your Combined Fund shares will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization, less the direct costs of the Reorganization, as applicable. However, the number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund, you would receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund, you would receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. The net asset value of each Target Fund will be determined in accordance with the corresponding Acquiring Fund’s valuation procedures described in the then-current Prospectus and Statement of Additional Information of such Acquiring Fund or such other valuation procedures as shall be mutually agreed upon by the Funds. However, Hartford Investment Management has agreed to ensure that no Target Fund shareholder will receive Acquiring Fund Shares of a value less than that which would be calculated if the Target Fund’s valuation procedures were used to calculate the Target Fund’s net asset value in connection with the applicable Reorganization Agreement. To the extent a share class of the Acquiring Fund is not currently active, you will receive shares with the same aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

The number of shares of each class assumed to be issued is equal to the net asset value of the shares of the Target Fund, as of June 30, 2017, divided by the net asset value per share of the corresponding class of shares of Acquiring Fund as of June 30, 2017. The pro forma number of shares outstanding, by class, for the Acquiring Fund consists of the following at June 30, 2017.

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post-Combination
BlackRock S&P 500 Index V.I. Fund
Class I	9,698,099	29,039,594	38,737,693
Class III	†	16,095,512	16,095,512
BlackRock Managed Volatility V.I. Fund
Class III	†	21,298,282	21,298,282

† As of June 30, 2017, the Acquiring Funds had no Class III Shares outstanding.

The unaudited pro forma information set forth below for the period ended June 30, 2017 is intended to present ratios and supplemental data as if the Reorganizations had been consummated at July 1, 2016. On a pro forma basis for the twelve months ended June 30, 2017, the proposed Reorganizations would result in the following changes in management fees, other operating expenses and waivers and reimbursements as follows:

	HIMCO VIT Index Fund/ BlackRock S&P 500 Index V.I. Fund		HIMCO VIT Portfolio Diversifier Fund/ BlackRock Managed Volatility V.I. Fund
	Dollar Change (Decrease)	Basis Points	Dollar Change (Decrease)	Basis Points
Management fees	($2,927,080)	(0.23%)	($151,534)	(0.05%)
Other operating expenses	$65,419	0.01%	$645,125	0.20%
Waivers and reimbursements	$602,505	0.04%	($587,185)	(0.18%)
Net decrease	($2,259,156)	(0.18%)	($93,594)	(0.03%)

The following table represents the total net annual portfolio operating expenses for the Target Funds and the Acquiring Funds as of June 30, 2017 and the Combined Fund as if the Reorganization was consummated on July 1, 2016.

Class of Shares	Target Fund	Acquiring Fund	Pro Forma Combined Fund
BlackRock S&P 500 Index V.I. Fund
Class I	0.33%	0.31%	0.15%
Class III	0.58%	N/A	0.40%

BlackRock Managed Volatility V.I. Fund
Class III	0.85%	N/A	0.84%

No significant accounting policies will change as a result of the proposed Reorganizations, specifically, policies regarding valuation and Subchapter M compliance. As of June 30, 2017, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of the respective Acquiring Fund. The portfolio managers of the BlackRock S&P 500 Index V.I. Fund do not anticipate selling any securities of the HIMCO VIT Index Fund acquired in the Reorganization other than in the ordinary course of business of the Combined Fund. The portfolio managers of the BlackRock Managed Volatility V.I. Fund anticipate disposing of a significant portion (approximately 55%) of the securities of the HIMCO VIT Portfolio Diversifier Fund acquired in the Reorganization in connection with realigning the Combined Fund’s portfolio in a manner consistent with its investment process. The portfolio managers of BlackRock Managed Volatility V.I. Fund anticipate that the portfolio securities of HIMCO VIT Portfolio Diversifier Fund to be sold following the Reorganization will consist mainly of corporate bonds. The sale of these portfolio securities would increase the brokerage expenses and transaction costs incurred by the Combined Fund. In addition, if the Reorganization is completed, the Combined Fund may invest more significantly in individual equity and fixed-income securities rather than ETFs to gain exposure to such securities. The brokerage commission and other portfolio transaction costs relating to the sale of portfolio securities acquired from the HIMCO VIT Portfolio Diversifier Fund and the sale of ETF shares in connection with the Combined Fund’s investing more significantly in individual equity and fixed-income securities are estimated to be approximately 0.05% of the Combined Fund’s net assets following the Reorganization.

The Reorganizations are expected to be tax free for U.S. federal income tax purposes. This means that no gain or loss will be recognized by a Target Fund or its shareholders for U.S. federal income tax purposes as a result of the Reorganizations. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of a Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its shares of the Target Fund immediately before the Reorganization.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganizations: BlackRock Advisors or its affiliates will pay each Acquiring Fund’s portion of the expenses incurred in connection with its respective Reorganization, which are estimated to be $221,000, and includes legal fees, auditing fees and the costs of preparing and filing a registration statement with the Securities and Exchange Commission relating to the Reorganizations. Hartford Investment Management or its affiliates will pay each Target Fund’s portion of the expenses incurred in connection with its respective Reorganization, which are estimated to be $530,576, and includes legal fees, auditing fees, the costs of printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the Special Meeting, and the expenses incurred in connection with the solicitation and tabulation of proxies to be voted at the Special Meeting. With respect to each Reorganization, the Target Fund and the Acquiring Fund will bear their respective brokerage expenses and portfolio transaction costs in connection with the implementation of the applicable Reorganization.

Undistributed Net Investment Income/Accumulated Capital Gains: If the Reorganizations are approved by shareholders, then substantially all of the undistributed net investment income and accumulated capital gains, if any, of each Target Fund is expected to be declared to such Target Fund’s shareholders prior to the Closing Date. As of June 30, 2017, the amount of undistributed net investment income and accumulated capital gains for each Target Fund was as follows:

Undistributed Net Investment Income	Accumulated Capital Gains
HIMCO VIT Index Fund	HIMCO VIT Index Fund
$28,717,594	$93,077,596

HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT Portfolio Diversifier Fund
$4,657,400	$0

Capital Loss Carryforwards. As of June 30, 2017, the HIMCO VIT Index Fund and the HIMCO VIT Portfolio Diversifier Fund had capital loss carryforwards as follows:

Short-Term Capital Loss Carryforwards (Unaudited)	Long-Term Capital Loss Carryforwards (Unaudited)
HIMCO VIT Index Fund	HIMCO VIT Index Fund
$0	$0

HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT Portfolio Diversifier Fund
$22,273,443	$67,504,889

PART C

OTHER INFORMATION

Item 15.     Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant, except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees and judgments, fines and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if; (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Under each Distribution Agreement, the Registrant has agreed to indemnify the Distributor against any loss, liability, claim, damage or expense arising out of any untrue statement of a material fact, or an omission to state a material fact, in any registration statement, prospectus or report to shareholders of the Registrant. Reference is made to Article VI of Registrant’s Certificate of Incorporation, Article VI of Registrant’s By-laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of each Distribution Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Article IV, Section 1 of the Registrant’s Bylaws provides:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 2 of the Registrant’s Bylaws further provides:

Section 2. Mandatory Indemnification.

The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service, except with respect to any matter as to which such person shall not have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which such person shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Notwithstanding the foregoing, no indemnification shall be made hereunder in any action that is disposed of by a settlement, compromise payment, consent decree, or otherwise unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of Shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of any person who is or was a Director, any advisory board member or any officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 4 of the Registrant’s Bylaws further provides:

Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall continue as to a person who has ceased to be a Director, advisory board member or officer and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.

Article IV, Section 5 of the Registrant’s Bylaws further provides:

Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act. The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

Indemnification of BlackRock Advisors, LLC is provided for in Section 13 of the Third Amended and Restated Securities Lending Agency Agreement incorporated herein by reference as Exhibit 8(a).

Item 16.	Exhibits

Exhibit Number		Description

1(a)	—	Articles of Incorporation of Registrant is incorporated herein by reference to Exhibit 1 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”).

1(b)	—	Form of Articles Supplementary of Registrant is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 1 to the Registration Statement.

Exhibit Number		Description

1(c)	—	Form of Articles of Amendment of Registrant is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 7 to the Registration Statement.

1(d)	—	Form of Articles Supplementary of Registrant is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 10 to the Registration Statement.

1(e)	—	Form of Articles Supplementary of Registrant is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 12 to the Registration Statement.

1(f)	—	Form of Articles Supplementary of Registrant is incorporated herein by reference to Exhibit 1(f) to Post-Effective Amendment No. 16 to the Registration Statement (“Post-Effective Amendment No. 16”).

1(g)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the redesignation of shares of common stock as Merrill Lynch Basic Value Focus Fund Common Stock, Merrill Lynch World Income Focus Fund Common Stock, Merrill Lynch Global Utility Focus Fund Common Stock and Merrill Lynch International Equity Focus Fund Common Stock are incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 20 to the Registration Statement.

1(h)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Developing Capital Markets Focus Fund Common Stock, Merrill Lynch International Bond Fund Common Stock and Merrill Lynch Intermediate Government Bond Fund Common Stock is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 21 to the Registration Statement filed March 17, 1994.

1(i)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Index 500 Fund Common Stock are incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 26 to the Registration Statement filed December 9, 1996.

1(j)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation relating to the reclassification of Merrill Lynch Flexible Strategy Fund Common Stock as Merrill Lynch Global Strategy Focus Fund Common Stock, the reclassification of the Merrill Lynch International Bond Fund Common Stock as Merrill Lynch World Income Focus Fund Common Stock, the change in name of the class of shares of common stock designated as Merrill Lynch Intermediate Government Bond Fund to Merrill Lynch Government Bond Fund, and the change in the name of the class of shares of common stock designated as Merrill Lynch World Income Focus Fund to Merrill Lynch Global Bond Focus Fund is incorporated herein by reference to Exhibit 1(j) to Post-Effective Amendment No. 26 to the Registration Statement filed December 9, 1996.

1(k)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation relating to designation of Class A and Class B shares is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 27 to the Registration Statement filed April 25, 1997.

1(l)	—	Form of Articles of Amendment redesignating the Class A and Class B Shares of the Equity Growth Fund as Class A and Class B Shares of the Special Value Focus Fund is incorporated herein by reference to Exhibit 1(l) to Post-Effective Amendment No. 28 to the Registration Statement filed July 14, 1997.

1(m)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Global Growth Focus Fund Common Stock and Merrill Lynch Capital Focus Fund is incorporated herein by reference to Exhibit 1(m) to Post-Effective Amendment No. 30 to the Registration Statement filed April 17, 1998.

Exhibit Number		Description

1(n)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Fundamental Growth Focus Fund Common Stock and a change in the amount of Class A Shares of the Merrill Lynch Basic Value Focus Fund, Merrill Lynch High Current Income Fund, and Merrill Lynch Prime Bond Fund is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 12 to the Registration Statement.

1(o)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Focus Twenty Select Fund is incorporated herein by reference to Exhibit 1(o) to Post-Effective Amendment No. 35 to the Registration Statement filed April 17, 2000.

1(p)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Capital Focus Fund, Merrill Lynch Special Value Focus Fund, Merrill Lynch Global Utility Focus Fund, Merrill Lynch Global Strategy Focus Fund and Merrill Lynch Quality Equity Fund are incorporated herein by reference to Exhibit 1(p) to Post-Effective Amendment No. 38 to the Registration Statement filed April 17, 2001.

1(q)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to a change in the amount of Class A Shares of the Merrill Lynch Core Bond Focus Fund and a change in the amount of Class A Shares of the Merrill Lynch Large Cap Core Focus Fund are incorporated herein by reference to Exhibit 1(q) to Post-Effective Amendment No. 38 to the Registration Statement filed April 17, 2001.

1(r)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to a change in the amount of Class A Shares of the Merrill Lynch Large Cap Value Focus Fund and a change in the amount of Class B Shares of the Merrill Lynch Large Cap Value Focus Fund are incorporated herein by reference to Exhibit 1(r) to Post-Effective Amendment No. 38 to the Registration Statement filed April 17, 2001.

1(s)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to changes in the names of the classes of shares of common stock of all Funds is incorporated herein by reference to Exhibit 1(s) to Post-Effective Amendment No. 39 to the Registration Statement filed April 22, 2002.

1(t)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to a change in the amount of Class A Shares of the Merrill Lynch Domestic Money Market V.I. Fund and a change in the amount of Class A Shares of the Merrill Lynch Government Bond V.I. Fund is incorporated herein by reference to Exhibit 1(t) to Post-Effective Amendment No. 39 to the Registration Statement filed April 22, 2002.

1(u)	—	Articles of Amendment to Articles Supplementary are incorporated herein by reference to Exhibit 1(u) to Post-Effective Amendment No. 44 to the Registration Statement filed November 20, 2003.

1(v)	—	Articles Supplementary relating to the designation of Class III shares are incorporated herein by reference to Exhibit 1(v) to Post-Effective Amendment No. 44 to the Registration Statement filed November 20, 2003.

1(w)	—	Articles Supplementary relating to the designation of shares of common stock as Merrill Lynch International Value V.I. Fund common stock and Merrill Lynch Large Cap Growth V.I. Fund common stock are incorporated herein by reference to Exhibit 1(w) to Post-Effective Amendment No. 44 to the Registration Statement filed November 20, 2003.

Exhibit Number		Description

1(x)	—	Articles of Amendment relating to renaming certain series are incorporated herein by reference to Exhibit 1(x) to Post-Effective Amendment No. 52 to the Registration Statement filed April 19, 2010.

1(y)	—	Articles of Amendment relating to renaming certain series are incorporated herein by reference to Exhibit 1(y) to Post-Effective Amendment No. 53 to the Registration Statement filed February 15, 2011.

1(z)	—	Form of Articles of Amendment relating to renaming certain series is incorporated herein by reference to Exhibit 1(z) to Post-Effective Amendment No. 57 to the Registration Statement filed December 23, 2011.

1(aa)	—	Articles of Amendment relating to renaming certain series are incorporated herein by reference to Exhibit 1(aa) to Post-Effective Amendment No. 63 to the Registration Statement filed January 22, 2013.

1(bb)	—	Articles Supplementary relating to the designation of shares of common stock as BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund are incorporated herein by reference to Exhibit 1(bb) to Post-Effective Amendment No. 67 to the Registration Statement filed February 14, 2014.

1(cc)	—	Articles of Amendment relating to renaming certain series are incorporated herein by reference to Exhibit 1(cc) to Post-Effective Amendment No. 79 to the Registration Statement filed September 1, 2015.

1(dd)	—	Articles Supplementary to the Articles of Incorporation Reclassifying Shares of Authorized Capital Stock are incorporated herein by reference to Exhibit 1(dd) to Post-Effective Amendment No. 83 to the Registration Statement filed April 19, 2017.

1(ee)	—	Articles Supplementary relating to the designation of shares of common stock as BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund are incorporated herein by reference to Exhibit 1(ee) to Post-Effective Amendment No. 89 to the Registration Statement filed October 3, 2017.

2	—	Amended and Restated By-Laws of Registrant are incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 90 to the Registration Statement filed November 28, 2017.

3	—	None.

4	—	Form of Agreement and Plan of Reorganization is included in Appendix II to the Combined Prospectus/Proxy Statement.

5(a)	—	Specimen certificate for shares of common stock of Registrant is incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 2 to the Registration Statement.

5(b)	—	Instruments Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 above.

6(a)	—	Investment Management Agreement between the Registrant and BlackRock Advisors, LLC for BlackRock Advantage Large Cap Value V.I. Fund is incorporated herein by reference to Exhibit 4(a) to Post-Effective Amendment No. 48 to the Registration Statement filed April 23, 2007.

6(b)	—	Investment Management Agreement between the Registrant and BlackRock Advisors, LLC for BlackRock Variable Series Funds, Inc. (except for BlackRock Advantage Large Cap Value V.I. Fund) is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 48 to the Registration Statement filed April 23, 2007.

Exhibit Number		Description

6(c)	—	Amendment No. 1 to the Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 57 to the Registration Statement filed December 23, 2011.

6(d)	—	Form of Amendment No. 2 to the Investment Management Agreement between the Registrant and BlackRock Advisors, LLC with respect to BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund is incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 69 to the Registration Statement filed April 30, 2014.

6(e)	—	Form of Amendment No. 3 to the Investment Management Agreement between the Registrant and BlackRock Advisors, LLC with respect to BlackRock S&P 500 Index V.I. Fund.*

6(f)	—	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited is incorporated herein by reference to Exhibit 4(f) to Post-Effective Amendment No. 50 to the Registration Statement filed April 13, 2009.

6(g)	—	Form of Sub-Advisory Agreement between BlackRock Fund Advisors, LLC and BlackRock (Hong Kong) Limited is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 63 to the Registration Statement filed January 22, 2013.

6(h)	—	Form of Sub-Advisory Agreement between BlackRock Fund Advisors, LLC and BlackRock (Singapore) Limited is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 63 to the Registration Statement filed January 22, 2013.

6(i)	—	Form of Sub-Advisory Agreement between BlackRock Fund Advisors, LLC and BlackRock International Limited with respect to BlackRock Managed Volatility V.I. Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 63 to the Registration Statement filed January 22, 2013.

6(j)	—	Form of Investment Management Agreement between BlackRock Advisors, LLC and iShares Alternative Strategies V.I. Fund (Cayman) is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 73 to the Registration Statement filed August 28, 2014.

6(k)	—	Form of Investment Management Agreement between BlackRock Advisors, LLC and iShares Dynamic Allocation V.I. Fund (Cayman) is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 73 to the Registration Statement filed August 28, 2014.

7(a)	—	Form of Distribution Agreement between the Registrant and BlackRock Investments, LLC (formerly, BlackRock Investments, Inc.) (the “Distributor”) is incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 50 to the Registration Statement filed April 13, 2009.

8	—	None.

9(a)	—	Form of Custodian Agreement with The Bank of New York is incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 2 to the Registration Statement.

9(b)	—	Form of Custodian Agreement with Brown Brothers Harriman & Co is incorporated herein by reference to Exhibit 7 to Amendment No. 2 to the Registration Statement on Form N-1A of Master Large Cap Series Trust (File No. 811-09739) filed January 30, 2002.

Exhibit Number		Description

9(c)	—	Form of Custody Agreement with The Bank of New York Mellon is incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 52 of the Registration Statement on Form N-1A of BlackRock Total Return Fund of BlackRock Bond Fund, Inc. (File No. 2-62329) filed January 28, 2013.

9(d)	—	Form of Master Global Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit 7(d) of Post-Effective Amendment No. 728 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305) filed July 28, 2017.

10(a)	—	Amended and Restated Distribution Plan for Class II Shares of the Registrant between the Registrant and the Distributor is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 75 to the Registration Statement filed April 17, 2015.

10(b)	—	Amended and Restated Distribution Plan for Class III Shares of the Registrant between the Registrant and the Distributor is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 75 to the Registration Statement filed April 17, 2015.

10(c)	—	Rule 18f-3 Plan, as revised, is incorporated herein by reference to Exhibit 14 to Post-Effective Amendment No. 44 to the Registration Statement filed November 20, 2003.

11	—	Opinion of Miles & Stockbridge P.C. as to the legality of the securities being registered.*

12(a)	—	Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Proxy Statement with respect to the reorganization of HIMCO VIT Index Fund into BlackRock S&P 500 Index V.I. Fund.*

12(b)	—	Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Proxy Statement with respect to the reorganization of HIMCO VIT Portfolio Diversifier Fund into BlackRock Managed Volatility V.I. Fund.*

13(a)	—	Form of Third Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC is incorporated herein by reference to Exhibit 8(d) to Post-Effective Amendment No. 41 of the Registration Statement on Form N-1A of BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust (File No. 2-96581) filed January 26, 2015.

13(b)	—	Amendment No. 1 to the Third Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 22 of the Registration Statement on Form N-1A of BlackRock Long-Horizon Equity Fund (File No. 333-124372) filed February 28, 2017.

13(c)	—	Form of Transfer Agency and Shareholder Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Series Funds, Inc. (File No. 2-69062) filed April 18, 2014.

13(d)	—	Form of Administration and Accounting Services Agreement between BlackRock Capital Appreciation Fund, Inc. and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of BlackRock Capital Appreciation Fund, Inc. (File No. 33-47875) filed January 28, 2013.

13(e)	—	Form of Joinder and Amendment to Administration and Accounting Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 148 to the Registration Statement on Form N-1A of BlackRock Funds II (File No. 333-142592) filed January 28, 2015.

Exhibit Number		Description

13(f)	—	Form of Fourth Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties is incorporated herein by reference to Exhibit 8(i) to Amendment No. 255 to the Registration Statement of Form N-1A of BlackRock Funds II (File No. 333-142592) filed April 27, 2017.

13(g)	—	Form of Eighth Amended and Restated Expense Limitation Agreement, by and between the Registrant and BlackRock Advisors, LLC, among others is incorporated herein by reference to Exhibit 8(f) of Post-Effective Amendment No. 736 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305) filed September 28, 2017.

13(h)	—	Form of Amended Accounting Support Services Agreement between the Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of BlackRock Natural Resources Trust (File No. 2-97095) filed November 24, 2015.

13(i)	—	Form of Master Fund Services Agreement between Registrant and JPMorgan Chase Bank, N.A is incorporated herein by reference to Exhibit 8(n) of Post-Effective Amendment No. 728 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305) filed July 28, 2017.

14(a)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for HIMCO VIT Index Fund and HIMCO VIT Portfolio Diversifier Fund.*

14(b)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for BlackRock S&P 500 Index V.I. Fund and BlackRock Managed Volatility V.I. Fund.*

15	—	None.

16	—	Power of Attorney is incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-221936) filed December 7, 2017.

17(a)	—	Form of Proxy Card.*

17(b)	—	Form of Voting Instruction Card.*

*		Filed herewith.

Item 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganizations within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 5th day of February, 2018.

BLACKROCK VARIABLE SERIES FUNDS, INC. (REGISTRANT) ON BEHALF OF BLACKROCK MANAGED VOLATILITY V.I. FUND AND BLACKROCK S&P 500 INDEX V.I. FUND

By	/S/ JOHN M. PERLOWSKI
John M. Perlowski
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	Director, President and Chief Executive Officer (Principal Executive Officer)	February 5, 2018

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	February 5, 2018

JAMES H. BODURTHA* (James H. Bodurtha)	Director

BRUCE R. BOND* (Bruce R. Bond)	Director

STUART E. EIZENSTAT* (Stuart E. Eizenstat)	Director

HENRY GABBAY* (Henry Gabbay)	Director

LENA G. GOLDBERG* (Lena G. Goldberg)	Director

ROBERT M. HERNANDEZ* (Robert M. Hernandez)	Director

HENRY R. KEIZER* (Henry R. Keizer)	Director

JOHN F. O’BRIEN* (John F. O’Brien)	Director

DONALD C. OPATRNY* (Donald C. Opatrny)	Director

Signature	Title	Date
ROBERT FAIRBAIRN* (Robert Fairbairn)	Director

*By:	/S/ BENJAMIN ARCHIBALD (Benjamin Archibald, Attorney-In-Fact)	February 5, 2018

EXHIBIT INDEX

Exhibits	Description

6(e)	Form of Amendment No. 3 to the Investment Management Agreement between the Registrant and BlackRock Advisors, LLC with respect to BlackRock S&P 500 Index V.I. Fund

11	Opinion of Miles & Stockbridge P.C. as to the legality of the securities being registered

12(a)	Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Proxy Statement with respect to the reorganization of HIMCO VIT Index Fund into BlackRock S&P 500 Index V.I. Fund

12(b)	Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Proxy Statement with respect to the reorganization of HIMCO VIT Portfolio Diversifier Fund into BlackRock Managed Volatility V.I. Fund

14(a)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for HIMCO VIT Index Fund and HIMCO VIT Portfolio Diversifier Fund

14(b)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for BlackRock S&P 500 Index V.I. Fund and BlackRock Managed Volatility V.I. Fund

17(a)	Form of Proxy Card

17(b)	Form of Voting Instruction Card